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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 25, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                 Series 2001-10








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



                             TABLE OF CONTENTS


PRELIMINARY STATEMENT


                                 ARTICLE I

                                DEFINITIONS

Section 1.01      Defined Terms ................................................
Section 1.02      Interest Calculations ........................................


                                 ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS
                     ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans .................................
Section 2.02      Acceptance by the Trustee of the Mortgage Loans ..............
Section 2.03      Representations, Warranties and Covenants of the Servicer ....
Section 2.04      Representations and Warranties of the Depositor as to the
                    Mortgage Loans .............................................
Section 2.05      Designation of Interests in the REMICs .......................
Section 2.06      Designation of Start-up Day ..................................
Section 2.07      REMIC Certificate Maturity Date ..............................
Section 2.08      Execution and Delivery of Certificates .......................


                                ARTICLE III

                        ADMINISTRATION AND SERVICING
                             OF MORTGAGE LOANS

Section 3.01      Servicer to Service Mortgage Loans ...........................
Section 3.02      Subservicing; Enforcement of the Obligations of Servicer .....
Section 3.03      Fidelity Bond; Errors and Omissions Insurance ................
Section 3.04      Access to Certain Documentation ..............................
Section 3.05      Maintenance of Primary Insurance Policy; Claims ..............
Section 3.06      Rights of the Depositor and the Trustee in Respect of the
                    Servicer ...................................................
Section 3.07      Trustee to Act as Servicer
Section 3.08      Collection of Mortgage Loan Payments; Servicer Custodial
                    Account; Certificate Accounts and Upper-Tier Certificate
                    Account ....................................................
Section 3.09      Collection of Taxes, Assessments and Similar Items;
                    Escrow Accounts ............................................
Section 3.10      Access to Certain Documentation and Information Regarding
                    the Mortgage Loans .........................................
Section 3.11      Permitted Withdrawals from the Servicer Custodial
                    Account, Certificate Accounts, and Upper-Tier Certificate
                    Account ....................................................
Section 3.12      Maintenance of Hazard Insurance ..............................
Section 3.13      Enforcement of Due-On-Sale Clauses; Assumption Agreements ....
Section 3.14      Realization Upon Defaulted Mortgage Loans; REO Property ......
Section 3.15      Trustee to Cooperate; Release of Mortgage Files ..............
Section 3.16      Documents, Records and Funds in Possession of the
                    Servicer to be Held for the Trustee ........................
Section 3.17      Servicing Compensation .......................................
Section 3.18      Annual Statement as to Compliance ............................
Section 3.19      Annual Independent Public Accountants' Servicing
                    Statement; Financial Statements ............................
Section 3.20      Advances .....................................................
Section 3.21      Modifications, Waivers, Amendments and Consents ..............
Section 3.22      Reports to the Securities and Exchange Commission ............


                                 ARTICLE IV

                           SERVICER'S CERTIFICATE

Section 4.01      Servicer's Certificate .......................................


                                 ARTICLE V

               PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                            REMIC ADMINISTRATION

Section 5.01      Distributions ................................................
Section 5.02      Priorities of Distributions ..................................
Section 5.03      Allocation of Losses .........................................
Section 5.04      Statements to Certificateholders .............................
Section 5.05      Tax Returns and Reports to Certificateholders ................
Section 5.06      Tax Matters Person ...........................................
Section 5.07      Rights of the Tax Matters Person in Respect of the
                    Trustee ....................................................

Section 5.08      REMIC Related Covenants ......................................
Section 5.09      Determination of LIBOR .......................................


                                 ARTICLE VI

                              THE CERTIFICATES

Section 6.01      The Certificates .............................................
Section 6.02      Registration of Transfer and Exchange of Certificates ........
Section 6.03      Mutilated, Destroyed, Lost or Stolen Certificates ............
Section 6.04      Persons Deemed Owners ........................................


                                ARTICLE VII

                       THE DEPOSITOR AND THE SERVICER

Section 7.01      Respective Liabilities of the Depositor and the Servicer .....
Section 7.02      Merger or Consolidation of the Depositor or the Servicer .....
Section 7.03      Limitation on Liability of the Depositor, the Servicer
                    and Others .................................................
Section 7.04      Depositor and Servicer Not to Resign .........................


                                ARTICLE VIII

                                  DEFAULT

Section 8.01      Events of Default ............................................
Section 8.02      Remedies of Trustee ..........................................
Section 8.03      Directions by Certificateholders and Duties of Trustee
                    During Event of Default ....................................
Section 8.04      Action upon Certain Failures of the Servicer and upon
                    Event of Default ...........................................
Section 8.05      Trustee to Act; Appointment of Successor .....................
Section 8.06      Notification to Certificateholders ...........................


                                 ARTICLE IX

                                THE TRUSTEE

Section 9.01      Duties of Trustee ............................................
Section 9.02      Certain Matters Affecting the Trustee ........................
Section 9.03      Trustee Not Liable for Certificates or Mortgage Loans ........
Section 9.04      Trustee May Own Certificates .................................
Section 9.05      Eligibility Requirements for Trustee .........................
Section 9.06      Resignation and Removal of Trustee ...........................
Section 9.07      Successor Trustee ............................................
Section 9.08      Merger or Consolidation of Trustee ...........................
Section 9.09      Appointment of Co-Trustee or Separate Trustee ................
Section 9.10      Authenticating Agents ........................................
Section 9.11      Trustee's Fees and Expenses ..................................
Section 9.12      Appointment of Custodian .....................................
Section 9.13      Paying Agents ................................................
Section 9.14      Limitation of Liability ......................................
Section 9.15      Trustee May Enforce Claims Without Possession of
                    Certificates ...............................................
Section 9.16      Suits for Enforcement ........................................
Section 9.17      Waiver of Bond Requirement ...................................
Section 9.18      Waiver of Inventory, Accounting and Appraisal Requirement ....


                                 ARTICLE X

                                TERMINATION

Section 10.01     Termination upon Purchase by the Depositor or Liquidation
                    of All Mortgage Loans ......................................
Section 10.02     Additional Termination Requirements ..........................


                                 ARTICLE XI

                          MISCELLANEOUS PROVISIONS

Section 11.01     Amendment ....................................................
Section 11.02     Recordation of Agreement .....................................
Section 11.03     Limitation on Rights of Certificateholders ...................
Section 11.04     Governing Law ................................................
Section 11.05     Notices ......................................................
Section 11.06     Severability of Provisions ...................................
Section 11.07     Certificates Nonassessable and Fully Paid ....................
Section 11.08     Access to List of Certificateholders .........................
Section 11.09     Recharacterization ...........................................

EXHIBITS

Exhibit A-1-A-1   -     Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2   -     Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3   -     Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4   -     Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5   -     Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6   -     Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7   -     Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8   -     Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9   -     Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10  -     Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11  -     Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-R   -     Form of Face of Class 1-A-R Certificate
Exhibit A-1-A-LR  -     Form of Face of Class 1-A-LR Certificate
Exhibit A-2-A-1   -     Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-2   -     Form of Face of Class 2-A-2 Certificate
Exhibit A-2-A-3   -     Form of Face of Class 2-A-3 Certificate
Exhibit A-2-A-4   -     Form of Face of Class 2-A-4 Certificate
Exhibit A-2-A-5   -     Form of Face of Class 2-A-5 Certificate
Exhibit A-2-A-6   -     Form of Face of Class 2-A-6 Certificate
Exhibit A-2-A-7   -     Form of Face of Class 2-A-7 Certificate
Exhibit A-A-PO    -     Form of Face of Class A-PO Certificate
Exhibit B-1-B-1   -     Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2   -     Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3   -     Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4   -     Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5   -     Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6   -     Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1   -     Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2   -     Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3   -     Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4   -     Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5   -     Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6   -     Form of Face of Class 2-B-6 Certificate
Exhibit C      Form of Reverse of all Certificates
Exhibit D-1    Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2    Mortgage Loan Schedule (Loan Group 2)
Exhibit E      Request for Release of Documents
Exhibit F      Form of Certification of Establishment of Account
Exhibit G-1    Form of Transferor's Certificate
Exhibit G-2A   Form 1 of Transferee's Certificate
Exhibit G-2B   Form 2 of Transferee's Certificate
Exhibit H      Form of Transferee Representation Letter
               for ERISA Restricted Certificates
Exhibit I      Form of Affidavit Regarding Transfer of Residual
               Certificates
Exhibit J      Contents of Servicing File
Exhibit K      Form of Special Servicing Agreement
Exhibit L      List of Recordation States
Exhibit M      PAC Group Schedule

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated September 25, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class 1-A-R, Class 1-A-LR and Class A-PO Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 1-A-PO Component and Class 2-A-PO Component (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class 1-A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):


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                                                                    Integral
               Initial Class            Pass-                       Multiples
               Certificate Balance      Through    Minimum          in Excess
Classes        or Notional Amount       Rate       Denomination     of Minimum
--------------------------------------------------------------------------------
Class 1-A-1         $42,750,000.00      6.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-2        $100,000,000.00      6.750%     $1,000           $1
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Class 1-A-3         $40,533,993.00      6.250%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-4         $30,383,333.00      6.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-5         $18,792,000.00      6.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-6          $3,513,000.00      6.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-7          $5,757,000.00      6.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-8         $83,689,590.00      6.000%     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-9         $50,000,000.00      6.750%     $1,000           $1
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Class 1-A-10        $36,904,084.00         (1)     $1,000           $1
--------------------------------------------------------------------------------
Class 1-A-11        $36,904,084.00         (2)     $1,000           $1
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Class 1-A-R                 $50.00      6.750%        $50           N/A
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Class 1-A-LR                $50.00      6.750%        $50           N/A
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Class 2-A-1          $9,539,000.00      5.750%     $1,000           $1
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Class 2-A-2         $40,046,910.00      5.750%     $1,000           $1
--------------------------------------------------------------------------------
Class 2-A-3         $12,200,000.00      6.250%     $1,000           $1
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Class 2-A-4         $19,309,558.00         (3)     $1,000           $1
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Class 2-A-5          $6,951,442.00         (4)     $1,000           $1
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Class 2-A-6         $11,019,090.00         (5)     $1,000           $1
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Class 2-A-7         $11,019,090.00         (6)     $1,000           $1
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Class 1-B-1          $7,054,000.00      6.750%    $25,000           $1
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Class 1-B-2          $2,565,000.00      6.750%    $25,000           $1
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Class 1-B-3          $1,710,000.00      6.750%    $25,000           $1
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Class 1-B-4          $1,069,000.00      6.750%    $25,000           $1
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Class 1-B-5            $642,000.00      6.750%    $25,000           $1
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Class 1-B-6            $855,689.46      6.750%    $25,000           $1
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Class 2-B-1            $705,000.00      6.250%    $25,000           $1
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Class 2-B-2            $302,000.00      6.250%    $25,000           $1
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Class 2-B-3            $202,000.00      6.250%    $25,000           $1
--------------------------------------------------------------------------------
Class 2-B-4            $101,000.00      6.250%    $25,000           $1
--------------------------------------------------------------------------------
Class 2-B-5            $101,000.00      6.250%    $25,000           $1
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Class 2-B-6            $100,981.94      6.250%    $25,000           $1
--------------------------------------------------------------------------------
Class A-PO                      (7)        (7)    $25,000           $1
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                                                           Integral
                                   Pass-                   Multiples
               Initial Component  Through   Minimum        In Excess
Components     Balance             Rate     Denomination   Of Minimum
================================================================================
Class 1-A-PO       $1,246,317.00    (8)     N/A            N/A
--------------------------------------------------------------------------------
Class 2-A-PO          $11,027.00    (8)     N/A            N/A
================================================================================


(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-10 Certificates at a rate of 4.123% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-10 Certificates at a per annum rate equal to (i) 0.450% plus (ii) LIBOR, subject to a minimum rate of 0.450% and a maximum rate of 9.000%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-11 Certificates at a rate of 4.877% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-8 Certificates at a per annum rate equal to (i) 8.550% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 8.550%.

(3) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-4 Certificates at a rate of 4.330% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-4 Certificates at a per annum rate equal to (i) 0.750% plus (ii) LIBOR, subject to a minimum rate of 0.750% and a maximum rate of 8.500%.

(4) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-5 Certificates at a rate of 11.5833% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-5 Certificates at a per annum rate equal to (i) 21.5277777778% minus (ii) the product of 2.7777777778% and LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 21.5277777778%.

(6) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-6 Certificates at a rate of 3.014% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-6 Certificates at a per annum rate equal to (i) 0.400% plus (ii) LIBOR, subject to a minimum rate of 0.400% and a maximum rate of 8.500%.

(7) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-7 Certificates at a rate of 5.486% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-7 Certificates at a per annum rate equal to (i) 8.100% minus (ii) LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 8.100%.

(8) The Class A-PO Certificates will be deemed for purposes of the distribution of principal to consist of two components (the "Class A-PO Components") described in the table. The Components are not severable.

(9) The Class 1-A-PO and Class 2-A-PO Components will be Principal Only Components and will not bear interest.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date and Loan Group, the Initial Bankruptcy Loss Amount for such Loan Group less the aggregate amount of Bankruptcy Losses previously incurred on the Mortgage Loans in such Loan Group during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates of the Related Group.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-10 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-10." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class A-PO Certificates.

            Class A-PO Component: Any of the Class 1-A-PO Component or Class 2-A-PO Component.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class A-PO Component prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Component of the Related Group on such Distribution Date or previously allocated to such Class A-PO Component and not yet paid with respect to such Class A-PO Component pursuant to Section 5.02(a)(iii).

            Class 1-A-11 Notional Amount: As to any Distribution Date and the Class 1-A-11 Certificates, the Class Certificate Balance of the Class 1-A-10 Certificates.

            Class 2-A-7 Notional Amount: As to any Distribution Date and the Class 2-A-7 Certificates, the Class Certificate Balance of the Class 2-A-6 Certificates.

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-PO, Class 1-A-11 and Class 2-A-7 Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-11 and Class 2-A-7 Certificates are Interest-Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Class A-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-PO Components.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: September 25, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to the Class 1-A-PO Component and Class 2-A-PO Component, and any date of determination, the Initial Component Balance of such Component minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b).

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class, Classes Component or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes Component or Components, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class, Classes
                                      or Component or Components

Class 1-A-L1 Interest                 Class 1-A-1, Class 1-A-2, Class 1-A-4,
                                      Class 1-A-5, Class 1-A-6, Class 1-A-7 and
                                      Class 1-A-9 Certificates

Class 1-A-L3 Interest                 Class 1-A-3, Class 1-A-8, Class 1-A-10
                                      and Class 1-A-11 Certificates

Class A-LUR Interest                  Class 1-A-R Certificate

Class 1-A-LPO Interest                Class 1-A-PO Component

Class 2-A-L1 Interest                 Class 2-A-1 and Class 2-A-2 Certificates

Class 2-A-L3 Interest                 Class 2-A-3 Certificates

Class 2-A-L4 Interest                 Class 2-A-4 and Class 2-A-5 Certificates

Class 2-A-L6 Interest                 Class 2-A-6 and Class 2-A-7 Certificates

Class 2-A-LPO Interest                Class 2-A-PO Component

Class 1-B-L1 Interest                 Class 1-B-1 Certificates

Class 1-B-L2 Interest                 Class 1-B-2 Certificates

Class 1-B-L3 Interest                 Class 1-B-3 Certificates

Class 1-B-L4 Interest                 Class 1-B-4 Certificates

Class 1-B-L5 Interest                 Class 1-B-5 Certificates

Class 1-B-L6 Interest                 Class 1-B-6 Certificates

Class 2-B-L1 Interest                 Class 2-B-1 Certificates

Class 2-B-L2 Interest                 Class 2-B-2 Certificates

Class 2-B-L3 Interest                 Class 2-B-3 Certificates

Class 2-B-L4 Interest                 Class 2-B-4 Certificates

Class 2-B-L5 Interest                 Class 2-B-5 Certificates

Class 2-B-L6 Interest                 Class 2-B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: September 1, 2001.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $427,465,106.59 for Loan Group 1 and $100,589,009.76, for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan or Group 2 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in October 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date and Loan Group, the amount of any (i) Fraud Losses on the Mortgage Loans in such Loan Group in excess of the Fraud Loss Amount for such Loan Group, (ii) Special Hazard Losses on the Mortgage Loans in such Loan Group in excess of the Special Hazard Loss Amount for such Loan Group or (iii) Bankruptcy Losses on the Mortgage Loans in such Loan Group in excess of the Bankruptcy Loss Amount for such Loan Group.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date and Loan Group occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group. Thereafter, the Fraud Loss Amount for such Loan Group shall be equal to the lesser of (i) the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates and the Class A-PO Component of the Related Group and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance for such Loan Group, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance for such Loan Group, and (c) after the fifth anniversary of the Cut-Off Date, zero.

            Group: Either of Group 1 or Group 2.

            Group 1: The Group 1-A Certificates, the Class 1-A-PO Component and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.750% per annum.

            Group 2: The Group 2-A Certificates, the Class 2-A-PO Component and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.250% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.250% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-R and Class 1-A-LR Certificates.

            Group 2-A Certificates: Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Initial Bankruptcy Loss Amount: $139,529.87 for Loan Group 1 and $100,000.00 for Loan Group 2.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-11 and Class 2-A-7 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 1-A-11 and Class 2-A-7 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to the Class A-PO Components, the Component Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $4,274,651.04 for Loan Group 1 and $1,005,890.10 for Loan Group 2.

            Initial Special Hazard Loss Amount: $4,274,651.04 for Loan Group 1 and $1,993,621.24 for Loan Group 2.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class 1-A-10, Class 1-A-11, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class 1-A-10, Class 1-A-11, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-11 and Class 2-A-7 Certificates are the only Classes of Interest-Only Certificates.

            Interest Settlement Rate: As defined in Section 5.10.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.10.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

            LIBOR Certificates: Any of the Class 1-A-10, Class 1-A-11, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 2-A-7 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group: Either of Loan Group 1 or Loan Group 2.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2: The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Accounts, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 25, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750% for each Group 1 Discount Mortgage Loan and 6.250% for each Group 2 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to the (i) Class 1-A-11 Certificates and any date of determination, the Class 1-A-11 Notional Amount and (ii) Class 2-A-7 Certificates and any date of determination, the Class 2-A-7 Notional Amount.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                      Class 1-B-1              1.61%
                      Class 1-B-2              1.00%
                      Class 1-B-3              0.60%
                      Class 1-B-4              0.35%
                      Class 1-B-5              0.20%
                      Class 1-B-6              0.00%
                      Class 2-B-1              0.80%
                      Class 2-B-2              0.50%
                      Class 2-B-3              0.30%
                      Class 2-B-4              0.20%
                      Class 2-B-5              0.10%
                      Class 2-B-6              0.00%

            Original Subordinate Certificate Balance: $13,895,689.46 for Group 1 and $1,511,981.94 for Group 2.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-6 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the PAC Group, the amount, if any, that would reduce the balance of the PAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for a Class 1-A-11 and Class 2-A-7 Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAmG" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-A-LR, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan or Group 2 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, for the Class 1-A-1 Certificates, the lesser of (i) the Class Certificate Balance of the Class 1-A-1 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 1.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-1 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate: As defined in Section 5.10.

            Residual Certificates: The Class 1-A-R or Class 1-A-LR Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage for such Group of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  --------------------

October 2006 through September 2007                  30%

October 2007 through September 2008                  35%

October 2008 through September 2009                  40%

October 2009 through September 2010                  45%

October 2010 and thereafter                          50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan in the Related Loan Group, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% for Group 1 and 6.250% for Group 2 and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate shall not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

            Distribution Date Occurring In                     Shift Percentage
            ------------------------------                     ----------------

            October 2001 through September 2006                       0%
            October 2006 through September 2007                      30%
            October 2007 through September 2008                      40%
            October 2008 through September 2009                      60%
            October 2009 through September 2010                      80%
            October 2010 and thereafter                              100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date and Loan Group, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group, (ii) twice the principal balance of the largest Mortgage Loan in such Loan Group, and (iii) the aggregate principal balance of all Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount for such Loan Group, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. Either Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Group that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Subordinate Percentage for such Group of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750: As defined in Section 5.10.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-A-L1, Class 1-A-L3, Class 1-A-LPO, Class 1-A-LUR, Class 2-A-L1, Class 2-A-L3, Class 2-A-L4, Class 2-A-L6, Class 2-A-LPO, Class 1-B-L1, Class 1-B-L2, Class 1-B-L3, Class 1-B-L4, Class 1-B-L5, Class 1-B-L6, Class 2-B-L1, Class 2-B-L2, Class 2-B-L3, Class 2-B-L4, Class 2-B-L5, Class 2-B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class 1-A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-11 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 2-A-7 Certificates and (d) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-10" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-PO, Class 1-A-R and Class 1-A-LR Certificates) and the Classes of Class B Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class 1-A-L1 Interest, Class 1-A-L3 Interest, Class 1-A-LPO Interest, Class 1-A-LUR Interest, Class 2-A-L1 Interest, Class 2-A-L3 Interest, Class 2-A-L4 Interest, Class 2-A-L6 Interest, Class 2-A-LPO Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest, Class 1-B-L6 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest as classes of "regular interests" and the Class 1-A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is October 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Accounts and Upper-Tier Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Accounts, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-10 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Accounts, and Upper-Tier Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts to deposit the Lower-Tier Distribution Amount into the Upper-Tier Certificate Account and for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class 1-A-R Certificate shall not receive distributions directly from the Certificate Accounts. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class 1-A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on either the Upper-Tier REMIC or the Lower-Tier REMIC or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or
(B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or applicable Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class 1-A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1 and Group 2 solely from the Pool Distribution Amount for Loan Group 2:

            (i) to each Class of Senior Certificates and Component (other than the Class A-PO Component and the Class 1-A-LR Certificates) of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently to the Class A Certificates and the Class A-PO Component of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Component of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Component of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates or Class 2-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates or Class 2-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates or Class 2-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates or Class 2-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates or Class 2-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates or Class 2-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) The Holder of the Class 1-A-R and Class 1-A-LR Certificates shall receive any remaining Pool Distribution Amounts for the Related Loan Group.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class A-PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class 1-A-L1 Interest, Class 1-A-L3 Interest, Class 1-A-LUR Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest and Class 1-B-L6 Interest shall be 6.750% per annum. The pass-through rate with respect to the Class 2-A-L1 Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 2-A-L3 Interest, Class 2-A-L4 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest shall be 6.250% per annum. The pass-through rate with respect to the Class 2-A-L6 Interest shall be 8.500% per annum. The Class 1-A-LPO Interest and Class 2-A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) With respect to the Class A Certificates of Group 1:

      On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class 1-A-R and Class 1-A-LR
            Certificates, until their Class Certificate Balances have been reduced to zero;

                  second, to the Class 1-A-1 Certificates, up to the Priority
            Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third, concurrently, as follows:

                        (a) 54.59560238%, sequentially, as follows:

                              (i) concurrently, to the Class 1-A-3, Class 1-A-8
                        and Class 1-A-10 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                              (ii) to the Class 1-A-4 Certificates, until their
                        Class Certificate Balances have been reduced to zero;

                        (b) 31.15048991%, sequentially, to the Class 1-A-2,
                  Class 1-A-6 and Class 1-A-7 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        (c) 14.25390771% to the Class 1-A-9 Certificates, until
                  their Class Certificate Balance has been reduced to zero;

                  fourth, to the Class 1-A-5 Certificates, until their Class
            Certificate Balance has been reduced to zero; and

                  fifth, to the Class 1-A-1 Certificates, until their Class
            Certificate Balance has been reduced to zero.

      (ii) With respect to the Class A Certificates of Group 2:

      On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the PAC Group, up to its PAC Principal Amount for such Distribution Date;

                  second, concurrently, to the Class 2-A-4 and Class 2-A-5
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  third, to the PAC Group, until their Class Certificate
            Balances have been reduced to zero.

            Prior to the Senior Credit Support Depletion Date for Group 1, all distributions of principal to the PAC Group will be made sequentially, as follows:

                  first, concurrently, as follows:

                        (a) 81.81818332%, sequentially, to the Class 2-A-1 and
                  Class 2-A-2 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        (b) 18.18181668% to the Class 2-A-6 Certificates, until
                  their Class Certificate Balance has been reduced to zero; and

                  second, to the Class 2-A-3 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class A-PO Certificates) for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) any Excess Losses on the Mortgage Loans in such Loan Group allocable to interest, (C) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (D) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Classes of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group, including any Excess Loss, shall be allocated to the Class A-PO Component of the Related Group until the Class Certificate Balance thereof is reduced to zero;

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

            (iii) the applicable Non-PO Percentage of the principal portion of any Excess Losses with respect to a Mortgage Loan in such Loan Group shall be allocated pro rata among the Senior Certificates of the Related Group in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates of the Related Group on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates of the Related Group, will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

            (b) The Component Balance of the Class A-PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class A-PO Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of
      Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date;

            (xv) for each Loan Group, the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) the Class 1-A-11 Notional Amount and the Class 2-A-7 Notional Amount for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class 1-A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class 1-A-R or Class 1-A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Components, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC and will not disqualify the Trust Estate from treatment as two REMICs; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, the Initial LIBOR Rate.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (212) 815-7162 and make a request therefor.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-R, A-1-A-LR, A-2-A-1, A-2-A-2,
A-2-A-3, A-2-A-4, A-2-A-5, A-2-A-6, A-2-A-7, A-A-PO, B-1-B-1, B-1-B-2, B-1-B-3,
B-1-B-4, B-1-B-5, B-1-B-6, B-2-B-1, B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5, B-2-B-6
and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class 1-A-R, Class 1-A-LR and the Class A-PO Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class 1-A-R and Class 1-A-LR Certificates shall be in a minimum denomination of $50. The Senior Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and S&P or
(ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon the Pool Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the Cut-off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date equal to the purchase price for the related assets computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Components, and (II) as to the Class 1-A-R or Class 1-A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Accounts and the Lower Tier Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the applicable Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates or the Class 2-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309) (d) in the case of S&P, Standard and Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANK OF AMERICA MORTGAGE
                                           SECURITIES, INC.,
                                           as Depositor

                                        By:_____________________________________
                                           Name:  Judy Ford
                                           Title: Vice President


                                        BANK OF AMERICA, N.A.,
                                           as Servicer

                                        By:_____________________________________
                                           Name:  Robert J. DeBenedet
                                           Title: Senior Vice President


                                        THE BANK OF NEW YORK,
                                           as Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF   NEW YORK    )
                        )

            On the 25th day of September, 2001, before me, a notary public in and for the State of New York, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                        ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 25th day of September, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.

                                        ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 25th day of September, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.

                                        ________________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $42,750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3D 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3E 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $40,533,993.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 3F 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $30,383,333.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3G 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $18,792,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3H 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

A-1-A-6-3




                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,513,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3J 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,757,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3K 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $83,689,590.00

Pass-Through Rate:            6.000%

CUSIP No.:                    060506 3L 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $50,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3M 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $36,904,084.00

Pass-Through Rate:            Floating

CUSIP No.:                    060506 3N 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 4.123% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Notional
Amount of this
Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $36,904,084.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    060506 3P 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-11 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 4.877% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,257,344.00

CUSIP No.:                    060506 3Z 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of two components which are not severable (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3Q 3

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT 1-A-LR

                   [FORM OF FACE OF CLASS 1-A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                  Class 1-A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 3R 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.



                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,539,000.00

Pass-Through Rate:            5.750%

CUSIP No.:                    060506 3S 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $40,046,910.00

Pass-Through Rate:            5.750%

CUSIP No.:                    060506 3T 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,200,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 3U 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $19,309,558.00

Pass-Through Rate:            Floating

CUSIP No.:                    060506 3V 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 4.330% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-5

                    [FORM OF FACE OF CLASS 2-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,951,442.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    060506 3W 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 11.5833% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-6

                    [FORM OF FACE OF CLASS 2-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $11,019,090.00

Pass-Through Rate:            Floating

CUSIP No.:                    060506 3X 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 3.01375% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-7

                    [FORM OF FACE OF CLASS 2-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Notional
Amount of this
Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $11,019,090.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    060506 3Y 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 2-A-7 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in October 2001 will be 5.48625% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND THE CLASS 1-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,054,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4A 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,565,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4B 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,710,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4C 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,069,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4J 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $642,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4K 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $855,689.46

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 4L 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND THE CLASS 2-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $705,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4D 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $302,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4E 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $202,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4F 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $101,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4M 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $101,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4N 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-10
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 2001

First Distribution Date:      October 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100,981.94

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 4P 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By__________________________________________
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By__________________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ____________________________________________
                                    Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to __________________

      This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE


Bank of America Mortgage
BOAMS 2001-10
Group I:  30 YEAR
Mortgage Loan Schedule


   LOAN                   ZIP          PROPERTY                           LOAN                DOC           ORIG
  NUMBER        STATE     CODE           TYPE         OCCUPANCY          PURPOSE              TYPE           LTV         CLTV
----------      -----    -----      -------------     ---------         --------            -------        ------        ----
0028974327       VA      20132      Single Family      Primary          Refinance           Reduced         45.38       45.35
0029208014       VA      20171           PUD           Primary          Purchase            Standard        84.94       84.87
0029425618       KY      40031      Single Family      Primary          Refinance           Standard        85.22       85.10
0029464393       GA      30350           PUD           Primary          Purchase            Reduced         80.00       79.63
0029482973       KY      40356      Single Family      Primary          Refinance           Reduced         72.56       72.32
0029547304       VA      22033           PUD           Primary          Purchase            Reduced         53.41       53.23
0029585882       VA      23456      Single Family      Primary          Refinance           Reduced         90.00       89.86
0029591468       CO      81632           PUD           Primary          Refinance           Standard        75.00       74.83
0029608577       VA      20112           PUD           Primary          Purchase            Reduced         79.99       79.88
0029622883       GA      30022           PUD           Primary          Refinance           Standard        72.75       70.80
0029628765       AL      35213      Single Family      Primary          Refinance           Reduced         62.60       62.40
0029664802       VA      22207      Single Family      Primary          Refinance           Reduced         49.31       49.18
0029665114       VA      20120           PUD           Primary          Purchase            Reduced         79.99       79.88
0029665288       VA      23509           PUD           Primary          Purchase            Standard        80.00       79.80
0029668001       VA      20120           PUD           Primary          Purchase            Standard        79.91       79.72
0029672698       NJ      08202      Single Family     Secondary         Refinance           Standard        40.28       40.16
0029674033       TN      37922           PUD           Primary          Purchase            Standard        80.00       79.87
0029674645       WA      98003      Single Family      Primary          Refinance           Standard        72.78       72.65
0029674678       GA      30342      Single Family      Primary          Refinance           Reduced         50.79       50.75
0029678075       VA      20175           PUD           Primary          Purchase            Reduced         64.82       64.77
0029681459       GA      30327      Single Family      Primary          Purchase            Standard        80.00       79.81
0029681483       SC      29438      Single Family      Primary          Refinance           Standard        36.92       36.82
0029681996       VA      23451        Townhouse        Primary          Refinance           Standard        74.80       74.68
0029683737       TX      78209      Single Family      Primary          Refinance           Standard        62.56       62.46
0029684073       CO      80220      Single Family      Primary          Refinance           Standard        68.18       68.12
0029684412       VA      20120           PUD           Primary          Purchase            Standard        79.76       79.70
0029684966       SC      29455           PUD           Primary          Refinance           Standard        16.12       16.11
0029685047       TX      78620           PUD           Primary          Purchase            Reduced         90.00       89.85
0029689650       VA      22309      Single Family      Primary          Purchase            Standard        79.99       79.86
0029690054       VA      20175      Single Family      Primary     Cash-out Refinance       Reduced         57.97       57.88
0029693017       MN      55066      Single Family      Primary     Cash-out Refinance       Reduced         67.58       67.47
0029693074       OR      97232      Single Family      Primary          Purchase            Reduced         79.77       79.65
0029700127       MD      20817      Single Family      Primary          Refinance           Reduced         78.42       78.24
0029706355       VA      20132      Single Family      Primary          Refinance           Reduced         74.37       74.25
0029706959       FL      32541       Condominimum     Secondary         Purchase            Standard        80.00       79.81
0029707049       VA      20147           PUD           Primary          Purchase            Standard        79.99       79.87
0029708138       AL      35223      Single Family      Primary     Cash-out Refinance       Reduced         75.00       74.88
0029708450       VA      22207      Single Family      Primary          Purchase            Reduced         80.00       79.39
0029711363       KY      40502      Single Family      Primary          Refinance           Reduced         80.00       80.00
0029711777       VA      23451      Single Family     Secondary         Purchase            Standard        80.00       79.93
0029721263       TX      77025        Townhouse        Primary          Purchase            Reduced         89.99       89.76
0029721271       IL      60185      Single Family      Primary          Refinance           Reduced         89.98       89.78
0029724267       NV      89480      Single Family     Secondary         Refinance           Reduced         79.77       79.25
0029725926       VA      22124           PUD           Primary          Purchase            Reduced         79.99       79.87
0029729225       CO      80465           PUD           Primary          Purchase            Reduced         79.99       79.81
0029730264       TX      75230           PUD           Primary          Purchase            Reduced         46.57       46.54
0029731379       MA      01460      Single Family      Primary          Refinance           Standard        80.00       79.55
0029731429       VA      22182           PUD           Primary          Refinance           Standard        69.15       68.61
0029731619       CT      06032      Single Family      Primary          Refinance           Standard        74.95       74.33
0029733755       MA      02176      Single Family      Primary          Purchase            Reduced         80.00       79.81
0029734712       IL      60175      Single Family      Primary          Refinance           Standard        73.18       73.01
0029735800       MN      55424      Single Family      Primary          Refinance           Standard        77.50       77.50
0029736642       TX      77005      Single Family      Primary          Purchase            Standard        80.00       80.00
0029736741       VA      20112           PUD           Primary          Purchase            Reduced         79.98       79.86
0029736766       AL      35226      Single Family      Primary          Purchase            Standard        80.00       79.94
0029740594       CO      80107           PUD           Primary          Refinance           Reduced         80.00       79.87
0029740610       CO      80304           PUD           Primary          Purchase            Reduced         77.36       77.25
0029742285       MD      20777      Single Family      Primary          Purchase            Reduced         78.51       78.38
0029743994       CO      80129           PUD           Primary          Purchase            Standard        87.71       87.71
0029745437       SC      29206      Single Family      Primary     Cash-out Refinance       Reduced         80.00       79.93
0029748241       AL      35640      Single Family      Primary          Refinance           Reduced         85.00       84.93
0029748340       IL      60022      Single Family      Primary          Refinance           Reduced         77.17       76.99
0029748498       MD      20855           PUD           Primary          Purchase            Reduced         80.00       79.75
0029748548       VA      20147      Single Family      Primary          Refinance           Reduced         78.07       77.89
0029748746       VA      22180      Single Family      Primary          Purchase            Reduced         80.00       79.88
0029748787       VA      20191      Single Family      Primary          Purchase            Reduced         80.00       79.87
0029750148       VA      22032           PUD           Primary          Purchase            Reduced         80.00       79.81
0029750205       CT      06807      Single Family      Primary          Refinance           Reduced         51.42       51.31
0029750247       MD      20817           PUD           Primary          Refinance           Reduced         60.57       60.43
0029750437       VA      22302      Single Family      Primary          Purchase            Reduced         80.00       79.81
0029750890       VA      20171           PUD           Primary          Refinance           Reduced         80.00       79.87
0029751047       VA      20175           PUD           Primary          Refinance           Reduced         79.15       78.91
0029751187       VA      22201      Single Family      Primary          Purchase            Reduced         80.00       79.82
0029751708       VA      22066      Single Family      Primary          Refinance           Reduced         80.00       79.81
0029751807       KS      66606      Single Family      Primary          Refinance           Reduced         80.00       79.94
0029751823       VA      22032           PUD           Primary          Purchase            Reduced         80.00       79.81
0029751856       VA      22101      Single Family      Primary          Refinance           Reduced         49.10       48.78
0029751880       VA      20191           PUD           Primary          Purchase            Reduced         80.00       79.79
0029752581       VA      22207      Single Family      Primary          Purchase            Standard        80.00       79.86
0029752631       NY      11977      Single Family     Secondary         Purchase            Standard        79.59       79.38
0029755311       VA      20120           PUD           Primary          Purchase            Standard        79.99       79.93
0029755386       MN      55437      Single Family      Primary          Purchase            Reduced         76.19       76.12
0029755394       OR      97202      Single Family      Primary          Purchase            Reduced         80.00       79.93
0029755519       GA      31052      Single Family      Primary          Purchase            Standard        73.77       73.66
0029755568       TX      76016           PUD           Primary          Refinance           Reduced         54.05       53.97
0029755667       CT      06430      Single Family      Primary          Purchase            Reduced         77.37       77.19
0029756509       VA      22033           PUD           Primary          Purchase            Reduced         76.14       76.08
0029758638       VA      22304           PUD           Primary          Refinance           Standard        79.01       78.82
0029758778       VA      22308      Single Family      Primary          Refinance           Reduced         80.00       79.81
0029758984       GA      31522      Single Family      Primary          Refinance           Standard        59.55       59.46
0029759404       VA      22554           PUD           Primary          Refinance           Standard        80.00       79.80
0029759651       VA      23452      Single Family      Primary          Purchase            Standard        78.99       78.99
0029759693       NC      27410      Single Family      Primary          Purchase            Standard        80.00       79.93
0029760121       VA      20171           PUD           Primary          Purchase            Standard        79.21       79.03
0029760196       VA      20147           PUD           Primary          Refinance           Standard        77.31       77.14
0029760626       MD      20816      Single Family      Primary     Cash-out Refinance       Standard        62.97       62.81
0029761723       TX      78730           PUD           Primary          Purchase            Reduced         80.00       79.87
0029761921       IN      46055      Single Family      Primary     Cash-out Refinance       Reduced         52.00       52.00
0029762408       MN      55340      Single Family      Primary          Purchase            Reduced         80.00       79.94
0029763141       WA      98332           PUD           Primary          Purchase            Reduced         80.00       79.94
0029764529       VA      22182      Single Family      Primary          Refinance           Standard        72.39       72.22
0029764818       VA      20120           PUD           Primary     Cash-out Refinance       Reduced         75.00       74.83
0029764867       VA      20147           PUD           Primary          Purchase            Reduced         80.00       79.79
0029764883       VA      22066           PUD           Primary          Purchase            Reduced         80.00       79.81
0029768900       OH      45459      Single Family      Primary          Purchase            Reduced         80.00       79.15
0029768991       GA      30213      Single Family      Primary          Refinance           Standard        80.00       79.81
0029769007       WA      98110      Single Family      Primary          Refinance           Standard        76.22       75.77
0029771227       MN      55116      Single Family      Primary          Refinance           Reduced         80.00       79.80
0029773918       MN      56636      Single Family      Primary          Purchase            Standard        90.00       89.46
0029773975       OR      97702      Single Family      Primary          Purchase            Standard        80.00       79.79
0029774312       MN      55416      Single Family      Primary     Cash-out Refinance       Standard        80.00       79.82
0029774767       AZ      85255           PUD           Primary          Purchase            Standard        80.00       79.88
0029777679       GA      30215      Single Family      Primary          Refinance           Standard        55.45       55.34
0029777695       TX      77382           PUD           Primary          Purchase            Reduced         68.91       68.75
0029778263       UT      84020      Single Family      Primary          Refinance           Standard        75.18       75.00
0029779204       FL      33330           PUD           Primary          Purchase            Reduced         79.99       79.93
0029779246       IL      60010      Single Family      Primary          Purchase            Standard        80.00       79.94
0029779410       PA      17601      Single Family      Primary          Purchase            Standard        80.00       79.88
0029779436       VA      22044      Single Family      Primary          Purchase            Standard        80.00       79.79
0029780483       TX      78664           PUD           Primary          Purchase            Standard        80.00       79.87
0029781390       CA      92860      Single Family      Primary     Cash-out Refinance       Reduced         80.00       79.94
0029781416       CA      90631      Single Family      Primary     Cash-out Refinance       Reduced         73.10       73.05
0029781432       MN      55401       Condominimum      Primary          Purchase            Reduced         79.97       79.85
0029781556       AR      72653      Single Family      Primary          Refinance           Standard        89.74       89.67
0029781564       CA      91403      Single Family      Primary          Purchase            Standard        90.00       89.92
0029781598       NV      89423      Single Family      Primary          Refinance           Standard        69.93       69.77
0029781606       CA      90275      Single Family      Primary          Purchase            Standard        61.42       61.33
0029781614       IL      60062      Single Family      Primary          Purchase            Standard        80.00       79.94
0029781622       CA      90630      Single Family      Primary          Refinance           Reduced         80.00       79.94
0029781648       CA      90005      Single Family      Primary          Refinance           Standard        75.00       74.94
0029781655       CA      91326      Single Family      Primary          Purchase            Standard        79.98       79.86
0029781663       CA      95219           PUD           Primary          Purchase            Standard        89.98       89.91
0029781671       CA      91326      Single Family      Primary          Purchase            Standard        89.97       89.84
0029781705       CA      90019      Single Family      Primary          Purchase            Standard        89.97       89.90
0029781754       CA      90505           PUD           Primary          Purchase            Standard        79.98       79.92
0029781762       CA      90036      Single Family      Primary          Refinance           Standard        80.00       79.93
0029781770       TX      78759           PUD           Primary          Purchase            Reduced         80.00       79.93
0029781788       CA      90503       Condominimum      Primary          Purchase            Standard        80.00       79.88
0029781796       CO      80906      Single Family      Primary          Purchase            Standard        80.00       79.93
0029781804       CA      91011      Single Family      Primary          Refinance           Standard        72.50       72.44
0029781812       CO      80908      Single Family      Primary          Purchase            Standard        79.38       79.32
0029781838       CA      90019      Single Family      Primary          Refinance           Standard        80.00       79.94
0029781853       CA      91504      Single Family      Primary          Purchase            Standard        90.00       89.93
0029781861       CA      95747           PUD           Primary          Purchase            Standard        84.99       84.92
0029781879       CA      91320      Single Family      Primary          Refinance           Reduced         80.00       79.88
0029781887       MN      55331      Single Family      Primary          Purchase            Reduced         80.00       79.93
0029781895       CA      90703      Single Family      Primary     Cash-out Refinance       Reduced         80.00       79.94
0029782000       CA      95602           PUD           Primary          Purchase            Standard        79.99       79.87
0029782018       FL      33029           PUD           Primary          Purchase            Standard        79.98       79.86
0029782026       CA      93021           PUD           Primary          Purchase            Standard        79.99       79.85
0029782034       CA      92602           PUD           Primary          Purchase            Standard        79.98       79.92
0029782042       CA      94503      Single Family      Primary          Purchase            Standard        79.99       79.93
0029782059       TX      78759           PUD           Primary          Purchase            Reduced         80.00       79.93
0029782067       CA      94513           PUD           Primary     Cash-out Refinance       Standard        80.00       79.87
0029782075       CA      91208           PUD           Primary          Purchase            Reduced         80.00       79.94
0029782091       CA      92602           PUD           Primary          Purchase            Standard        79.99       79.93
0029782109       CA      91381           PUD           Primary          Purchase            Standard        79.99       79.87
0029782125       FL      33180       Condominimum      Primary          Refinance           Standard        75.00       74.94
0029782166       CA      95762      Single Family      Primary     Cash-out Refinance       Reduced         75.00       74.94
0029782174       CA      95254      Single Family      Primary          Purchase            Reduced         80.00       79.87
0029782224       MN      55901      Single Family      Primary          Purchase            Reduced         80.00       79.87
0029782232       CA      92694           PUD           Primary          Purchase            Standard        79.98       79.92
0029782240       CA      93117      Single Family      Primary     Cash-out Refinance        Stated         69.38       69.28
0029782265       CA      92833      Single Family      Primary          Purchase            Standard        79.22       79.16
0029782315       TX      76092           PUD           Primary          Purchase            Standard        79.21       79.14
0029782372       CA      94555           PUD           Primary          Purchase            Standard        79.99       79.75
0029782414       WA      98053      Single Family      Primary          Refinance           Standard        80.00       79.94
0029782505       CA      91367      Single Family      Primary          Purchase            Standard        80.00       79.93
0029782513       CA      92610           PUD           Primary          Purchase            Standard        80.00       79.87
0029782521       CA      95476      Single Family      Primary          Refinance           Standard        78.30       78.18
0029782539       CA      90503           PUD           Primary          Purchase            Standard        79.98       79.85
0029782554       CA      91201      Single Family      Primary          Purchase            Standard        79.50       79.38
0029782562       CA      95124      Single Family      Primary     Cash-out Refinance       Standard        70.00       69.94
0029782570       CA      91773           PUD           Primary          Purchase            Standard        80.00       79.91
0029782588       CA      91011      Single Family      Primary          Purchase            Reduced         80.00       79.94
0029782596       CO      80550           PUD           Primary          Purchase            Reduced         78.36       78.25
0029782620       CA      95476      Single Family      Primary          Refinance           Standard        52.78       52.74
0029782638       CA      92861      Single Family      Primary     Cash-out Refinance       Standard        68.60       68.55
0029782646       CA      90036      Single Family      Primary          Purchase            Standard        80.00       79.88
0029782737       MI      48197      Single Family      Primary     Cash-out Refinance       Standard        75.00       74.87
0029787009       IL      60564           PUD           Primary          Purchase            Standard        79.99       79.93
0029787371       MO      63131           PUD           Primary          Purchase            Reduced         73.46       73.46
0099035362       CA      91914           PUD           Primary          Purchase            Reduced         79.83       79.65
0099046765       NC      28117      Single Family      Primary          Refinance           Reduced         85.90       84.84
0099052730       MD      20685      Single Family      Primary          Purchase            Standard        80.00       79.79
0099053423       VA      22304           PUD           Primary          Purchase            Reduced         94.98       94.84
0099056806       CA      92122      Single Family      Primary          Refinance           Standard        70.65       70.60
0099057135       CT      06870      Single Family      Primary          Purchase            Standard        80.00       79.86
0099057796       VA      22046      Single Family      Primary          Purchase            Standard        80.00       79.93
0099057804       VA      20181           PUD           Primary          Purchase            Reduced         80.00       79.93
0099059420       GA      30075           PUD           Primary          Purchase            Reduced         61.23       61.18
0099061277       VA      23113      Single Family      Primary          Refinance           Standard        78.79       78.72
0099061525       VA      20169           PUD           Primary          Purchase            Reduced         79.81       79.68
0099062648       MD      20833      Single Family      Primary          Refinance           Reduced         79.16       79.10
0099063984       OR      97229      Single Family      Primary          Purchase            Standard        80.00       79.94
0099066870       CO      81623           PUD           Primary          Purchase            Reduced         80.00       79.88
0099067258       CA      92683           PUD           Primary          Purchase            Standard        79.99       79.99
0099067886       CA      95136           PUD           Primary     Cash-out Refinance       Reduced         65.55       65.44
0099068496       VA      22181           PUD           Primary          Purchase            Reduced         79.99       79.93
0099068769       CA      94065       Condominimum      Primary     Cash-out Refinance       Standard        62.50       62.44
0099071045       VA      20120           PUD           Primary          Purchase            Reduced         79.04       78.91
0099071508       GA      30080           PUD           Primary          Purchase            Standard        79.99       79.93
0099071573       SC      29615      Single Family      Primary     Cash-out Refinance       Standard        70.00       69.94
0099072340       WA      98059      Single Family      Primary          Refinance           Reduced         64.43       64.33
0099072480       NC      27018      Single Family      Primary     Cash-out Refinance       Standard        69.40       69.40
0099072951       TX      77401      Single Family      Primary          Purchase            Standard        75.80       75.74
0099073025       VA      22101      Single Family      Primary          Purchase            Reduced         95.00       94.92
0099073504       MA      02421      Single Family      Primary     Cash-out Refinance       Reduced         65.40       65.35
0099073710       VA      22032           PUD           Primary          Purchase            Reduced         80.00       79.93
0099074056       TX      75225      Single Family      Primary          Refinance           Standard        62.20       62.15
0099074148       CA      92037       Condominimum      Primary          Purchase            Standard        80.00       80.00
0099074346       CA      94547           PUD           Primary          Purchase            Standard        80.00       79.94
0099074411       NC      27514           PUD           Primary          Refinance           Standard        63.59       63.54
0099074627       CO      80908      Single Family      Primary          Refinance           Standard        62.20       62.05
0099074791       FL      32951      Single Family      Primary          Refinance           Standard        43.33       43.30
0099075541       CA      91786      Single Family      Primary     Cash-out Refinance       Standard        75.00       74.94
0099075582       LA      70810      Single Family      Primary          Refinance           Standard        76.44       76.35
0099075848       NC      27106      Single Family      Primary          Purchase            Reduced         95.00       94.92
0099076796       VA      20148           PUD           Primary          Purchase            Standard        80.00       79.93
0099076804       CO      80304           PUD           Primary          Purchase            Standard        89.18       89.12
0099076903       CA      92692           PUD           Primary          Purchase            Standard        79.99       79.92
0099079048       CA      95762           PUD           Primary          Refinance           Standard        50.00       49.95
0099079378       TX      75219     High-Rise Condo     Primary          Purchase            Standard        65.00       64.90
0099079451       CO      80129           PUD           Primary          Purchase            Reduced         79.99       79.87
0099079758       CO      80122           PUD           Primary          Purchase            Standard        80.00       79.94
0099079774       CA      95123      Single Family      Primary          Purchase            Reduced         80.00       79.93
0099080376       VA      20147           PUD           Primary          Purchase            Reduced         79.99       79.93
0099080392       WA      98033      Single Family      Primary     Cash-out Refinance       Standard        59.09       59.04
0099081184       GA      30012      Single Family      Primary          Refinance           Standard        89.90       89.90
0099084998       CO      80004           PUD           Primary          Purchase            Standard        80.00       79.19
0099085318       VA      23451      Single Family      Primary          Refinance           Standard        80.00       79.93
0099085409       IL      60302      Single Family      Primary     Cash-out Refinance       Standard        75.00       74.94
0099085540       NC      28078           PUD           Primary          Purchase            Reduced         79.93       79.87
0099085789       GA      30135           PUD           Primary          Purchase            Standard        89.85       89.71
0099085821       TX      76248           PUD           Primary          Purchase            Reduced         79.95       79.89
0099085938       AL      35209      Single Family      Primary          Purchase            Standard        80.00       79.94
0099087645       TX      75025           PUD           Primary          Purchase            Standard        79.99       79.87
0099087744       AL      35768      Single Family     Secondary         Purchase            Standard        75.00       74.94
0099087876       SC      29206      Single Family      Primary     Cash-out Refinance       Standard        61.84       61.74
0099088247       CO      80004      Single Family      Primary     Cash-out Refinance       Standard        57.50       57.45
0099088270       CA      95409      Single Family      Primary          Purchase            Standard        54.99       54.99
0099089237       VA      22309           PUD           Primary          Refinance           Standard        73.19       73.13
0099089260       NC      28277           PUD           Primary     Cash-out Refinance       Standard        76.43       76.36
0099089542       CA      92315      Single Family      Primary          Refinance           Standard        75.47       75.41
0099089765       CA      96150      Single Family      Primary     Cash-out Refinance       Standard        42.20       42.20
0099091340       VA      23456           PUD           Primary          Refinance           Reduced         79.97       79.91
0099091423       TN      37064      Single Family      Primary          Purchase            Standard        80.00       79.91
0099091647       MA      02458      Single Family      Primary          Refinance           Standard        53.59       53.59
0099091704       NV      89128           PUD           Primary          Refinance           Standard        63.53       63.53
0099092009       FL      33156      Single Family      Primary     Cash-out Refinance       Standard        36.36       36.33
0099092017       CA      93065           PUD           Primary          Purchase            Standard        79.97       79.84
0099092058       TX      75034           PUD           Primary          Refinance           Standard        78.40       78.40
0099093320       VA      22079           PUD           Primary          Purchase            Standard        79.99       79.92
0099093353       AL      36695      Single Family      Primary     Cash-out Refinance       Reduced         76.34       76.28
0099093734       TX      75070           PUD           Primary          Purchase            Reduced         79.99       79.93
0099093874       CO      80123           PUD           Primary          Refinance           Reduced         73.30       73.25
0099094138       NJ      08054      Single Family      Primary          Refinance           Standard        77.14       77.01
0099094625       TX      78006        Two Family       Primary          Refinance           Reduced         74.40       74.40
0099094930       CA      92656           PUD           Primary          Purchase            Standard        79.99       79.99
0099095911       NC      27358           PUD           Primary          Purchase            Reduced         80.00       79.93
0099096273       CO      80218      Single Family      Primary     Cash-out Refinance       Reduced         70.68       70.68
0099096620       MA      01776      Single Family      Primary     Cash-out Refinance       Standard        38.21       38.18
0099097081       CO      80132           PUD           Primary          Purchase            Reduced         90.00       89.92
0099097172       CA      91362      Single Family      Primary     Cash-out Refinance       Standard        65.21       65.21
0099097313       WA      98116       Condominimum      Primary          Refinance           Reduced         76.50       76.44
0099097560       TN      37215      Single Family      Primary          Purchase            Standard        80.00       79.85
0099098071       CA      94107     High-Rise Condo     Primary          Purchase            Standard        80.00       79.86
0099098618       CA      90503      Single Family      Primary          Purchase            Reduced         79.34       79.28
0099099202       FL      32835           PUD           Primary          Refinance           Standard        80.00       79.86
0099099251       CT      06877      Single Family      Primary          Purchase            Standard        80.00       79.93
0099099343       VA      22307      Single Family      Primary          Refinance           Standard        79.81       79.75
0099099368       CO      80304      Single Family      Primary     Cash-out Refinance       Standard        68.16       68.16
0099099384       IL      60614       Condominimum      Primary     Cash-out Refinance       Standard        68.75       68.65
0099100075       VA      22039           PUD           Primary          Purchase            Reduced         79.99       79.93
0099100232       CO      80908           PUD           Primary     Cash-out Refinance       Standard        68.88       68.88
0099100273       MD      20882      Single Family      Primary          Purchase            Standard        80.00       79.93
0099100448       GA      30269           PUD           Primary          Purchase            Reduced         79.99       79.99
0099100497       CA      92211           PUD           Primary          Purchase            Reduced         79.79       79.73
0099100943       CA      92625       Condominimum      Primary          Purchase            Standard        80.00       79.94
0099101107       CO      80919      Single Family      Primary          Refinance           Reduced         75.00       74.90
0099101149       NM      87048      Single Family      Primary          Refinance           Standard        73.76       73.76
0099101172       CA      92131           PUD           Primary          Purchase            Reduced         63.75       63.75
0099101180       CA      93950      Single Family      Primary     Cash-out Refinance       Standard        53.57       53.57
0099101362       AL      35226           PUD           Primary          Refinance           Reduced         73.24       73.18
0099101552       CA      91501      Single Family      Primary          Purchase            Reduced         80.00       79.94
0099101925       TX      75028           PUD           Primary          Purchase            Standard        79.99       79.94
0099102923       CA      90631      Single Family      Primary          Purchase            Standard        79.53       79.32
0099103350       CA      95358      Single Family      Primary          Refinance           Standard        55.98       55.98
0099103368       CA      92677      Single Family      Primary     Cash-out Refinance       Reduced         47.94       47.94
0099103418       CA      92606           PUD           Primary          Refinance           Standard        78.15       78.09
0099103483       CA      94556      Single Family      Primary     Cash-out Refinance       Standard        62.14       62.14
0099104101       TX      79407      Single Family      Primary          Purchase            Standard        80.00       80.00
0099104135       CA      94521           PUD           Primary          Purchase            Reduced         80.00       80.00
0099104606       CA      94402           PUD           Primary          Refinance           Standard        64.15       64.09
0099104614       CA      95051      Single Family      Primary          Refinance           Standard        51.57       51.57
0099104663       CA      92677           PUD           Primary     Cash-out Refinance       Standard        67.24       67.18
0099104747       CA      95125      Single Family      Primary     Cash-out Refinance       Standard        41.17       41.14
0099104804       CA      95035           PUD           Primary          Refinance           Standard        59.59       59.54
0099105595       CO      80020           PUD           Primary          Refinance           Reduced         57.50       57.50
0099105686       CA      92673           PUD           Primary          Purchase            Standard        60.25       60.25
0099105801       CA      94503      Single Family      Primary          Purchase            Standard        78.85       78.85
0099105892       CO      80014           PUD           Primary          Purchase            Reduced         80.00       79.93
0099105942       VA      20171           PUD           Primary     Cash-out Refinance       Reduced         74.56       74.50
0099106122       NC      27403      Single Family      Primary          Refinance           Reduced         79.48       79.48
0099106254       TX      75209      Single Family      Primary          Refinance           Standard        73.16       72.90
0099106551       CA      95066      Single Family      Primary          Purchase            Reduced         80.00       80.00
0099106718       PA      15106      Single Family      Primary     Cash-out Refinance       Standard        75.00       74.93
0099106734       TN      38017           PUD          Secondary         Purchase            Standard        80.00       79.94
0099107294       SC      29630      Single Family      Primary          Refinance           Standard        84.14       84.14
0099107310       WA      98102      Single Family      Primary          Purchase            Standard        90.00       89.93
0099107344       VA      20105      Single Family      Primary          Purchase            Standard        79.99       79.93
0099107633       OH      43004      Single Family      Primary          Purchase            Reduced         80.00       79.94
0099108169       CO      80220      Single Family      Primary          Purchase            Reduced         69.54       69.48
0099108367       CA      94549      Single Family      Primary          Refinance           Standard        55.09       55.09
0099108490       CA      92592      Single Family      Primary     Cash-out Refinance       Standard        63.63       63.58
0099108516       CA      95037      Single Family      Primary     Cash-out Refinance       Standard        57.72       57.67
0099108730       TX      78258           PUD           Primary          Purchase            Standard        80.00       79.93
0099109480       CA      90045      Single Family      Primary          Refinance           Reduced         79.20       79.20
0099109498       CA      94521           PUD           Primary          Refinance           Reduced         64.88       64.88
0099109548       CA      93111      Single Family      Primary     Cash-out Refinance       Standard        73.19       73.19
0099109662       CA      91326           PUD           Primary          Purchase            Standard        51.11       51.11
0099109787       TX      78006           PUD           Primary          Refinance           Standard        75.78       75.66
0099110009       NV      89108      Single Family      Primary          Purchase            Standard        79.99       79.94
0099110025       VA      23875      Single Family      Primary          Refinance           Standard        91.66       91.66
0099110140       CA      94401      Single Family      Primary          Purchase            Standard        79.89       79.89
0099110165       AZ      85016           PUD           Primary          Purchase            Standard        80.00       79.94
0099110520       AL      36608      Single Family      Primary          Purchase            Reduced         80.00       79.88
0099110579       CA      92131           PUD           Primary          Purchase            Reduced         79.99       79.87
0099110751       CO      80304           PUD           Primary          Purchase            Standard        52.62       52.58
0099111171       VA      20171           PUD           Primary          Purchase            Standard        89.99       89.85
0099111205       VA      22314           PUD           Primary          Purchase            Reduced         80.00       79.88
0099111213       TX      77554           PUD          Secondary         Purchase            Reduced         80.00       79.94
0099111650       CO      80819      Single Family      Primary     Cash-out Refinance       Reduced         75.00       75.00
0099112492       TN      38017           PUD           Primary          Purchase            Reduced         90.00       89.93
0099112534       VA      22030           PUD           Primary          Purchase            Reduced         79.19       79.13
0099113516       VA      23220      Single Family      Primary     Cash-out Refinance       Standard        63.12       63.07
0099113599       OK      74137           PUD           Primary     Cash-out Refinance       Standard        65.71       65.71
0099114399       MD      20878           PUD           Primary          Purchase            Reduced         80.00       79.93
0099114894       VA      22027      Single Family      Primary          Refinance           Reduced         77.47       77.40
0099115933       CO      80465      Single Family      Primary          Refinance           Standard        47.65       47.61
0099116063       CO      80104           PUD           Primary          Purchase            Standard        67.31       67.26
0099117327       CO      80920           PUD           Primary          Purchase            Reduced         79.66       79.59
0099117640       CA      92037      Single Family      Primary     Cash-out Refinance       Reduced         42.17       42.17
0099118036       VA      22003           PUD           Primary          Purchase            Reduced         90.00       89.86
0099118077       CA      94402      Single Family      Primary          Purchase            Standard        61.53       61.53
0099118218       CO      80203      Single Family      Primary          Refinance           Reduced         72.60       72.60
0099118911       CA      94939      Single Family      Primary     Cash-out Refinance       Standard        42.42       42.33
0099119026       CA      92025      Single Family      Primary          Refinance           Reduced         62.50       62.50
0099119067       CA      92117      Single Family      Primary          Purchase            Standard        90.00       90.00
0099119299       GA      31904      Single Family      Primary          Purchase            Standard        77.82       77.76
0099119778       GA      30642           PUD          Secondary         Purchase            Standard        75.00       75.00
0099119810       CA      90046        Two Family       Primary          Refinance           Standard        80.00       80.00
0099120735       CA      95119           PUD           Primary          Purchase            Reduced         80.00       80.00
0099121212       AL      35475      Single Family      Primary          Purchase            Reduced         75.75       75.75
0099121295       TX      78070           PUD           Primary          Refinance           Standard        80.00       79.94
0099121592       CA      92656           PUD           Primary          Purchase            Standard        79.99       79.99
0099121717       GA      30041           PUD           Primary          Refinance           Standard        89.21       89.21
0099122020       CO      80218      Single Family      Primary     Cash-out Refinance       Reduced         60.25       60.25
0099122954       TX      78209      Single Family      Primary          Refinance           Standard        80.00       79.93
0099123655       SC      29601      Single Family      Primary          Refinance           Standard        80.00       79.93
0099123747       OR      97229           PUD           Primary          Purchase            Reduced         51.72       51.72
0099124786       TN      38139           PUD           Primary          Purchase            Standard        79.99       79.99
0099125395       GA      30040           PUD           Primary          Purchase            Standard        79.99       79.99
0099126435       NV      89117      Single Family      Primary          Refinance           Standard        80.00       80.00
0099127193       OR      97210      Single Family      Primary          Purchase            Standard        65.52       65.52
0099128548       MN      55416      Single Family      Primary     Cash-out Refinance       Reduced         80.00       80.00
0099128563       UT      84060           PUD          Secondary         Purchase            Standard        80.00       80.00
0099128738       CA      91326           PUD           Primary          Purchase            Standard        79.99       79.93
0099129967       TX      78738           PUD           Primary          Purchase            Reduced         69.75       69.75
0099130429       CA      92064      Single Family      Primary     Cash-out Refinance       Reduced         75.00       74.93
0099131096       CO      81655           PUD           Primary     Cash-out Refinance       Standard        40.01       40.01
0099132326       CA      94306      Single Family      Primary          Purchase            Reduced         80.00       80.00
0099135030       CO      80513           PUD           Primary     Cash-out Refinance       Reduced         31.66       31.66
0099140675       CA      92029      Single Family      Primary          Purchase            Reduced         80.00       79.94
0099141061       CO      80241           PUD           Primary          Refinance           Reduced         79.89       79.89
0099144875       VA      22102           PUD           Primary          Purchase            Reduced         69.99       69.99
0099145245       WA      98199      Single Family      Primary     Cash-out Refinance       Reduced         66.99       66.94
0099151201       MO      63017      Single Family      Primary          Purchase            Reduced         95.00       94.92
6000499308       SC      29575           PUD           Primary          Purchase             Rapid          73.50       73.50
6000995867       CA      90034      Single Family      Primary     Cash-out Refinance        Rapid          65.21       65.21
6001082038       GA      30087      Single Family      Primary          Purchase             Rapid          80.00       79.92
6003041958       CA      94602           PUD           Primary          Purchase             Rapid          80.00       80.00
6003986897       FL      33157      Single Family      Primary          Purchase             Rapid          90.00       90.00
6005347486       IL      60540      Single Family      Primary     Cash-out Refinance        Rapid          70.40       70.40
6005353708       PA      18966           PUD           Primary          Purchase             Rapid          79.98       79.98
6008155332       CA      94577      Single Family      Primary          Purchase             Rapid          80.00       80.00
6012502966       IL      60540           PUD           Primary          Purchase             Rapid          75.90       75.90
6014244674       CA      91020      Single Family      Primary          Purchase             Rapid          80.00       80.00
6014500083       TX      77381           PUD           Primary          Purchase            Standard        79.99       79.99
6016400795       CA      94121       Three Family      Primary     Cash-out Refinance       Standard        58.33       58.33
6017896256       MN      55387      Single Family      Primary          Refinance            Rapid          80.00       80.00
6018618105       CA      94070      Single Family      Primary     Cash-out Refinance       Standard        50.00       50.00
6019046389       CA      95131      Single Family      Primary     Cash-out Refinance       Standard        73.39       73.39
6019086237       GA      30004           PUD           Primary          Purchase             Rapid          75.92       75.92
6022397654       CA      90731           PUD           Primary          Refinance           Standard        80.00       80.00
6022986274       TN      37027           PUD           Primary          Purchase             Rapid          80.00       80.00
6023854646       TX      79707      Single Family      Primary          Refinance        All Ready Home     63.26       63.26
6026638251       CA      90265      Single Family      Primary     Cash-out Refinance       Standard        63.41       63.41
6026926755       AZ      85338           PUD           Primary          Refinance            Rapid          80.00       79.93
6027295986       FL      33405      Single Family      Primary          Purchase            Standard        80.00       80.00
6031234179       CA      94547           PUD           Primary          Purchase            Standard        79.57       79.57
6031600718       SC      29607           PUD           Primary          Purchase             Rapid          85.00       85.00
6031851519       VA      22026           PUD           Primary     Cash-out Refinance       Standard        85.00       85.00
6033895837       FL      32233      Single Family      Primary     Cash-out Refinance        Rapid          59.88       59.88
6035803011       CA      94116      Single Family      Primary          Purchase             Rapid          80.00       80.00
6037453534       VA      22039           PUD           Primary          Refinance           Standard        78.88       78.88
6040445279       WA      98685           PUD           Primary          Purchase             Rapid          80.00       80.00
6040789403       CA      92067      Single Family      Primary          Refinance           Standard        68.69       68.69
6041025286       CA      92679           PUD           Primary          Purchase             Rapid          80.00       79.77
6044557780       CA      94025      Single Family      Primary     Cash-out Refinance       Standard        59.81       59.81
6046818743       VA      22003      Single Family      Primary          Purchase             Rapid          80.00       80.00
6050700399       PA      19087      Single Family      Primary          Purchase             Rapid          80.00       80.00
6053091119       MO      63108      Single Family      Primary          Purchase             Rapid          80.00       80.00
6054113698       CA      92663        Two Family       Primary          Refinance           Standard        49.66       49.66
6054379539       WA      98042           PUD           Primary          Purchase             Rapid          80.00       80.00
6056477927       CA      90808      Single Family      Primary          Purchase            Reduced         80.00       79.94
6057565498       MD      20854      Single Family      Primary          Purchase            Standard        74.28       74.28
6058358117       CA      92679           PUD           Primary          Refinance           Standard        80.00       80.00
6058962116       CA      91030      Single Family      Primary          Purchase             Rapid          80.00       80.00
6060218531       CA      94566      Single Family      Primary     Cash-out Refinance        Rapid          52.91       52.91
6061083488       CA      95014           PUD           Primary     Cash-out Refinance        Rapid          58.69       58.65
6062540692       CA      94122      Single Family      Primary          Purchase             Rapid          76.47       76.47
6062611444       CA      92117      Single Family      Primary          Refinance           Standard        73.71       73.71
6062714180       DC      20010      Single Family      Primary          Purchase            Standard        75.58       75.45
6062821126       CA      94709      Single Family      Primary     Cash-out Refinance       Standard        53.15       53.15
6064029843       CA      90278       Condominimum      Primary          Purchase            Standard        80.00       80.00
6065995695       CA      95045           PUD           Primary          Refinance            Rapid          46.70       46.70
6066601334       CO      80206           PUD           Primary     Cash-out Refinance       Reduced         72.56       72.56
6067296456       DC      20015      Single Family      Primary          Refinance           Standard        76.61       76.61
6070110421       CA      94107     High-Rise Condo     Primary          Purchase            Standard        51.47       51.47
6071905589       CA      95377      Single Family      Primary          Purchase            Standard        79.99       79.99
6072400838       CA      95030      Single Family      Primary     Cash-out Refinance       Standard        53.57       53.57
6073946706       CA      92679           PUD           Primary          Purchase            Standard        79.90       79.90
6074100832       CA      95122      Single Family      Primary          Refinance           Standard        83.88       83.88
6077106349       CA      92673           PUD           Primary     Cash-out Refinance        Rapid          79.26       79.26
6079486772       SC      29605           PUD           Primary          Purchase             Rapid          90.00       90.00
6080683052       CO      80544           PUD           Primary          Purchase            Standard        75.00       75.00
6082418036       MD      21403           PUD           Primary          Refinance           Standard        80.00       80.00
6082542892       CA      94707      Single Family      Primary          Purchase             Rapid          80.00       80.00
6083366887       CA      94611      Single Family      Primary          Purchase            Standard        80.00       80.00
6083850120       CA      94002      Single Family      Primary          Purchase            Standard        67.91       67.91
6084640157       CA      91107      Single Family      Primary          Purchase             Rapid          75.00       75.00
6084674826       CA      90036      Single Family      Primary          Refinance           Standard        64.38       64.38
6084927125       VA      22039      Single Family      Primary          Purchase            Standard        70.42       70.42
6085561279       DC      20012      Single Family      Primary          Purchase             Rapid          80.00       80.00
6086872964       CA      94523           PUD           Primary          Purchase             Rapid          80.00       80.00
6087191570       CA      92128      Single Family      Primary          Purchase            Standard        80.00       80.00
6087582661       CA      94550      Single Family      Primary          Purchase             Rapid          66.04       65.99
6089139304       CA      95120      Single Family      Primary     Cash-out Refinance       Standard        39.35       39.35
6090230365       CA      95033      Single Family      Primary          Refinance            Rapid          51.50       51.50
6091286648       FL      33327           PUD           Primary          Purchase            Standard        74.01       74.01
6096198814       IL      60010      Single Family      Primary          Refinance            Rapid          78.84       78.84
6096930984       CA      95051      Single Family      Primary          Purchase             Rapid          80.00       80.00
6096974826       MA      02045      Single Family      Primary          Refinance           Standard        55.00       55.00
6098239939       MD      20878      Single Family      Primary          Purchase             Rapid          80.00       80.00
6098821975       CA      95020      Single Family      Primary     Cash-out Refinance        Rapid          73.43       73.43
6099925684       MO      63124      Single Family      Primary          Purchase             Rapid          59.09       59.09
6101316492       CA      95037      Single Family      Primary     Cash-out Refinance       Standard        53.21       53.17
6102542559       CA      95035      Single Family      Primary          Refinance            Rapid          60.60       60.26
6102827455       CA      92620      Single Family      Primary          Refinance            Rapid          70.68       70.68
6102920599       FL      34110       Condominimum     Secondary         Purchase             Rapid          80.00       25.86
6104666299       CA      90211      Single Family      Primary          Refinance            Rapid          53.08       53.08
6106184556       CA      90630      Single Family      Primary          Purchase             Rapid          80.00       79.93
6106546614       CA      92120      Single Family      Primary     Cash-out Refinance       Standard        70.00       70.00
6107531425       CA      92592      Single Family      Primary          Refinance            Rapid          72.85       72.85
6107968718       CA      91773      Single Family      Primary          Purchase             Rapid          80.00       80.00
6108067049       CA      90278       Condominimum      Primary          Purchase             Rapid          80.00       79.94
6108725661       VA      22314           PUD           Primary          Purchase             Rapid          53.33       53.33
6110769939       CA      95035      Single Family      Primary          Purchase             Rapid          66.04       65.98
6110935019       CA      91105      Single Family      Primary          Refinance           Standard        77.92       77.92
6110960272       CA      94404      Single Family      Primary          Purchase             Rapid          80.00       80.00
6113784521       CA      95006      Single Family      Primary          Purchase            Standard        90.00       90.00
6116188621       CA      94404      Single Family      Primary     Cash-out Refinance        Rapid          50.86       50.86
6117055993       CA      90210      Single Family      Primary     Cash-out Refinance        Rapid          18.60       18.60
6117622198       CA      92675           PUD           Primary     Cash-out Refinance       Standard        70.00       70.00
6117706421       VT      05149      Single Family     Secondary         Refinance            Rapid          64.00       63.95
6117734753       CA      94610           PUD           Primary          Purchase             Rapid          78.31       78.25
6118431458       MN      55125      Single Family      Primary          Refinance            Rapid          80.00       80.00
6120395741       CA      94501      Single Family      Investor         Refinance           Standard        46.15       46.15
6120398695       FL      32082      Single Family      Primary          Refinance           Standard        80.00       80.00
6121043423       CA      94941      Single Family      Primary     Cash-out Refinance       Standard        61.90       61.85
6121088105       NV      89052           PUD           Primary          Purchase            Standard        80.00       80.00
6121301227       CA      93103      Single Family     Secondary         Purchase             Rapid          77.72       77.72
6123108471       CA      91301      Single Family      Primary          Refinance            Rapid          67.50       67.50
6125206125       CA      95118      Single Family      Primary          Purchase             Rapid          80.00       80.00
6125783115       CA      90254       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6126321055       CA      95401      Single Family      Primary          Purchase             Rapid          80.00       79.93
6130040311       CA      94538      Single Family      Primary     Cash-out Refinance       Standard        70.52       70.52
6134138962       TX      75077           PUD           Primary          Purchase             Rapid          79.99       79.99
6135369962       FL      33629      Single Family      Primary          Refinance           Standard        78.55       78.49
6137552334       NY      11204        Two Family       Primary          Purchase            Standard        78.43       78.43
6142270013       SC      29322      Single Family      Primary     Cash-out Refinance        Rapid          57.50       57.50
6142631875       OH      43110      Single Family      Primary          Refinance            Rapid          76.52       76.52
6144387245       CA      95658      Single Family      Primary          Refinance           Standard        80.00       80.00
6144924021       CA      95123      Single Family      Primary          Purchase            Reduced         80.00       79.93
6145758634       CA      94552           PUD           Primary     Cash-out Refinance       Standard        70.00       70.00
6148962878       CA      95129      Single Family      Primary          Refinance           Standard        74.85       74.85
6149006014       CA      95124      Single Family      Primary          Purchase            Standard        79.10       79.10
6150942016       CA      92618           PUD           Primary          Refinance           Standard        74.48       74.48
6154777111       CA      92116      Single Family      Primary          Refinance            Rapid          80.00       80.00
6159000592       CA      90027      Single Family      Primary     Cash-out Refinance       Standard        56.25       56.25
6159338281       TN      37215      Single Family      Primary          Purchase             Rapid          80.00       80.00
6160176068       VA      22032      Single Family      Primary          Purchase            Standard        80.00       80.00
6164424225       MO      65686      Single Family      Primary          Refinance           Standard        76.51       76.51
6165478535       CA      92677           PUD           Primary     Cash-out Refinance       Standard        61.73       61.73
6167318317       KS      66208           PUD           Primary          Purchase             Rapid          80.00       80.00
6168374657       CA      91604      Single Family      Primary          Refinance            Rapid          72.90       72.79
6168576905       CA      91105      Single Family      Primary          Purchase             Rapid          67.92       67.92
6168625389       CA      95442      Single Family      Primary          Refinance            Rapid          80.00       80.00
6168810296       CA      95472      Single Family      Primary          Purchase             Rapid          54.05       54.05
6169015515       CA      94526      Single Family      Primary          Purchase             Rapid          80.00       80.00
6171150755       CA      92602           PUD           Primary          Purchase            Standard        80.00       80.00
6174647484       CA      92673       Condominimum     Secondary         Refinance           Standard        80.00       78.96
6177930960       SC      29464           PUD           Primary          Refinance           Standard        74.79       74.79
6178613367       DC      20008      Single Family      Primary          Purchase             Rapid          68.84       68.84
6179721888       CA      95603      Single Family      Primary          Purchase             Rapid          95.00       95.00
6179880510       WA      98198      Single Family      Primary          Purchase             Rapid          80.00       80.00
6181241198       CA      90068        Two Family       Primary          Purchase            Standard        80.00       80.00
6183854964       VA      20124      Single Family      Primary     Cash-out Refinance       Standard        52.94       52.94
6186305444       MO      63021      Single Family      Primary          Purchase             Rapid          79.99       79.99
6187360620       GA      30024           PUD           Primary          Purchase             Rapid          49.26       49.26
6188775560       NY      11030      Single Family      Primary          Purchase             Rapid          41.66       41.66
6189058651       CA      91001      Single Family      Primary     Cash-out Refinance        Rapid          73.82       73.82
6193238638       CA      92118      Single Family      Primary     Cash-out Refinance       Standard        53.33       53.33
6196003146       CA      92657           PUD           Primary          Purchase             Rapid          49.61       49.61
6196579517       CA      95122      Single Family      Primary          Purchase            Standard        80.00       80.00
6197287169       CA      94043      Single Family      Primary          Refinance            Rapid          65.65       65.60
6199478485       CA      94539      Single Family      Primary          Purchase             Rapid          79.89       79.89
6199619922       CO      80104           PUD           Primary          Purchase             Rapid          72.99       72.99
6201139877       MD      20817      Single Family      Primary          Purchase            Standard        79.99       79.99
6203909624       NY      11030      Single Family      Primary          Purchase             Rapid          52.94       52.89
6204217738       NV      89523      Single Family      Primary          Refinance            Rapid          69.78       69.78
6205531814       CA      92129           PUD           Primary     Cash-out Refinance        Rapid          69.98       69.98
6209837530       CA      92124      Single Family      Primary          Refinance            Rapid          72.88       72.88
6212970237       CA      94087      Single Family      Primary          Refinance           Standard        70.83       70.83
6215960292       CA      94558      Single Family      Primary          Purchase             Rapid          80.00       80.00
6217113908       CA      91030      Single Family      Primary          Purchase             Rapid          80.00       80.00
6219262687       CA      95070      Single Family      Primary     Cash-out Refinance       Standard        50.00       50.00
6219815120       CA      95376      Single Family      Primary     Cash-out Refinance       Standard        48.70       48.70
6220179185       CT      06807      Single Family      Primary          Purchase            Standard        75.00       75.00
6221657783       TX      75287           PUD           Primary          Purchase            Standard        77.01       77.01
6222052224       CA      95060      Single Family      Primary     Cash-out Refinance       Standard        53.69       53.69
6222436542       CA      94574      Single Family      Primary          Refinance           Standard        68.12       68.12
6223730919       CA      95476      Single Family      Primary     Cash-out Refinance       Standard        51.28       51.28
6227469738       CA      95136      Single Family      Primary          Purchase            Standard        77.67       77.67
6228190812       VA      22003           PUD           Primary          Purchase            Standard        80.00       80.00
6229463143       CA      94132      Single Family      Primary     Cash-out Refinance       Standard        66.66       66.66
6230865989       CA      91423      Single Family      Primary          Purchase            Standard        90.00       90.00
6231562882       CA      92009           PUD           Primary     Cash-out Refinance        Rapid          74.57       74.57
6231623072       CA      94066      Single Family      Primary          Purchase            Standard        80.00       80.00
6232871381       CA      95070      Single Family      Primary     Cash-out Refinance        Rapid          47.61       47.61
6233232310       CA      92037       Condominimum      Primary          Purchase            Standard        80.00       80.00
6236302623       NM      87114      Single Family      Primary          Refinance           Standard        83.18       83.18
6236624653       NV      89509      Single Family      Primary          Refinance           Standard        68.91       68.91
6240789302       CA      94596      Single Family      Primary     Cash-out Refinance        Rapid          46.61       46.61
6241406401       CA      94515      Single Family      Primary          Purchase            Standard        76.59       76.59
6243380620       CA      95054      Single Family      Primary          Purchase            Standard        78.76       78.76
6245028607       CA      90277       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6250692180       CA      95073      Single Family      Primary          Refinance           Standard        63.14       63.14
6252147647       CA      94703       Condominimum      Primary          Purchase             Rapid          75.00       75.00
6255419860       CA      93117      Single Family      Primary          Refinance            Rapid          60.44       60.44
6256245793       CA      90803      Single Family      Primary          Purchase             Rapid          80.00       80.00
6257611001       CA      91901      Single Family      Primary          Purchase            Standard        80.00       80.00
6260752701       CA      91106      Single Family      Primary          Refinance           Standard        44.91       44.91
6261118480       CA      95035      Single Family      Primary          Purchase            Standard        89.00       89.00
6261885542       CA      94708      Single Family      Primary     Cash-out Refinance        Rapid          61.53       61.53
6262005314       AZ      85018      Single Family      Primary          Purchase            Standard        49.58       49.58
6270489252       CA      92028      Single Family      Primary          Purchase             Rapid          80.00       80.00
6271322346       CA      92886           PUD           Primary          Purchase             Rapid          67.18       67.13
6271724517       MO      64493      Single Family      Primary          Refinance            Rapid          75.00       74.89
6273686987       CA      94080           PUD           Primary          Refinance            Rapid          44.56       44.56
6274344867       AZ      85255           PUD           Primary          Purchase            Standard        76.80       76.80
6274353231       NJ      07981      Single Family      Primary          Purchase             Rapid          69.96       69.96
6274403747       CA      94043      Single Family      Primary          Purchase            Standard        80.00       80.00
6276435234       CA      90803      Single Family      Primary          Purchase             Rapid          50.00       50.00
6279193087       CA      94568      Single Family      Primary          Purchase             Rapid          80.00       80.00
6283279104       CA      94588           PUD           Primary     Cash-out Refinance        Rapid          68.51       68.51
6287519463       CA      92549      Single Family      Primary          Purchase             Rapid          80.00       80.00
6288945659       MD      20716      Single Family      Primary          Refinance           Standard        74.69       74.69
6291819784       CA      92008           PUD           Primary     Cash-out Refinance        Rapid          69.31       69.31
6294976367       CA      94960      Single Family      Primary     Cash-out Refinance       Standard        79.73       79.73
6303104316       CA      95032      Single Family      Primary          Refinance            Rapid          75.30       75.30
6303356437       CA      94583      Single Family      Primary     Cash-out Refinance       Standard        75.00       75.00
6304731513       NC      27613      Single Family      Primary          Purchase             Rapid          80.00       80.00
6304972380       CA      94118       Three Family      Primary          Refinance           Standard        51.80       51.80
6307108198       CO      80550      Single Family      Primary          Purchase             Rapid          90.00       90.00
6307468923       CA      94517      Single Family      Primary          Refinance            Rapid          79.11       79.11
6308302790       CA      94538      Single Family      Primary     Cash-out Refinance       Standard        80.00       80.00
6308399382       CA      95120      Single Family      Primary          Refinance           Standard        70.00       70.00
6309327671       MD      21093           PUD           Primary          Purchase             Rapid          62.99       62.99
6309420013       CA      91737           PUD           Primary          Purchase             Rapid          67.44       67.44
6309716402       CA      92679           PUD           Primary          Purchase             Rapid          62.99       62.99
6310561664       CA      92808           PUD           Primary          Purchase             Rapid          80.00       80.00
6312462929       CA      90048        Two Family       Primary          Refinance           Standard        71.42       71.42
6313669399       CA      94708      Single Family      Primary          Purchase             Rapid          80.00       80.00
6313779255       VA      23188           PUD           Primary          Purchase            Standard        80.00       79.86
6313871102       CA      92620           PUD           Primary          Purchase             Rapid          80.00       80.00
6316126264       CA      92630      Single Family      Primary          Purchase            Standard        80.00       80.00
6316307823       CA      94303      Single Family      Primary          Purchase            Standard        80.00       80.00
6317452362       CA      95070      Single Family      Primary     Cash-out Refinance        Rapid          26.83       26.83
6317610845       CA      92648      Single Family      Primary     Cash-out Refinance        Rapid          80.00       80.00
6317847363       CA      93901      Single Family      Primary     Cash-out Refinance       Standard        78.94       78.94
6317994868       WI      53555      Single Family      Primary          Refinance            Rapid          80.00       80.00
6320030155       CA      94558      Single Family      Primary          Purchase            Standard        70.00       70.00
6320460931       CA      94110        Two Family       Primary          Refinance           Standard        79.54       79.54
6321245638       CA      94109       Condominimum      Primary     Cash-out Refinance        Rapid          39.99       39.99
6323252178       CA      94708      Single Family      Primary          Purchase             Rapid          56.91       56.91
6324779526       CA      94556      Single Family      Primary          Refinance           Standard        55.30       55.30
6327170319       CA      91105      Single Family      Primary          Refinance           Standard        59.26       59.26
6327321789       GA      30004           PUD           Primary          Refinance           Standard        80.00       80.00
6328321606       MD      21146           PUD           Primary     Cash-out Refinance       Standard        75.00       74.94
6328619942       CA      90278      Single Family      Primary          Purchase             Rapid          80.00       80.00
6330397933       GA      30307      Single Family      Primary          Purchase             Rapid          80.00       80.00
6331668720       CA      94107     High-Rise Condo     Primary          Refinance            Rapid          65.00       65.00
6338830893       AZ      85248           PUD           Primary          Purchase            Standard        79.99       79.99
6342896617       CA      93908      Single Family      Primary     Cash-out Refinance        Rapid          54.84       54.84
6343324973       CA      94558      Single Family      Primary          Refinance           Standard        53.92       53.92
6343963911       NY      11743      Single Family      Primary          Refinance           Standard        74.82       74.70
6344363269       VA      20155           PUD           Primary          Purchase            Standard        75.00       75.00
6346201392       VA      22033      Single Family      Primary          Purchase             Rapid          80.00       80.00
6346376715       MD      20854      Single Family      Primary          Purchase             Rapid          80.00       80.00
6347978386       CA      94709      Single Family      Primary          Purchase             Rapid          75.00       75.00
6348032753       CA      92673           PUD           Primary          Purchase             Rapid          80.00       80.00
6348126399       CA      90740      Single Family      Primary     Cash-out Refinance        Rapid          61.38       61.38
6348377489       CA      95442      Single Family      Primary          Purchase             Rapid          80.00       80.00
6351697591       CA      92869      Single Family      Primary          Purchase            Standard        80.00       80.00
6351717704       CA      92119      Single Family      Primary     Cash-out Refinance        Rapid          80.00       80.00
6356312956       CA      90265       Condominimum     Secondary         Refinance           Standard        75.00       75.00
6359451470       SC      29451      Single Family      Primary          Purchase             Rapid          50.00       50.00
6360862152       FL      33442       Condominimum      Primary          Purchase            Standard        90.00       90.00
6361613554       VA      22030           PUD           Primary          Purchase             Rapid          80.00       80.00
6362683861       MD      20772      Single Family      Primary          Refinance            Rapid          80.00       80.00
6363095131       NM      87501       Condominimum     Secondary         Purchase            Standard        50.00       50.00
6363701308       MN      55102      Single Family      Primary          Refinance           Standard        50.83       50.83
6364839917       CA      95035           PUD           Primary     Cash-out Refinance       Standard        42.66       42.66
6368111594       NC      28803      Single Family      Primary     Cash-out Refinance       Standard        55.27       55.27
6369739211       CA      94901      Single Family      Investor         Purchase            Standard        74.07       74.07
6372072659       CA      94112      Single Family      Primary          Purchase            Standard        80.00       80.00
6374652094       CA      94037      Single Family      Primary          Purchase             Rapid          80.00       79.93
6375318026       FL      32963           PUD           Primary     Cash-out Refinance       Standard        57.00       57.00
6375608756       CA      94117      Single Family      Primary     Cash-out Refinance       Standard        37.03       37.03
6378215740       MI      48377      Single Family      Primary          Purchase             Rapid          79.99       79.99
6381688339       VA      22182      Single Family      Primary          Refinance           Standard        77.38       77.38
6381734836       CA      91208      Single Family      Primary          Purchase             Rapid          65.00       65.00
6382887989       CA      94587      Single Family      Primary          Purchase            Standard        79.95       79.95
6384041429       CA      94941      Single Family      Primary          Refinance           Standard        51.76       51.76
6388175785       CA      92054      Single Family     Secondary         Refinance        All Ready Home     48.68       48.68
6388470806       CA      94538      Single Family      Primary          Refinance           Standard        75.30       75.30
6389363091       MA      01832      Single Family      Primary          Refinance            Rapid          79.26       79.26
6389977296       CA      90275           PUD           Primary          Purchase             Rapid          62.50       62.50
6391623979       CA      94710        Two Family       Primary          Purchase            Standard        89.08       89.08
6393235095       FL      33149     High-Rise Condo     Primary          Purchase          Timesaver-1       79.83       79.83
6394427220       CA      92663       Condominimum     Secondary         Purchase             Rapid          80.00       80.00
6395273482       NC      28211      Single Family      Primary          Purchase            Standard        95.00       95.00
6399386595       CA      94044      Single Family      Investor         Purchase            Standard        65.00       65.00
6399831798       CA      94709       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6400657182       CA      90254      Single Family      Primary          Purchase             Rapid          80.00       80.00
6401087769       CA      94901      Single Family      Primary          Purchase             Rapid          72.11       72.11
6407065355       MA      01741      Single Family      Primary     Cash-out Refinance       Standard        60.13       60.13
6407379061       CA      92264      Single Family     Secondary         Purchase             Rapid          80.00       80.00
6408646609       MA      01966      Single Family      Primary          Refinance           Standard        87.83       87.83
6409403919       CA      91362      Single Family      Primary          Refinance           Standard        47.95       47.95
6409557193       IL      60657       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6410423765       CA      95437      Single Family     Secondary         Refinance            Rapid          60.68       60.68
6411023614       CA      91001      Single Family      Primary          Purchase            Standard        80.00       80.00
6411652867       CA      91367      Single Family      Primary          Purchase             Rapid          80.00       80.00
6411844613       DC      20016      Single Family      Primary          Refinance            Rapid          76.02       76.02
6413659837       FL      32806      Single Family      Primary          Purchase             Rapid          80.00       80.00
6415227260       CA      92037      Single Family      Primary          Refinance           Standard        70.00       70.00
6417651921       DC      20016      Single Family      Primary          Purchase            Standard        80.00       80.00
6419493231       CA      95118      Single Family      Primary          Purchase             Rapid          80.00       80.00
6419887697       CA      94941      Single Family      Primary     Cash-out Refinance        Rapid          54.27       54.27
6421137271       CA      95062      Single Family      Primary          Refinance            Rapid          80.00       80.00
6421262236       CA      94019           PUD           Primary          Refinance            Rapid          64.80       64.80
6423654315       CA      94086      Single Family      Primary          Purchase             Rapid          80.00       80.00
6424450952       DC      20009      Single Family      Primary          Purchase            Standard        80.00       80.00
6424620612       CA      94546      Single Family      Primary          Purchase             Rapid          90.00       90.00
6425012504       CA      92692           PUD           Primary          Refinance           Standard        77.71       77.71
6426901051       CA      90266        Two Family       Primary          Refinance           Standard        41.52       41.52
6429119578       FL      33805           PUD           Primary          Refinance           Standard        72.87       72.87
6433278113       CA      95004      Single Family      Primary     Cash-out Refinance       Standard        39.36       39.36
6435179558       CA      91423      Single Family      Primary     Cash-out Refinance        Rapid          72.04       72.04
6440502901       CA      94558           PUD           Primary          Purchase             Rapid          72.28       72.28
6442063753       TX      75214      Single Family      Primary          Refinance            Stated         63.17       63.17
6442311145       CA      94566           PUD           Primary          Refinance            Rapid          34.24       34.24
6443124919       CA      90274      Single Family      Primary          Purchase            Standard        75.00       75.00
6443302499       CA      92648      Single Family      Primary          Purchase             Rapid          80.00       80.00
6443543126       CA      94560      Single Family      Primary     Cash-out Refinance       Standard        80.00       80.00
6446378991       TN      37138           PUD           Primary          Purchase             Rapid          80.00       79.93
6448692159       CA      94595      Single Family      Primary          Refinance           Standard        70.00       70.00
6451077702       CA      92869           PUD           Primary          Purchase             Rapid          80.00       80.00
6452853002       CA      92201      Single Family      Primary          Purchase            Standard        80.00       80.00
6454051571       NC      27526           PUD           Primary          Purchase             Rapid          80.00       80.00
6454394286       CA      92211           PUD           Primary          Purchase             Rapid          75.18       75.18
6454735637       ID      83616           PUD           Primary          Refinance           Standard        80.00       80.00
6454885655       CA      94708      Single Family      Primary          Refinance            Rapid          42.44       42.44
6458083604       CA      94124      Single Family      Primary          Purchase            Standard        95.00       95.00
6458229611       AL      35242           PUD           Primary          Purchase             Rapid          44.44       44.44
6459372774       CA      94556      Single Family      Primary          Purchase             Rapid          69.66       69.66
6459656036       CA      95020      Single Family      Primary          Refinance            Rapid          65.27       65.27
6461139567       CA      92606      Single Family      Primary     Cash-out Refinance        Rapid          70.00       70.00
6463706819       CA      94513      Single Family      Primary          Purchase             Rapid          78.91       78.91
6463707601       CA      90048      Single Family      Primary          Purchase             Rapid          66.55       66.55
6466197925       NM      87505       Condominimum     Secondary         Purchase            Standard        80.00       80.00
6466228241       CA      91326           PUD           Primary     Cash-out Refinance       Standard        72.38       72.38
6467495179       CA      94306      Single Family      Primary          Purchase            Standard        62.70       62.70
6468354409       NC      27614           PUD           Primary          Purchase             Rapid          79.38       79.38
6468455677       CA      94587      Single Family      Primary          Refinance            Rapid          68.29       68.29
6471679263       CA      95682           PUD           Primary          Purchase             Rapid          80.00       80.00
6472243184       CT      06880      Single Family      Primary          Purchase             Rapid          78.87       78.87
6474082234       CA      95051      Single Family      Investor         Refinance           Standard        68.22       68.22
6474127609       FL      33160      Single Family      Primary          Purchase            Standard        80.00       80.00
6478397844       CA      95125           PUD           Primary     Cash-out Refinance       Standard        75.47       75.47
6478710194       CA      94303      Single Family      Primary          Purchase             Rapid          80.00       80.00
6479573872       CA      92130       Condominimum      Investor         Purchase            Standard        74.99       74.99
6479840099       CA      94070      Single Family      Primary     Cash-out Refinance       Standard        48.21       48.21
6480348876       CA      94121        Two Family       Primary          Purchase            Standard        61.90       61.90
6480503991       CA      94558      Single Family      Primary          Purchase            Standard        80.00       80.00
6482537179       CA      94070      Single Family      Primary          Purchase            Standard        67.70       67.70
6483342546       CA      94117       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6484782534       CA      94117        Two Family       Primary     Cash-out Refinance       Standard        44.34       44.34
6487636943       CA      94941      Single Family      Primary     Cash-out Refinance       Standard        35.48       35.48
6487643618       VA      22033           PUD           Primary          Purchase            Standard        80.00       80.00
6487796184       CA      90275      Single Family      Primary     Cash-out Refinance        Rapid          75.00       75.00
6488959898       NV      89102      Single Family      Primary     Cash-out Refinance       Standard        21.42       21.42
6489370418       CA      92679           PUD           Primary     Cash-out Refinance        Rapid          74.07       74.07
6489949260       NJ      08701      Single Family      Primary          Purchase            Reduced         80.00       80.00
6491311533       CA      91384      Single Family      Primary     Cash-out Refinance       Standard        70.00       70.00
6494529883       CA      91355           PUD           Primary          Refinance            Rapid          80.00       80.00
6498948568       VA      22903      Single Family      Primary          Purchase             Rapid          67.47       67.47
6500939662       PA      19426           PUD           Primary          Purchase             Rapid          80.00       79.93
6501402413       CA      92620           PUD           Primary          Refinance            Rapid          78.20       78.20
6504066603       DC      20016      Single Family      Primary          Purchase            Standard        53.35       53.35
6504487791       SC      29401      Single Family      Primary          Purchase             Rapid          80.00       80.00
6507110788       CA      94506           PUD           Primary          Purchase            Standard        80.00       80.00
6507329495       MA      02478        Two Family       Primary          Refinance           Standard        70.00       70.00
6510466987       CA      94066      Single Family      Primary          Refinance           Standard        71.45       71.45
6512283612       CA      92886           PUD           Primary     Cash-out Refinance        Rapid          64.91       64.91
6513551272       AZ      85205      Single Family      Primary          Purchase            Standard        90.00       90.00
6513866878       MD      20854      Single Family      Primary          Purchase             Rapid          80.00       80.00
6517026735       CA      95023      Single Family      Primary     Cash-out Refinance        Rapid          68.25       68.25
6517176431       MD      21771      Single Family      Primary          Refinance        All Ready Home     77.73       77.73
6518587842       NJ      07960      Single Family      Primary          Purchase             Rapid          80.00       80.00
6518678237       MI      48393      Single Family      Primary          Purchase             Rapid          94.63       94.63
6519637158       VA      22003      Single Family      Primary          Purchase             Rapid          80.00       80.00
6520325561       CA      95762      Single Family      Primary     Cash-out Refinance       Standard        65.51       65.51
6520727030       CA      94080      Single Family      Primary          Purchase            Standard        79.95       79.95
6521949146       CA      91108      Single Family      Primary     Cash-out Refinance       Standard        69.51       69.51
6526447666       CO      81620       Condominimum     Secondary         Purchase             Rapid          78.78       78.72
6531707021       CA      95033      Single Family      Primary     Cash-out Refinance       Standard        59.82       59.82
6532563449       CA      94061      Single Family      Primary          Refinance            Rapid          73.43       73.43
6532976781       CA      94565      Single Family      Primary          Purchase            Standard        90.00       90.00
6534726838       SC      29464           PUD          Secondary         Purchase             Rapid          80.00       79.93
6534751687       CA      90403       Condominimum      Primary          Refinance            Rapid          80.00       80.00
6536446518       CA      94609      Single Family      Primary     Cash-out Refinance        Rapid          69.96       69.96
6537336338       TN      37027           PUD           Primary          Purchase             Rapid          72.17       72.17
6537477215       VA      22043      Single Family      Primary          Purchase             Rapid          80.00       80.00
6538409589       CA      92694           PUD           Primary          Purchase            Standard        79.99       79.99
6538645794       CA      92653           PUD           Primary          Refinance           Standard        69.13       69.13
6538803583       MD      20878           PUD           Primary          Purchase             Rapid          80.00       80.00
6539132669       CA      92782           PUD           Primary          Purchase             Rapid          79.99       79.99
6539309523       TN      38138      Single Family      Primary          Purchase            Standard        80.00       80.00
6542631707       CA      94131      Single Family      Primary     Cash-out Refinance       Standard        58.87       58.87
6545614957       CA      92835           PUD           Primary          Purchase             Rapid          75.52       75.52
6550159278       CA      90275      Single Family      Primary          Purchase             Rapid          80.00       80.00
6552374131       CA      94954      Single Family      Primary          Purchase            Standard        80.00       80.00
6552771567       WA      98221      Single Family      Primary          Purchase             Rapid          80.00       80.00
6553039808       CA      94706      Single Family      Primary          Purchase             Rapid          80.00       80.00
6553335313       CA      95008      Single Family      Primary     Cash-out Refinance        Rapid          52.17       52.17
6554483088       CA      94134      Single Family      Primary          Purchase            Standard        80.00       80.00
6554934346       CA      92867           PUD           Primary          Purchase             Rapid          79.98       79.98
6558569361       GA      30324           PUD           Primary          Purchase             Rapid          80.00       80.00
6563071668       CA      95037      Single Family      Primary          Purchase            Standard        80.00       80.00
6565721419       CA      90064      Single Family      Primary          Refinance            Rapid          23.78       23.78
6566383235       CA      92692           PUD           Primary          Purchase             Rapid          80.00       80.00
6567236739       VA      20165           PUD           Primary          Purchase             Rapid          71.99       71.99
6567790115       DC      20015      Single Family      Primary     Cash-out Refinance        Rapid          55.00       55.00
6568854506       CA      91030           PUD           Primary          Purchase             Rapid          80.00       80.00
6569446203       CA      95051      Single Family      Primary     Cash-out Refinance       Standard        69.20       69.20
6570016946       CA      95148      Single Family      Primary          Refinance           Standard        57.27       57.27
6570133519       DC      20008      Single Family      Primary          Purchase            Standard        80.00       80.00
6572057799       CA      94549      Single Family      Primary          Purchase             Rapid          77.77       77.77
6574045933       CA      94705      Single Family      Primary          Purchase             Rapid          70.00       70.00
6575643991       CA      94558      Single Family      Primary     Cash-out Refinance       Standard        70.00       70.00
6576845801       CO      80107      Single Family      Primary          Refinance           Standard        61.81       61.81
6577054627       SC      29466           PUD           Primary          Purchase            Standard        79.45       79.45
6577372342       CA      94014      Single Family      Primary     Cash-out Refinance       Standard        75.00       75.00
6578025907       CA      95006      Single Family      Primary     Cash-out Refinance        Rapid          70.00       70.00
6581028179       SC      29464           PUD           Primary          Purchase             Rapid          80.00       80.00
6582206519       SC      29455           PUD           Primary          Refinance            Rapid          40.90       40.90
6582428840       CA      95126      Single Family      Primary          Refinance            Rapid          35.50       35.50
6584919648       CA      95023      Single Family      Primary     Cash-out Refinance        Rapid          80.00       79.93
6585102020       IL      60614       Condominimum      Primary          Purchase             Rapid          65.63       65.63
6585156778       CA      94114       Condominimum      Primary          Refinance        All Ready Home     43.47       43.47
6589061784       CA      94123       Condominimum      Primary          Purchase             Rapid          38.64       38.64
6590569429       CA      94112      Single Family      Primary          Purchase             Rapid          79.90       79.90
6591873457       PA      19010      Single Family      Primary          Purchase            Standard        70.00       69.94
6592685819       CA      94303      Single Family      Primary     Cash-out Refinance       Standard        58.94       58.94
6597838520       CA      94539           PUD           Primary          Refinance            Rapid          53.17       53.09
6598511720       CA      95148      Single Family      Primary          Refinance        All Ready Home     41.35       41.35
6598813100       CA      90807      Single Family      Primary          Refinance            Rapid          75.85       75.79
6599356448       CA      94568      Single Family      Primary     Cash-out Refinance       Standard        66.66       66.66
6604500634       VA      22039           PUD           Primary          Purchase            Standard        73.50       73.50
6605984704       CA      92127           PUD           Primary     Cash-out Refinance        Rapid          63.50       63.50
6606888755       CA      95404      Single Family      Primary          Purchase             Rapid          80.00       80.00
6607631063       CA      94706      Single Family      Primary          Refinance            Rapid          68.33       68.33
6607922736       CA      92130           PUD           Primary          Refinance            Rapid          61.88       61.88
6608128481       VA      22039           PUD           Primary          Purchase             Rapid          79.99       79.99
6610380005       CA      95035      Single Family      Primary          Purchase            Standard        75.00       75.00
6610479872       GA      30022           PUD           Primary          Purchase            Standard        80.00       80.00
6610676774       CA      95119      Single Family      Primary          Purchase             Rapid          74.13       74.07
6610753052       CA      91344      Single Family      Primary          Refinance        All Ready Home     67.67       67.67
6611159408       CA      90291      Single Family      Primary          Purchase             Rapid          80.00       80.00
6613059234       CA      94305      Single Family      Primary          Refinance           Standard        43.91       43.91
6614932447       CA      94550      Single Family      Primary          Refinance            Rapid          69.17       69.17
6618044942       CA      94502           PUD           Primary     Cash-out Refinance       Standard        56.58       56.58
6618480468       SC      29464           PUD           Primary          Purchase            Standard        80.00       80.00
6618795451       VA      22902      Single Family      Primary          Refinance            Rapid          79.89       79.89
6618853383       GA      30327      Single Family      Primary          Purchase             Rapid          80.00       79.93
6619517102       CA      91311      Single Family      Primary          Purchase             Rapid          80.00       79.94
6626855982       FL      32082           PUD           Primary          Purchase             Rapid          80.00       80.00
6628217728       CA      93023      Single Family      Primary          Refinance           Standard        64.70       64.70
6631508329       FL      34145     High-Rise Condo    Secondary         Refinance            Rapid          52.39       52.39
6632030679       CA      94062      Single Family      Primary     Cash-out Refinance        Rapid          38.82       38.82
6632281660       CA      92024        Two Family       Primary          Purchase            Standard        64.97       64.97
6632867492       CA      90720      Single Family      Primary          Refinance            Rapid          73.88       73.88
6635771246       VA      22903           PUD           Primary          Purchase             Rapid          90.00       90.00
6636922327       CA      94087      Single Family      Primary          Refinance            Rapid          59.17       59.17
6644373497       VA      23664           PUD           Primary     Cash-out Refinance        Rapid          67.43       67.43
6648056965       CA      94568           PUD           Primary     Cash-out Refinance        Rapid          58.82       58.82
6648420229       NY      11375      Single Family      Primary          Purchase             Rapid          70.10       70.10
6649369482       CO      80540      Single Family      Primary          Purchase             Rapid          69.31       69.31
6649439970       MD      21666           PUD           Primary          Purchase             Rapid          80.00       80.00
6650087429       WA      98038      Single Family      Primary          Purchase            Standard        75.00       75.00
6651781780       CA      95492      Single Family      Primary          Purchase             Rapid          79.81       79.81
6651867589       CA      94025      Single Family      Primary          Purchase             Rapid          68.14       68.14
6652537355       CA      90278       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6655362082       MD      20854           PUD           Primary          Purchase            Standard        80.00       80.00
6655908975       CA      94089      Single Family      Primary          Refinance           Standard        74.19       74.19
6657431216       CA      95124      Single Family      Primary          Purchase             Rapid          80.00       80.00
6658103046       CA      95112      Single Family      Primary     Cash-out Refinance       Standard        80.00       80.00
6659262312       VA      22101      Single Family      Primary          Purchase             Rapid          80.00       79.93
6659430034       CA      92780      Single Family      Primary          Purchase             Rapid          70.70       70.70
6659469008       CA      95120           PUD           Primary          Refinance            Rapid          66.93       66.88
6660252864       CA      94303      Single Family      Primary     Cash-out Refinance       Standard        80.00       80.00
6663844295       NM      87501      Single Family      Primary          Purchase             Rapid          80.00       80.00
6665838675       AZ      85748      Single Family      Primary     Cash-out Refinance       Standard        43.63       43.63
6666899809       FL      33547      Single Family      Primary          Purchase             Rapid          80.00       80.00
6668025213       SC      29401      Single Family      Primary          Purchase             Rapid          70.00       70.00
6669236629       CA      90802       Condominimum      Primary          Purchase             Rapid          79.87       79.87
6671008248       VA      22207      Single Family      Primary          Purchase             Rapid          80.00       79.93
6673281934       CA      94523      Single Family      Primary     Cash-out Refinance       Standard        77.77       77.77
6673959521       VA      22039           PUD           Primary          Purchase             Rapid          80.00       80.00
6675261785       CA      94122      Single Family      Primary          Purchase            Standard        80.00       80.00
6675350836       CA      92109       Condominimum      Primary          Purchase            Standard        80.00       80.00
6676033365       CA      90066      Single Family      Primary          Refinance            Rapid          45.14       45.14
6678167799       CA      94109       Condominimum      Primary          Refinance           Standard        74.93       74.93
6678749844       CA      94904      Single Family      Primary     Cash-out Refinance        Rapid          70.00       70.00
6680135586       CA      94568           PUD           Investor         Refinance           Standard        48.84       48.84
6680453252       CA      94602           PUD           Primary          Purchase            Standard        80.00       80.00
6680510184       OR      97034      Single Family      Primary          Purchase             Rapid          80.00       80.00
6684725911       IL      60614      Single Family      Primary          Refinance            Rapid          55.90       55.90
6687636065       CA      94558      Single Family      Primary          Refinance           Standard        75.45       75.39
6689680053       CA      95076      Single Family      Primary          Purchase             Rapid          80.00       80.00
6690214736       CA      94122        Two Family       Primary          Refinance           Standard        61.06       61.06
6690812877       CA      90505       Condominimum      Primary          Purchase            Standard        69.72       69.72
6691896333       CA      94952      Single Family      Primary     Cash-out Refinance        Rapid          50.00       49.96
6692797563       CA      92646       Four Family       Primary          Purchase            Standard        80.00       80.00
6695651072       CA      95120      Single Family      Primary     Cash-out Refinance       Standard        69.62       69.62
6696237541       TX      76022      Single Family      Primary          Refinance           Standard        80.00       80.00
6698516470       CA      90808      Single Family      Primary     Cash-out Refinance        Rapid          75.00       75.00
6699034770       CA      94558      Single Family      Primary     Cash-out Refinance       Standard        60.00       60.00
6701821743       MD      20912      Single Family      Primary          Purchase            Standard        80.00       80.00
6702389062       CA      90293      Single Family      Primary          Purchase            Standard        72.85       72.78
6705767231       CA      94301       Condominimum      Primary          Refinance            Rapid          72.00       72.00
6705895313       CA      94043      Single Family      Primary          Refinance            Rapid          80.00       80.00
6705953922       FL      33067      Single Family      Primary          Purchase            Standard        76.47       76.47
6705972526       CA      94547      Single Family      Primary     Cash-out Refinance       Standard        71.42       71.42
6710661064       CA      94403       Condominimum      Primary     Cash-out Refinance       Standard        80.00       80.00
6711569613       FL      33332           PUD           Primary          Purchase             Rapid          80.00       80.00
6713263868       CA      94706      Single Family      Primary          Purchase             Rapid          80.00       80.00
6716708612       SC      29401      Single Family      Primary          Purchase             Rapid          75.58       75.51
6718088336       CA      94517           PUD           Primary     Cash-out Refinance        Rapid          66.07       66.07
6719480177       SC      29401      Single Family      Primary          Refinance           Standard        60.14       60.14
6720295473       CA      95037           PUD           Investor         Refinance           Standard        28.96       28.96
6720984761       CA      91739           PUD           Primary          Purchase             Rapid          79.99       79.99
6722591333       CA      95066      Single Family      Primary          Purchase            Standard        47.36       47.36
6722608053       CA      94121      Single Family      Primary          Purchase            Standard        75.00       75.00
6723504608       CA      95124      Single Family      Primary          Refinance            Rapid          65.78       65.78
6723629652       CA      90620           PUD           Primary          Refinance            Rapid          78.65       78.65
6726979633       CA      92620      Single Family      Primary          Purchase             Rapid          80.00       79.93
6727914027       FL      33328           PUD           Primary          Purchase          Timesaver-1       80.00       80.00
6727971498       WA      98005      Single Family      Primary     Cash-out Refinance        Rapid          54.13       54.13
6728919835       CA      90503      Single Family      Primary     Cash-out Refinance       Standard        75.00       75.00
6733867565       FL      33019           PUD           Primary          Purchase            Standard        80.00       80.00
6734711069       CA      90046      Single Family      Primary          Refinance            Rapid          75.24       75.18
6735026798       CA      92253           PUD          Secondary         Purchase             Rapid          80.00       80.00
6735801604       CA      94703      Single Family      Primary          Purchase             Rapid          80.00       80.00
6736032464       AZ      85020      Single Family      Primary          Purchase            Standard        80.00       80.00
6736340156       CA      91207      Single Family      Primary          Refinance           Standard        69.09       69.04
6737090289       CA      94002      Single Family      Primary          Refinance            Rapid          45.61       45.61
6744150415       CA      93908      Single Family      Primary          Refinance            Rapid          71.06       71.06
6744712040       CA      94123       Condominimum      Primary          Purchase            Standard        56.04       56.04
6745837283       CA      94558      Single Family      Primary          Refinance           Standard        78.76       78.76
6747047345       CA      92887           PUD           Primary          Purchase             Rapid          80.00       80.00
6749123086       CA      95138      Single Family      Primary          Refinance           Standard        53.44       53.44
6750275544       CA      95127      Single Family      Primary          Purchase             Rapid          80.00       80.00
6752184173       TX      77005      Single Family      Primary          Purchase            Standard        80.00       80.00
6753295044       MD      20816      Single Family      Primary          Purchase             Rapid          53.88       53.88
6754852801       IL      60614       Condominimum      Primary          Purchase            Standard        80.00       79.94
6755553747       CA      95370      Single Family      Primary          Purchase             Rapid          80.00       80.00
6758740051       NC      27949      Single Family     Secondary         Purchase             Rapid          80.00       80.00
6758761388       NV      89121      Single Family      Primary          Purchase            Standard        95.00       95.00
6759332445       CA      94521           PUD           Primary          Purchase            Standard        79.99       79.99
6761557765       CA      95062           PUD           Primary     Cash-out Refinance       Standard        46.15       46.15
6761577854       CA      94533      Single Family      Primary          Refinance            Rapid          74.44       74.44
6764560162       CA      94611      Single Family      Primary          Purchase             Rapid          70.00       70.00
6765942765       CA      90266      Single Family      Primary          Purchase            Standard        68.49       68.49
6768856707       CA      94401        Two Family       Primary          Refinance            Rapid          62.11       62.11
6770173281       TN      37885      Single Family      Primary          Purchase             Rapid          75.00       75.00
6772466832       CA      95120      Single Family      Primary          Refinance           Standard        79.72       79.72
6774338914       TX      77539      Single Family      Primary          Purchase            Standard        80.00       80.00
6777888956       CA      94954      Single Family      Primary          Refinance            Rapid          79.86       79.86
6778620333       CA      94103       Condominimum      Primary          Purchase             Rapid          80.00       80.00
6779613444       KS      66202      Single Family      Primary     Cash-out Refinance       Standard        70.19       70.19
6781539629       FL      32708           PUD           Primary          Purchase            Standard        80.00       80.00
6787441606       CA      94061      Single Family      Primary          Refinance            Rapid          67.30       67.30
6788461397       TN      37027           PUD           Primary          Purchase             Rapid          52.54       52.54
6791039891       CA      91024      Single Family      Primary          Refinance           Standard        79.28       79.28
6792953017       CA      94030      Single Family      Primary          Refinance           Standard        50.00       50.00
6793476430       VA      22304           PUD           Primary          Refinance            Rapid          69.47       69.47
6795786778       CA      94563      Single Family      Primary          Purchase             Rapid          80.00       80.00
6802306511       CA      90623      Single Family      Primary          Purchase             Rapid          80.00       79.86
6802488046       CA      95003      Single Family      Primary     Cash-out Refinance        Rapid          65.00       65.00
6805128110       CA      95003      Single Family      Primary          Refinance        All Ready Home     26.00       26.00
6805661748       CA      94061           PUD           Primary     Cash-out Refinance        Rapid          53.57       53.57
6808776584       ID      83353       Condominimum     Secondary         Purchase            Standard        80.00       80.00
6808883174       NC      28209      Single Family      Primary          Purchase             Rapid          51.95       51.95
6810184231       VA      22304      Single Family      Primary          Purchase             Rapid          61.90       61.90
6810476074       VA      20143      Single Family      Primary          Refinance           Standard        75.10       75.10
6811504601       NC      28277           PUD           Primary          Purchase             Rapid          75.00       75.00
6811628822       CA      94611           PUD           Primary          Purchase             Rapid          80.00       80.00
6812487376       VA      22033           PUD           Primary     Cash-out Refinance       Standard        69.99       69.99
6813286777       CA      90803           PUD           Primary          Refinance            Rapid          45.45       45.45
6814084007       CA      95130      Single Family      Primary          Refinance            Rapid          79.35       79.35
6814705403       FL      33444      Single Family      Primary          Purchase             Rapid          80.00       80.00
6815531667       KS      66224           PUD           Primary          Purchase             Rapid          80.00       80.00
6816756982       CA      93953      Single Family      Primary          Purchase            Standard        69.99       69.99
6818590462       TX      77429           PUD           Primary          Purchase             Rapid          78.41       78.41
6819755205       VA      23456      Single Family      Primary     Cash-out Refinance        Rapid          75.00       75.00
6820502141       NC      28031      Single Family      Primary     Cash-out Refinance        Rapid          62.37       62.37
6821350367       CA      94559      Single Family      Primary          Purchase             Rapid          71.46       71.46
6823377962       TX      78063      Single Family      Primary          Refinance            Rapid          38.83       38.83
6825297267       CA      95116      Single Family      Primary          Purchase            Standard        80.00       80.00
6825745067       CA      94708      Single Family      Primary     Cash-out Refinance       Standard        61.53       61.53
6826395102       CA      92808           PUD           Primary     Cash-out Refinance        Rapid          80.00       80.00
6827662021       CA      95404      Single Family      Primary     Cash-out Refinance        Rapid          46.15       46.15
6828862653       CA      94002      Single Family      Primary     Cash-out Refinance       Standard        60.46       60.46
6830038334       GA      30328      Single Family      Primary          Purchase            Standard        90.00       90.00
6833076836       CA      94550      Single Family      Primary     Cash-out Refinance        Rapid          80.00       80.00
6833402164       CA      94903           PUD           Primary          Purchase             Rapid          80.00       80.00
6833515015       CA      90275      Single Family      Primary          Purchase             Rapid          80.00       80.00
6833913913       CA      94002      Single Family      Primary          Purchase             Rapid          75.00       75.00
6839998678       NH      03814      Single Family     Secondary         Refinance            Rapid          76.99       76.99
6845455341       NV      89423           PUD          Secondary         Purchase            Reduced         80.00       80.00
6845701165       HI      96816      Single Family      Primary          Refinance           Standard        75.68       75.68
6851733078       DC      20003      Single Family      Primary          Purchase            Standard        75.53       75.53
6852966669       VA      20175      Single Family      Primary          Purchase             Rapid          80.00       80.00
6853079827       DC      20016      Single Family      Primary     Cash-out Refinance        Rapid          46.83       46.83
6861163845       CA      95076      Single Family      Primary          Refinance           Standard        36.85       36.85
6863806649       NC      27455           PUD           Primary          Refinance            Rapid          70.00       70.00
6866680983       DC      20003      Single Family      Primary          Purchase            Standard        80.00       79.93
6871560022       GA      30319           PUD           Primary          Refinance            Rapid          75.85       75.85
6872098139       VA      22039           PUD           Primary          Refinance            Rapid          76.14       76.14
6874549758       NY      10463      Single Family      Primary          Purchase            Standard        90.00       90.00
6878171575       MD      20814      Single Family      Investor         Purchase             Rapid          70.00       70.00
6884445898       MD      20815      Single Family      Primary          Refinance           Standard        64.67       64.67
6884534550       DC      20015      Single Family      Primary          Purchase             Rapid          66.91       66.91
6888964043       GA      30062           PUD           Primary          Purchase             Rapid          80.00       80.00
6889954597       NY      11230      Single Family      Primary          Purchase             Rapid          90.00       90.00
6893478823       FL      33156      Single Family      Primary     Cash-out Refinance       Standard        53.75       53.75
6894443719       TX      78006           PUD           Primary          Purchase             Rapid          65.07       65.07
6903255203       CO      80302      Single Family      Primary          Refinance            Rapid          56.47       56.47
6907632100       NJ      07830      Single Family      Primary     Cash-out Refinance        Rapid          64.85       64.85
6907693250       GA      30327      Single Family      Primary          Refinance            Rapid          50.00       49.96
6908128611       NC      27927           PUD          Secondary         Purchase             Rapid          80.00       80.00
6908554816       DC      20008      Single Family      Primary          Purchase             Rapid          80.00       80.00
6908973529       WA      98125      Single Family      Primary          Purchase             Rapid          80.00       80.00
6909300763       NJ      07450      Single Family      Primary          Purchase            Standard        80.00       80.00
6915332289       VA      22309      Single Family      Primary          Purchase             Rapid          80.00       80.00
6924502021       SC      29401      Single Family      Primary     Cash-out Refinance       Standard        53.57       53.57
6925523596       CA      94010      Single Family      Primary     Cash-out Refinance       Standard        15.71       15.71
6925698067       GA      30345      Single Family      Primary          Refinance           Standard        75.00       75.00
6933749605       FL      34786           PUD           Primary          Refinance           Standard        80.00       80.00
6934122943       NV      89128           PUD           Primary          Purchase             Rapid          80.00       79.93
6937378021       VA      22209     High-Rise Condo     Primary          Purchase             Rapid          80.00       80.00
6938459366       FL      33572           PUD           Primary          Refinance            Rapid          76.33       76.33
6940678169       DC      20015      Single Family      Primary     Cash-out Refinance        Rapid          75.00       75.00
6941427988       MA      02184      Single Family      Primary          Refinance            Rapid          75.00       75.00
6941588003       CA      94952      Single Family      Primary          Refinance            Rapid          75.62       75.62
6942821478       CA      92861      Single Family      Primary          Purchase            Standard        80.00       80.00
6947308992       VA      22207      Single Family      Primary          Purchase             Rapid          80.00       80.00
6954168032       CA      90277      Single Family      Primary          Refinance        All Ready Home     46.15       46.11
6954832033       CA      94061      Single Family      Primary          Purchase             Rapid          80.00       80.00
6957432252       PA      17545      Single Family      Primary          Refinance           Reduced         72.72       72.72
6958052323       CA      95008      Single Family      Primary          Purchase             Rapid          55.86       55.86
6960067145       CA      95076      Single Family      Primary          Purchase            Standard        80.00       80.00
6961337612       NY      11764      Single Family      Primary     Cash-out Refinance       Standard        75.00       75.00
6961860753       CA      93065           PUD           Primary          Refinance           Standard        69.37       69.37
6962334873       CA      94040      Single Family      Primary     Cash-out Refinance       Standard        30.18       30.18
6968266459       NC      27514           PUD           Primary          Purchase            Standard        80.00       80.00
6977240503       CA      91356      Single Family      Primary     Cash-out Refinance       Standard        78.94       78.94
6977578381       VA      22066      Single Family      Primary          Purchase             Rapid          69.00       69.00
6982976851       TX      78759       Condominimum      Primary          Refinance           Standard        74.23       74.17
6988632581       MD      20850           PUD           Primary          Purchase            Standard        80.00       79.93
6991487056       CA      95125      Single Family      Primary          Refinance            Rapid          78.84       78.84
6992635364       PA      18966      Single Family      Primary          Purchase             Rapid          80.00       80.00
6993901518       SC      29681           PUD           Primary          Purchase             Rapid          90.00       90.00
6999724823       VA      22079           PUD           Primary          Refinance            Rapid          47.56       47.56



   LOAN        INTEREST         ORIGINAL     1ST PAYMENT         MATURITY      ORIG       MONTHLY            DUE         REMAIN
  NUMBER         RATE              PB           DATE               DATE        TERM         P&I              DATE         TERM
----------     -------          --------     ----------         ---------     ------      -------           -----     -----------
0028974327       7.750          340,400      20010801           20310701       360      2,438.67          20010901         358
0029208014       7.125          315,506      20010801           20310701       360      2,125.63          20010901         358
0029425618       7.500          375,000      20010701           20310601       360      2,622.05          20010901         357
0029464393       7.500          360,000      20010301           20310201       360      2,517.17          20010901         353
0029482973       7.125          424,500      20010601           20310501       360      2,859.94          20011001         356
0029547304       6.875          375,000      20010601           20310501       360      2,463.49          20010901         356
0029585882       7.500          378,900      20010701           20310601       360      2,649.32          20010901         357
0029591468       7.625          630,000      20010601           20310501       360      4,459.10          20010901         356
0029608577       7.750          334,850      20010801           20310701       360      2,398.91          20011001         358
0029622883       6.750          462,000      19990701           20290601       360      2,996.53          20010901         333
0029628765       7.250          360,000      20010601           20310301       358      2,461.63          20011001         354
0029664802       6.500          434,000      20010701           20310601       360      2,743.18          20011001         357
0029665114       7.500          361,850      20010701           20310601       360      2,530.11          20010901         357
0029665288       7.125          308,000      20010701           20310601       360      2,075.05          20011001         357
0029668001       7.250          355,600      20010701           20310601       360      2,425.82          20011001         357
0029672698       7.625          282,000      20010501           20310401       360      1,995.98          20010901         355
0029674033       7.125          325,600      20010801           20310701       360      2,193.63          20011001         358
0029674645       6.750          283,850      20010701           20310601       360      1,841.05          20010901         357
0029674678       7.250          350,000      20010801           20310701       360      2,387.62          20010901         358
0029678075       7.000          294,900      20010801           20310701       360      1,961.98          20010901         358
0029681459       7.250          308,800      20010701           20310601       360      2,106.57          20011001         357
0029681483       6.875          600,000      20010701           20310601       360      3,941.58          20011001         357
0029681996       7.375          475,000      20010701           20310601       360      3,280.71          20010901         357
0029683737       7.000          406,700      20010701           20310601       360      2,705.79          20010901         357
0029684073       7.250          375,000      20010801           20310701       360      2,558.17          20010901         358
0029684412       7.125          348,000      20010801           20310701       360      2,344.55          20010901         358
0029684966       7.125          500,000      20010801           20310701       360      3,368.59          20010901         358
0029685047       7.250          349,200      20010701           20310601       360      2,382.16          20010901         357
0029689650       7.000          346,350      20010701           20310601       360      2,304.28          20010901         357
0029690054       7.250          378,000      20010701           20310601       360      2,578.63          20010901         357
0029693017       7.000          342,000      20010701           20310601       360      2,275.33          20010901         357
0029693074       7.250          355,000      20010701           20310601       360      2,421.73          20010901         357
0029700127       7.250          498,000      20010501           20310401       360      3,397.24          20010901         355
0029706355       7.375          360,700      20010801           20310701       360      2,491.27          20011001         358
0029706959       7.250          468,000      20010701           20310601       360      3,192.58          20011001         357
0029707049       7.375          499,500      20010701           20310601       360      3,449.92          20010901         357
0029708138       7.250          375,000      20010801           20310701       360      2,558.16          20011001         358
0029708450       7.375          556,000      20010501           20310401       360      3,840.15          20010901         355
0029711363       7.375          336,000      20010901           20310801       360      2,320.67          20010901         359
0029711777       7.250          456,000      20010801           20310701       360      3,110.72          20010901         358
0029721263       7.250          313,950      20010801           20310701       360      2,141.69          20011001         358
0029721271       7.500          374,350      20010601           20310501       360      2,617.51          20010901         356
0029724267       7.250          359,000      20010501           20310401       360      2,449.01          20010901         355
0029725926       7.500          359,900      20010701           20310601       360      2,516.47          20010901         357
0029729225       7.625          521,400      20010801           20310701       360      3,690.44          20010901         358
0029730264       7.750          340,000      20010801           20310701       360      2,435.80          20010901         358
0029731379       8.250          468,000      20010501           20310401       360      3,515.93          20010901         355
0029731429       7.250          417,000      20010601           20310501       360      2,844.68          20010901         356
0029731619       7.250          461,000      20010501           20310401       360      3,144.84          20010901         355
0029733755       7.250          355,200      20010601           20310501       360      2,423.09          20010901         356
0029734712       7.375          333,000      20010601           20310501       360      2,299.95          20010901         356
0029735800       7.375          465,000      20010901           20310801       360      3,211.64          20010901         359
0029736642       7.375          472,000      20010901           20310801       360      3,259.99          20010901         359
0029736741       7.375          314,650      20010701           20310601       360      2,173.21          20010901         357
0029736766       7.625          340,000      20010801           20310701       360      2,406.50          20010901         358
0029740594       7.250          360,000      20010701           20310601       360      2,455.84          20010901         357
0029740610       7.375          400,000      20010801           20310701       360      2,762.71          20011001         358
0029742285       7.375          530,000      20010701           20310601       360      3,660.58          20010901         357
0029743994       7.625          400,000      20010901           20310801       360      2,831.17          20010901         359
0029745437       7.000          532,800      20010801           20310701       360      3,544.74          20010901         358
0029748241       7.375          297,500      20010801           20310701       360      2,054.76          20010901         358
0029748340       7.375          656,000      20010601           20310501       360      4,530.83          20010901         356
0029748498       7.375          288,000      20010601           20310501       360      1,989.15          20011001         356
0029748548       7.375          360,700      20010601           20310501       360      2,491.27          20010901         356
0029748746       7.500          332,000      20010701           20310601       360      2,321.40          20010901         357
0029748787       7.375          359,200      20010701           20310601       360      2,480.91          20010901         357
0029750148       7.250          371,164      20010701           20310601       360      2,532.00          20011001         357
0029750205       7.500          360,000      20010601           20310501       360      2,517.18          20010901         356
0029750247       7.500          424,000      20010601           20310501       360      2,964.67          20010901         356
0029750437       7.250          324,000      20010601           20310501       360      2,210.26          20010901         356
0029750890       7.375          492,000      20010701           20310601       360      3,398.13          20010901         357
0029751047       7.375          376,000      20010601           20310501       360      2,596.94          20011001         356
0029751187       7.500          344,000      20010601           20310501       360      2,405.30          20010901         356
0029751708       7.250          465,600      20010601           20310501       360      3,176.22          20010901         356
0029751807       7.625          440,000      20010901           20310801       360      3,114.30          20011001         359
0029751823       7.375          340,872      20010601           20310501       360      2,354.32          20010901         356
0029751856       7.500          434,600      20010601           20310501       360      3,038.79          20010901         356
0029751880       7.000          492,000      20010601           20310501       360      3,273.29          20010901         356
0029752581       6.875          592,800      20010701           20310601       360      3,894.27          20010901         357
0029752631       7.125          390,000      20010701           20310601       360      2,627.50          20011001         357
0029755311       7.625          405,950      20010801           20310701       360      2,873.29          20010901         358
0029755386       7.125          400,000      20010801           20310701       360      2,694.88          20010901         358
0029755394       7.375          372,000      20010801           20310701       360      2,569.31          20010901         358
0029755519       7.500          415,000      20010701           20310601       360      2,901.74          20010901         357
0029755568       7.375          500,000      20010801           20310701       360      3,453.38          20011001         358
0029755667       7.375          325,750      20010701           20310601       360      2,249.87          20011001         357
0029756509       7.250          650,000      20010901           20310801       360      4,434.15          20011001         359
0029758638       7.250          347,660      20010601           20310501       360      2,371.65          20010901         356
0029758778       7.375          518,400      20010601           20310501       360      3,580.46          20010901         356
0029758984       7.375          732,500      20010801           20310701       360      5,059.20          20011001         358
0029759404       7.125          348,000      20010601           20310501       360      2,344.54          20010901         356
0029759651       6.750          345,200      20010901           20310801       360      2,238.96          20010901         359
0029759693       7.250          385,600      20010801           20310701       360      2,630.47          20010901         358
0029760121       7.375          483,200      20010601           20310501       360      3,337.34          20010901         356
0029760196       7.375          375,000      20010601           20310501       360      2,590.03          20010901         356
0029760626       7.250          296,000      20010601           20310501       360      2,019.24          20010901         356
0029761723       7.250          520,000      20010701           20310601       360      3,547.32          20010901         357
0029761921       7.500          364,000      20010901           20210801       240      2,932.36          20010901         239
0029762408       7.625          540,000      20010801           20310701       360      3,822.09          20010901         358
0029763141       7.500          332,000      20010801           20310701       360      2,321.39          20010901         358
0029764529       7.250          438,000      20010601           20310501       360      2,987.94          20010901         356
0029764818       7.500          366,750      20010601           20310501       360      2,564.37          20010901         356
0029764867       6.875          343,200      20010601           20310501       360      2,254.58          20010901         356
0029764883       7.250          424,000      20010601           20310501       360      2,892.43          20010901         356
0029768900       7.250          316,000      20010701           20310601       360      2,155.68          20011001         357
0029768991       7.250          300,000      20010601           20310501       360      2,046.53          20010901         356
0029769007       7.000          343,000      20010701           20310601       360      2,281.99          20010901         357
0029771227       7.000          304,000      20010601           20310501       360      2,022.52          20010901         356
0029773918       7.875          288,000      20010501           20310401       360      2,088.20          20011001         355
0029773975       7.500          592,000      20010601           20310501       360      4,139.35          20010901         356
0029774312       7.500          344,000      20010601           20310501       360      2,405.30          20010901         356
0029774767       7.500          412,000      20010701           20310601       360      2,880.77          20010901         357
0029777679       7.250          335,500      20010701           20310601       360      2,288.71          20010901         357
0029777695       7.375          315,000      20010701           20310601       360      2,175.63          20011001         357
0029778263       7.250          406,000      20010601           20310501       360      2,769.64          20010901         356
0029779204       7.375          309,600      20010801           20310701       360      2,138.33          20010901         358
0029779246       7.625          439,200      20010801           20310701       360      3,108.63          20010901         358
0029779410       7.750          424,000      20010801           20310701       360      3,037.59          20011001         358
0029779436       6.875          520,000      20010701           20310601       360      3,416.03          20011001         357
0029780483       7.375          374,400      20010801           20310701       360      2,585.89          20011001         358
0029781390       7.750          324,800      20010801           20310701       360      2,326.91          20010901         358
0029781416       7.250          336,300      20010801           20310701       360      2,294.16          20010901         358
0029781432       7.375          317,052      20010701           20310601       360      2,189.80          20010901         357
0029781556       7.250          350,000      20010801           20310701       360      2,387.62          20010901         358
0029781564       7.250          301,500      20010801           20310701       360      2,056.77          20010901         358
0029781598       7.375          500,000      20010801           20310701       360      3,453.38          20010901         358
0029781606       7.250          387,000      20010801           20310701       360      2,640.03          20011001         358
0029781614       7.500          360,000      20010901           20310801       360      2,517.18          20011001         359
0029781622       7.625          284,800      20010801           20310701       360      2,015.80          20010901         358
0029781648       7.625          285,000      20010801           20310701       360      2,017.22          20010901         358
0029781655       7.500          365,500      20010801           20310701       360      2,555.63          20011001         358
0029781663       7.250          359,000      20010801           20310701       360      2,449.02          20010901         358
0029781671       7.750          332,000      20010801           20310701       360      2,378.49          20011001         358
0029781705       7.500          310,400      20010801           20310701       360      2,170.37          20010901         358
0029781754       7.625          356,720      20010801           20310701       360      2,524.85          20010901         358
0029781762       7.375          428,000      20010801           20310701       360      2,956.09          20010901         358
0029781770       7.250          337,600      20010801           20310701       360      2,303.03          20010901         358
0029781788       7.500          325,600      20010801           20310701       360      2,276.65          20011001         358
0029781796       7.375          380,000      20010801           20310701       360      2,624.57          20010901         358
0029781804       7.375          406,000      20010801           20310701       360      2,804.15          20010901         358
0029781812       7.375          288,900      20010801           20310701       360      1,995.37          20010901         358
0029781838       7.625          296,000      20010801           20310701       360      2,095.07          20010901         358
0029781853       7.625          316,800      20010801           20310701       360      2,242.30          20010901         358
0029781861       7.250          487,300      20010801           20310701       360      3,324.25          20010901         358
0029781879       7.500          312,000      20010801           20310701       360      2,181.55          20011001         358
0029781887       7.250          624,000      20010801           20310701       360      4,256.79          20010901         358
0029781895       7.500          376,000      20010801           20310701       360      2,629.05          20010901         358
0029782000       7.500          361,100      20010801           20310701       360      2,524.87          20011001         358
0029782018       7.500          312,850      20010801           20310701       360      2,187.50          20011001         358
0029782026       7.250          356,150      20010801           20310701       360      2,429.58          20011001         358
0029782034       7.625          414,200      20010801           20310701       360      2,931.69          20010901         358
0029782042       7.375          331,250      20010801           20310701       360      2,287.87          20010901         358
0029782059       7.375          408,800      20010801           20310701       360      2,823.49          20010901         358
0029782067       7.375          480,000      20010801           20310701       360      3,315.25          20011001         358
0029782075       7.500          296,000      20010801           20310701       360      2,069.68          20010901         358
0029782091       7.625          391,050      20010801           20310701       360      2,767.83          20010901         358
0029782109       7.250          330,350      20010801           20310701       360      2,253.57          20011001         358
0029782125       7.250          588,750      20010801           20310701       360      4,016.32          20010901         358
0029782166       7.375          390,000      20010801           20310701       360      2,693.64          20010901         358
0029782174       7.250          335,200      20010801           20310701       360      2,286.66          20011001         358
0029782224       7.375          355,200      20010801           20310701       360      2,453.28          20011001         358
0029782232       7.500          373,100      20010801           20310701       360      2,608.77          20010901         358
0029782240       7.375          340,000      20010801           20310701       360      2,348.30          20011001         358
0029782265       7.375          328,800      20010801           20310701       360      2,270.95          20010901         358
0029782315       7.125          339,105      20010801           20310701       360      2,284.62          20010901         358
0029782372       7.750          364,700      20010801           20310701       360      2,612.76          20011001         358
0029782414       7.500          348,000      20010801           20310701       360      2,433.27          20010901         358
0029782505       7.375          300,000      20010801           20310701       360      2,072.03          20010901         358
0029782513       7.375          376,000      20010801           20310701       360      2,596.94          20011001         358
0029782521       7.375          462,000      20010801           20310701       360      3,190.92          20011001         358
0029782539       7.375          371,900      20010701           20310601       360      2,568.63          20010901         357
0029782554       7.375          322,000      20010801           20310701       360      2,223.98          20011001         358
0029782562       7.500          441,000      20010801           20310701       360      3,083.54          20010901         358
0029782570       7.375          412,000      20010801           20310701       360      2,845.59          20010901         358
0029782588       7.500          348,000      20010801           20310701       360      2,433.27          20010901         358
0029782596       7.375          500,000      20010801           20310701       360      3,453.38          20011001         358
0029782620       7.250          322,000      20010801           20310701       360      2,196.61          20010901         358
0029782638       7.500          330,000      20010801           20310701       360      2,307.41          20010901         358
0029782646       7.625          388,000      20010701           20310601       360      2,746.24          20010901         357
0029782737       7.125          322,500      20010801           20310701       360      2,172.74          20011001         358
0029787009       7.375          413,900      20010801           20310701       360      2,858.70          20010901         358
0029787371       7.625          493,000      20010901           20310801       360      3,489.42          20010901         359
0099035362       7.750          334,000      20010601           20310501       360      2,392.82          20010901         356
0099046765       7.375          378,000      20010601           20310501       360      2,610.76          20010901         356
0099052730       6.875          284,800      20010701           20310601       360      1,870.93          20011001         357
0099053423       7.750          282,150      20010701           20310601       360      2,021.36          20010901         357
0099056806       7.000          310,900      20010801           20310701       360      2,068.43          20010901         358
0099057135       7.000          504,800      20010801           20310701       360      3,358.45          20011001         358
0099057796       6.875          423,200      20010801           20310701       360      2,780.12          20010901         358
0099057804       7.250          400,000      20010801           20310701       360      2,728.71          20010901         358
0099059420       7.125          300,000      20010801           20310701       360      2,021.16          20010901         358
0099061277       7.000          313,600      20010901           20310801       360      2,086.39          20011001         359
0099061525       7.000          331,700      20010801           20310701       360      2,206.81          20011001         358
0099062648       6.875          475,000      20010901           20310801       360      3,120.42          20011001         359
0099063984       7.875          420,000      20010801           20310701       360      3,045.29          20010901         358
0099066870       7.750          288,000      20010701           20310601       360      2,063.27          20010901         357
0099067258       7.125          589,850      20010901           20310801       360      3,973.93          20010901         359
0099067886       6.750          295,000      20010701           20310601       360      1,913.36          20010901         357
0099068496       7.625          327,900      20010901           20310801       360      2,320.86          20011001         359
0099068769       6.750          300,000      20010901           20310801       360      1,945.80          20011001         359
0099071045       6.750          422,900      20010801           20310701       360      2,742.92          20011001         358
0099071508       7.500          308,300      20010801           20310701       360      2,155.68          20010901         358
0099071573       7.500          430,500      20010801           20310701       360      3,010.12          20010901         358
0099072340       7.250          337,000      20010801           20310701       360      2,298.94          20011001         358
0099072480       7.375          328,300      20010901           20310801       360      2,267.49          20010901         359
0099072951       7.125          707,550      20010801           20310701       360      4,766.90          20010901         358
0099073025       7.000          332,500      20010801           20310701       360      2,212.13          20010901         358
0099073504       6.625          399,000      20010801           20310701       360      2,554.84          20010901         358
0099073710       7.125          392,620      20010801           20310701       360      2,645.15          20010901         358
0099074056       7.000          513,200      20010901           20310801       360      3,414.33          20011001         359
0099074148       7.000          367,200      20010901           20310801       360      2,442.99          20010901         359
0099074346       7.750          344,000      20010801           20310701       360      2,464.46          20010901         358
0099074411       7.125          393,000      20010801           20310701       360      2,647.71          20010901         358
0099074627       7.500          311,000      20010901           20310801       360      2,174.56          20011001         359
0099074791       7.500          338,000      20010801           20310701       360      2,363.35          20010901         358
0099075541       7.625          322,500      20010801           20310701       360      2,282.63          20010901         358
0099075582       7.375          397,500      20010801           20310701       360      2,745.43          20010901         358
0099075848       7.250          374,775      20010801           20310701       360      2,556.63          20010901         358
0099076796       7.375          351,200      20010801           20310701       360      2,425.65          20010901         358
0099076804       8.000          396,000      20010801           20310701       360      2,905.71          20010901         358
0099076903       6.875          359,950      20010801           20310701       360      2,364.62          20010901         358
0099079048       6.625          370,000      20010801           20310701       360      2,369.16          20010901         358
0099079378       7.625          650,000      20010801           20310701       360      4,600.66          20011001         358
0099079451       7.625          345,250      20010801           20310701       360      2,443.66          20011001         358
0099079758       7.625          296,000      20010801           20310701       360      2,095.07          20010901         358
0099079774       7.375          336,000      20010801           20310701       360      2,320.67          20010901         358
0099080376       7.250          617,350      20010901           20310801       360      4,211.42          20011001         359
0099080392       7.000          325,000      20010801           20310701       360      2,162.23          20010901         358
0099081184       7.250          294,900      20010901           20310801       360      2,011.74          20010901         359
0099084998       7.375          324,000      20010701           20310601       360      2,237.79          20011001         357
0099085318       7.250          348,000      20010801           20310701       360      2,373.97          20010901         358
0099085409       7.625          345,000      20010801           20310701       360      2,441.89          20010901         358
0099085540       7.250          328,000      20010801           20310701       360      2,237.54          20010901         358
0099085789       7.250          340,000      20010801           20310701       360      2,319.40          20011001         358
0099085821       7.250          313,350      20010801           20310701       360      2,137.60          20010901         358
0099085938       7.500          309,600      20010801           20310701       360      2,164.77          20010901         358
0099087645       7.125          281,920      20010701           20310601       360      1,899.35          20010901         357
0099087744       7.625          412,500      20010801           20310701       360      2,919.65          20010901         358
0099087876       7.125          470,000      20010701           20310601       360      3,166.48          20010901         357
0099088247       7.625          575,000      20010801           20310701       360      4,069.82          20010901         358
0099088270       7.250          325,000      20010901           20310801       360      2,217.08          20010901         359
0099089237       6.875          385,000      20010801           20310701       360      2,529.18          20010901         358
0099089260       7.375          425,000      20010801           20310701       360      2,935.37          20010901         358
0099089542       7.625          400,000      20010801           20310701       360      2,831.18          20010901         358
0099089765       7.500          506,500      20010901           20310801       360      3,541.53          20010901         359
0099091340       7.500          385,500      20010801           20310701       360      2,695.48          20010901         358
0099091423       7.500          380,000      20010801           20310701       360      2,657.02          20010901         358
0099091647       6.625          396,600      20010901           20310801       360      2,539.48          20010901         359
0099091704       7.000          317,650      20010901           20310801       360      2,113.34          20010901         359
0099092009       7.625          800,000      20010801           20310701       360      5,662.35          20010901         358
0099092017       7.000          336,300      20010801           20310701       360      2,237.41          20011001         358
0099092058       7.250          392,000      20010901           20310801       360      2,674.13          20010901         359
0099093320       7.000          351,100      20010801           20310701       360      2,335.88          20010901         358
0099093353       7.375          355,000      20010701           20310601       360      2,451.90          20010901         357
0099093734       7.375          384,000      20010801           20310701       360      2,652.19          20010901         358
0099093874       7.250          613,600      20010801           20310701       360      4,185.83          20010901         358
0099094138       6.750          366,450      20010801           20310701       360      2,376.79          20011001         358
0099094625       7.250          465,000      20010901           20310801       360      3,172.12          20010901         359
0099094930       7.250          302,900      20010901           20310801       360      2,066.31          20010901         359
0099095911       7.250          439,600      20010801           20310701       360      2,998.85          20010901         358
0099096273       7.000          410,000      20010901           20310801       360      2,727.75          20010901         359
0099096620       7.125          365,000      20010801           20310701       360      2,459.07          20010901         358
0099097081       7.000          334,800      20010901           20310801       360      2,227.43          20011001         359
0099097172       6.875          375,000      20010901           20310801       360      2,463.49          20010901         359
0099097313       7.500          459,000      20010801           20310701       360      3,209.40          20010901         358
0099097560       7.000          440,000      20010901           20310801       360      2,927.33          20011001         359
0099098071       7.000          588,000      20010801           20310701       360      3,911.98          20011001         358
0099098618       7.500          388,000      20010801           20310701       360      2,712.95          20010901         358
0099099202       6.875          312,000      20010801           20310701       360      2,049.62          20011001         358
0099099251       6.875          556,000      20010901           20310801       360      3,652.52          20011001         359
0099099343       7.500          439,000      20010801           20310701       360      3,069.56          20010901         358
0099099368       7.375          426,000      20010901           20310801       360      2,942.28          20010901         359
0099099384       7.625          550,000      20010801           20310701       360      3,892.87          20011001         358
0099100075       7.125          415,900      20010801           20310701       360      2,802.00          20010901         358
0099100232       7.125          352,000      20010901           20310801       360      2,371.49          20010901         359
0099100273       7.125          409,600      20010801           20310701       360      2,759.55          20010901         358
0099100448       7.375          421,100      20010901           20310801       360      2,908.43          20010901         359
0099100497       7.750          457,418      20010801           20310701       360      3,277.00          20010901         358
0099100943       7.625          748,000      20010801           20310701       360      5,294.30          20010901         358
0099101107       7.500          360,000      20010801           20310701       360      2,517.17          20010901         358
0099101149       7.875          343,000      20010901           20310801       360      2,486.99          20010901         359
0099101172       7.000          333,000      20010901           20310801       360      2,215.46          20010901         359
0099101180       7.125          375,000      20010901           20310801       360      2,526.45          20010901         359
0099101362       7.250          329,600      20010801           20310701       360      2,248.45          20010901         358
0099101552       7.750          364,800      20010901           20310801       360      2,613.47          20011001         359
0099101925       7.500          425,160      20010901           20310801       360      2,972.78          20011001         359
0099102923       7.250          408,000      20010801           20310701       360      2,783.28          20011001         358
0099103350       6.500          313,500      20010901           20310801       360      1,981.54          20010901         359
0099103368       7.500          350,000      20010901           20310801       360      2,447.26          20010901         359
0099103418       7.125          508,000      20010901           20310801       360      3,422.49          20011001         359
0099103483       7.500          435,000      20010901           20310801       360      3,041.59          20010901         359
0099104101       7.500          480,000      20010901           20310801       360      3,356.23          20010901         359
0099104135       7.125          532,760      20010901           20310801       360      3,589.30          20010901         359
0099104606       7.125          340,000      20010901           20310801       360      2,290.65          20011001         359
0099104614       6.875          361,000      20010901           20310801       360      2,371.52          20010901         359
0099104663       7.125          390,000      20010901           20310801       360      2,627.51          20011001         359
0099104747       6.875          350,000      20010901           20310801       360      2,299.26          20011001         359
0099104804       6.875          438,000      20010901           20310801       360      2,877.35          20011001         359
0099105595       7.250          368,000      20010901           20310801       360      2,510.41          20010901         359
0099105686       7.375          382,600      20010901           20310801       360      2,642.52          20010901         359
0099105801       7.750          358,800      20010901           20310801       360      2,570.49          20010901         359
0099105892       7.375          380,000      20010801           20310701       360      2,624.57          20010901         358
0099105942       7.250          318,750      20010801           20310701       360      2,174.44          20010901         358
0099106122       7.250          445,100      20010901           20310801       360      3,036.37          20010901         359
0099106254       7.750          402,400      20010401           20310301       360      2,882.84          20010901         354
0099106551       7.375          512,000      20010901           20310801       360      3,536.26          20010901         359
0099106718       7.000          352,500      20010901           20310801       360      2,345.19          20011001         359
0099106734       7.625          319,200      20010801           20310701       360      2,259.28          20010901         358
0099107294       7.500          321,000      20010901           20310801       360      2,244.48          20010901         359
0099107310       7.750          306,000      20010801           20310701       360      2,192.23          20010901         358
0099107344       7.125          468,650      20010801           20310701       360      3,157.39          20010901         358
0099107633       7.625          364,000      20010901           20310801       360      2,576.37          20011001         359
0099108169       7.375          500,000      20010901           20310801       360      3,453.38          20011001         359
0099108367       6.875          303,000      20010901           20310801       360      1,990.50          20010901         359
0099108490       7.500          350,000      20010801           20310701       360      2,447.26          20010901         358
0099108516       7.125          355,000      20010901           20310801       360      2,391.70          20011001         359
0099108730       7.000          392,400      20010801           20310701       360      2,610.65          20010901         358
0099109480       6.750          396,000      20010901           20310801       360      2,568.45          20010901         359
0099109498       6.625          292,000      20010901           20310801       360      1,869.71          20010901         359
0099109548       7.375          355,000      20010901           20310801       360      2,451.90          20010901         359
0099109662       7.125          351,600      20010901           20310801       360      2,368.79          20010901         359
0099109787       7.250          416,800      20010801           20310701       360      2,843.31          20011001         358
0099110009       7.875          342,850      20010801           20310701       360      2,485.90          20010901         358
0099110025       7.125          320,827      20010901           20310801       360      2,161.47          20010901         359
0099110140       7.375          457,000      20010901           20310801       360      3,156.39          20010901         359
0099110165       7.625          336,000      20010901           20310801       360      2,378.19          20011001         359
0099110520       7.500          325,600      20010701           20310601       360      2,276.65          20010901         357
0099110579       7.250          473,700      20010801           20310701       360      3,231.47          20011001         358
0099110751       6.625          999,950      20010901           20310801       360      6,402.79          20011001         359
0099111171       7.000          404,665      20010801           20310701       360      2,692.25          20011001         358
0099111205       7.500          464,000      20010801           20310701       360      3,244.36          20011001         358
0099111213       7.625          465,600      20010901           20310801       360      3,295.49          20011001         359
0099111650       7.625          337,500      20010901           20310801       360      2,388.81          20010901         359
0099112492       7.375          356,850      20010801           20310701       360      2,464.67          20010901         358
0099112534       7.125          372,550      20010801           20310701       360      2,509.94          20010901         358
0099113516       7.500          505,000      20010901           20310801       360      3,531.03          20011001         359
0099113599       7.000          345,000      20010901           20310801       360      2,295.30          20010901         359
0099114399       7.125          333,600      20010901           20310801       360      2,247.52          20011001         359
0099114894       7.625          383,500      20010801           20310701       360      2,714.39          20010901         358
0099115933       7.500          335,000      20010801           20310701       360      2,342.37          20010901         358
0099116063       7.500          525,000      20010901           20310801       360      3,670.88          20011001         359
0099117327       7.000          333,000      20010901           20310801       360      2,215.46          20011001         359
0099117640       6.875          329,000      20010901           20310801       360      2,161.30          20010901         359
0099118036       7.625          360,000      20010801           20310701       360      2,548.06          20011001         358
0099118077       7.375          400,000      20010901           20310801       360      2,762.71          20010901         359
0099118218       7.375          470,500      20010901           20310801       360      3,249.63          20010901         359
0099118911       7.625          350,000      20010601           20310501       360      2,477.28          20010901         356
0099119026       7.250          375,000      20010901           20310801       360      2,558.17          20010901         359
0099119067       7.875          308,700      20010901           20310801       360      2,238.29          20010901         359
0099119299       7.500          400,000      20010801           20310701       360      2,796.86          20010901         358
0099119778       7.500          599,925      20010901           20310801       360      4,194.77          20010901         359
0099119810       8.000          440,000      20010901           20310801       360      3,228.56          20010901         359
0099120735       7.500          425,600      20010901           20310801       360      2,975.86          20010901         359
0099121212       7.500          312,500      20010901           20310801       360      2,185.05          20010901         359
0099121295       7.875          308,000      20010901           20310801       360      2,233.21          20011001         359
0099121592       7.250          295,150      20010901           20310801       360      2,013.44          20010901         359
0099121717       7.375          392,562      20010901           20310801       360      2,711.33          20010901         359
0099122020       7.500          470,000      20010901           20310801       360      3,286.31          20010901         359
0099122954       7.125          428,000      20010901           20310801       360      2,883.52          20011001         359
0099123655       7.250          488,000      20010801           20310701       360      3,329.02          20010901         358
0099123747       7.250          375,000      20010901           20310801       360      2,558.16          20010901         359
0099124786       7.125          473,750      20010901           20310801       360      3,191.74          20010901         359
0099125395       7.500          336,140      20010901           20310801       360      2,350.34          20010901         359
0099126435       7.875          352,000      20010901           20310801       360      2,552.24          20010901         359
0099127193       7.375          575,000      20010901           20310801       360      3,971.38          20010901         359
0099128548       7.625          340,000      20010901           20310801       360      2,406.50          20010901         359
0099128563       7.500          470,000      20010901           20310801       360      3,286.31          20010901         359
0099128738       7.250          498,400      20010901           20310801       360      3,399.97          20011001         359
0099129967       7.500          346,000      20010901           20310801       360      2,419.28          20010901         359
0099130429       7.375          427,500      20010901           20310801       360      2,952.64          20011001         359
0099131096       7.375          476,165      20010901           20310801       360      3,288.75          20010901         359
0099132326       7.250          452,000      20010901           20310801       360      3,083.44          20010901         359
0099135030       7.375          380,000      20010901           20310801       360      2,624.57          20010901         359
0099140675       7.510          322,400      20010801           20310701       360      2,256.48          20010901         358
0099141061       7.250          291,600      20010901           20310801       360      1,989.23          20010901         359
0099144875       7.125          409,200      20010901           20310801       360      2,756.86          20010901         359
0099145245       7.500          345,000      20010901           20310801       360      2,412.29          20011001         359
0099151201       7.125          298,300      20010801           20310701       360      2,009.71          20010901         358
6000499308       7.125          458,000      20010901           20310801       360      3,085.64          20010901         359
6000995867       7.375          277,173      20010901           20310801       360      1,914.37          20010901         359
6001082038       6.625          500,000      20010901           20310801       360      3,201.56          20011001         359
6003041958       7.250          396,000      20010901           20310801       360      2,701.42          20010901         359
6003986897       7.375          370,800      20010901           20310801       360      2,561.03          20010901         359
6005347486       7.625          345,000      20010901           20310801       360      2,441.89          20010901         359
6005353708       7.875          375,900      20010901           20310801       360      2,725.54          20010901         359
6008155332       7.500          300,000      20010901           20310801       360      2,097.65          20010901         359
6012502966       7.125          315,000      20010901           20310801       360      2,122.22          20010901         359
6014244674       7.625          332,000      20010901           20310801       360      2,349.88          20010901         359
6014500083       7.250          468,950      20010901           20310801       360      3,199.07          20010901         359
6016400795       7.000          700,000      20010901           20310801       360      4,657.12          20010901         359
6017896256       7.125          584,000      20010901           20310801       360      3,934.52          20010901         359
6018618105       7.375          417,500      20010901           20310801       360      2,883.57          20010901         359
6019046389       7.500          400,000      20010901           20310801       360      2,796.86          20010901         359
6019086237       6.750          410,000      20010901           20310801       360      2,659.26          20010901         359
6022397654       7.000          328,000      20010901           20310801       360      2,182.20          20010901         359
6022986274       6.625          292,000      20011001           20310901       360      1,869.71          20011001         360
6023854646       7.375          370,000      20011001           20310901       360      2,555.50          20011001         360
6026638251       7.250          650,000      20010901           20310801       360      4,434.15          20010901         359
6026926755       7.125          344,000      20010901           20310801       360      2,317.60          20011001         359
6027295986       7.250          360,000      20010901           20310801       360      2,455.84          20010901         359
6031234179       7.375          396,000      20010901           20310801       360      2,735.08          20010901         359
6031600718       7.250          353,600      20010901           20310801       360      2,412.18          20010901         359
6031851519       7.250          324,700      20010901           20310801       360      2,215.03          20010901         359
6033895837       7.000          400,000      20010901           20310801       360      2,661.22          20010901         359
6035803011       7.125          440,000      20010901           20310801       360      2,964.37          20010901         359
6037453534       6.875          368,400      20011001           20310901       360      2,420.13          20011001         360
6040445279       7.250          364,000      20011001           20310901       360      2,483.13          20011001         360
6040789403       7.250          893,000      20010901           20310801       360      6,091.84          20010901         359
6041025286       6.875          594,400      20010701           20310601       360      3,904.79          20011001         357
6044557780       7.375          658,000      20010901           20310801       360      4,544.65          20010901         359
6046818743       7.250          332,000      20010901           20310801       360      2,264.83          20010901         359
6050700399       7.375          380,000      20011001           20310901       360      2,624.57          20011001         360
6053091119       7.875          456,000      20010901           20310801       360      3,306.32          20010901         359
6054113698       7.125          447,000      20010901           20310801       360      3,011.53          20010901         359
6054379539       7.125          288,000      20010901           20310801       360      1,940.31          20010901         359
6056477927       7.500          354,240      20010901           20310801       360      2,476.90          20011001         359
6057565498       6.875          650,000      20010901           20310801       360      4,270.04          20010901         359
6058358117       7.250          368,000      20010901           20310801       360      2,510.41          20010901         359
6058962116       7.000          476,000      20010901           20310801       360      3,166.85          20010901         359
6060218531       7.375          345,000      20010901           20310801       360      2,382.83          20010901         359
6061083488       7.375          361,000      20010901           20310801       360      2,493.34          20011001         359
6062540692       7.000          650,000      20010901           20310801       360      4,324.47          20010901         359
6062611444       7.375          300,000      20010901           20310801       360      2,072.03          20010901         359
6062714180       7.000          650,000      20010701           20310601       360      4,324.47          20010901         357
6062821126       7.500          388,000      20010901           20310801       360      2,712.96          20010901         359
6064029843       7.500          287,200      20010901           20310801       360      2,008.15          20010901         359
6065995695       7.250          397,000      20010901           20310801       360      2,708.24          20010901         359
6066601334       7.375          396,200      20010901           20310801       360      2,736.46          20010901         359
6067296456       7.625          498,000      20010901           20310801       360      3,524.82          20010901         359
6070110421       7.375          350,000      20010901           20310801       360      2,417.37          20010901         359
6071905589       7.750          302,250      20010901           20310801       360      2,165.36          20010901         359
6072400838       7.250          750,000      20011001           20310901       360      5,116.33          20011001         360
6073946706       7.250          354,000      20010901           20310801       360      2,414.91          20010901         359
6074100832       7.500          302,000      20010901           20310801       360      2,111.63          20010901         359
6077106349       7.000          325,000      20010901           20310801       360      2,162.24          20010901         359
6079486772       6.625          427,500      20010901           20310801       360      2,737.33          20010901         359
6080683052       7.625          750,000      20010901           20310801       360      5,308.46          20010901         359
6082418036       7.500          960,000      20010901           20310801       360      6,712.46          20010901         359
6082542892       7.000          600,000      20010901           20310801       360      3,991.82          20010901         359
6083366887       7.250          628,800      20010901           20310801       360      4,289.53          20010901         359
6083850120       7.500          400,000      20010901           20310801       360      2,796.86          20010901         359
6084640157       6.875          588,750      20010901           20310801       360      3,867.67          20010901         359
6084674826       7.000          338,000      20010901           20310801       360      2,248.73          20010901         359
6084927125       7.000          331,000      20010901           20310801       360      2,202.16          20010901         359
6085561279       7.500          341,600      20010901           20310801       360      2,388.52          20010901         359
6086872964       7.250          312,000      20010901           20310801       360      2,128.40          20010901         359
6087191570       7.000          373,200      20011001           20310901       360      2,482.91          20011001         360
6087582661       7.125          535,000      20010901           20310801       360      3,604.40          20011001         359
6089139304       7.250          305,000      20010901           20310801       360      2,080.64          20010901         359
6090230365       6.875          618,000      20010901           20310801       360      4,059.82          20010901         359
6091286648       7.500          450,000      20010901           20310801       360      3,146.47          20010901         359
6096198814       7.375          410,000      20011001           20310901       360      2,831.77          20011001         360
6096930984       7.000          352,000      20010901           20310801       360      2,341.87          20010901         359
6096974826       7.375          319,000      20010901           20310801       360      2,203.26          20010901         359
6098239939       7.000          360,000      20010901           20310801       360      2,395.09          20010901         359
6098821975       7.000          470,000      20011001           20310901       360      3,126.93          20011001         360
6099925684       7.500          650,000      20010901           20310801       360      4,544.90          20010901         359
6101316492       7.875          745,000      20010901           20310801       360      5,401.77          20011001         359
6102542559       7.250          400,000      20010901           20310801       360      2,728.71          20011001         359
6102827455       7.375          311,000      20010901           20310801       360      2,148.00          20010901         359
6102920599       7.625          371,600      20010801           20310701       360      2,630.17          20011101         358
6104666299       7.000          430,000      20010901           20310801       360      2,860.81          20010901         359
6106184556       7.375          420,000      20010901           20310801       360      2,900.84          20011001         359
6106546614       7.250          399,000      20010901           20310801       360      2,721.89          20010901         359
6107531425       7.750          510,000      20010901           20310801       360      3,653.71          20010901         359
6107968718       7.250          627,200      20010901           20310801       360      4,278.61          20010901         359
6108067049       7.500          328,000      20010901           20310801       360      2,293.43          20011001         359
6108725661       7.000          400,000      20010901           20310801       360      2,661.22          20010901         359
6110769939       6.875          389,000      20010901           20310801       360      2,555.46          20011001         359
6110935019       6.625          600,000      20010901           20310801       360      3,841.87          20010901         359
6110960272       7.250          473,600      20011001           20310901       360      3,230.79          20011001         360
6113784521       7.250          404,100      20010901           20310801       360      2,756.68          20010901         359
6116188621       7.375          440,000      20010901           20310801       360      3,038.98          20010901         359
6117055993       6.875          428,000      20010901           20310801       360      2,811.66          20010901         359
6117622198       6.875          490,000      20010901           20310801       360      3,218.96          20010901         359
6117706421       7.875          320,000      20010901           20310801       360      2,320.23          20011001         359
6117734753       7.375          650,000      20010901           20310801       360      4,489.39          20011001         359
6118431458       7.500          440,000      20010901           20310801       360      3,076.55          20010901         359
6120395741       7.625          300,000      20011001           20310901       360      2,123.39          20011001         360
6120398695       7.500          324,000      20010901           20310801       360      2,265.46          20010901         359
6121043423       7.125          650,000      20010801           20310701       360      4,379.18          20010901         358
6121088105       7.250          488,657      20010901           20310801       360      3,333.51          20010901         359
6121301227       7.250          349,000      20010901           20310801       360      2,380.80          20010901         359
6123108471       7.250          297,000      20010901           20310801       360      2,026.07          20010901         359
6125206125       7.125          440,000      20010901           20310801       360      2,964.37          20010901         359
6125783115       7.000          476,000      20010901           20310801       360      3,166.85          20010901         359
6126321055       7.250          608,000      20010901           20310801       360      4,147.64          20011001         359
6130040311       7.250          335,000      20011001           20310901       360      2,285.30          20011001         360
6134138962       7.125          397,650      20010901           20310801       360      2,679.05          20010901         359
6135369962       7.375          480,000      20010801           20310701       360      3,315.25          20010901         358
6137552334       8.000          400,000      20010901           20310801       360      2,935.06          20010901         359
6142270013       7.500          345,000      20010901           20310801       360      2,412.30          20010901         359
6142631875       7.375          440,000      20010901           20310801       360      3,038.98          20010901         359
6144387245       7.375          444,000      20010901           20310801       360      3,066.60          20010901         359
6144924021       7.500          410,400      20010901           20310801       360      2,869.58          20011001         359
6145758634       7.375          416,500      20010901           20310801       360      2,876.67          20010901         359
6148962878       7.000          625,000      20010901           20310801       360      4,158.15          20010901         359
6149006014       7.250          378,500      20010901           20310801       360      2,582.04          20010901         359
6150942016       7.000          438,000      20010901           20310801       360      2,914.03          20010901         359
6154777111       7.750          480,000      20010901           20310801       360      3,438.78          20010901         359
6159000592       7.375          360,000      20010901           20310801       360      2,486.44          20010901         359
6159338281       7.250          360,000      20010901           20310801       360      2,455.84          20010901         359
6160176068       7.250          304,000      20010901           20310801       360      2,073.82          20010901         359
6164424225       6.750          316,000      20011001           20310901       360      2,049.58          20011001         360
6165478535       7.000          392,000      20010901           20310801       360      2,607.99          20010901         359
6167318317       7.375          337,600      20010901           20310801       360      2,331.72          20010901         359
6168374657       7.500          514,000      20010701           20310601       360      3,593.97          20010901         357
6168576905       7.375          360,000      20010901           20310801       360      2,486.44          20010901         359
6168625389       7.125          528,000      20010901           20310801       360      3,557.24          20010901         359
6168810296       7.500          400,000      20010901           20310801       360      2,796.86          20010901         359
6169015515       7.250          511,200      20010901           20310801       360      3,487.29          20010901         359
6171150755       7.125          397,720      20010901           20310801       360      2,679.52          20010901         359
6174647484       7.375          356,000      20010901           20310801       360      2,458.81          20010901         359
6177930960       7.375          650,000      20010901           20310801       360      4,489.39          20010901         359
6178613367       7.500          342,500      20010901           20310801       360      2,394.81          20010901         359
6179721888       7.500          356,250      20010901           20310801       360      2,490.96          20010901         359
6179880510       7.625          380,000      20010901           20310801       360      2,689.62          20010901         359
6181241198       6.875          389,792      20010901           20310801       360      2,560.66          20010901         359
6183854964       7.000          450,000      20010901           20310801       360      2,993.87          20010901         359
6186305444       7.125          438,035      20010901           20310801       360      2,951.13          20010901         359
6187360620       7.000          450,000      20010901           20310801       360      2,993.87          20010901         359
6188775560       7.500          375,000      20010901           20310801       360      2,622.06          20010901         359
6189058651       7.125          347,000      20010901           20310801       360      2,337.81          20010901         359
6193238638       7.375          400,000      20010901           20310801       360      2,762.71          20010901         359
6196003146       7.125          650,000      20010901           20310801       360      4,379.18          20010901         359
6196579517       7.500          344,000      20010901           20310801       360      2,405.30          20010901         359
6197287169       7.375          476,000      20010901           20310801       360      3,287.62          20011001         359
6199478485       6.750          466,000      20010901           20310801       360      3,022.47          20010901         359
6199619922       7.375          500,000      20010901           20310801       360      3,453.38          20010901         359
6201139877       7.250          732,949      20011001           20310901       360      5,000.01          20011001         360
6203909624       7.250          450,000      20010901           20310801       360      3,069.80          20011001         359
6204217738       7.625          492,000      20010901           20310801       360      3,482.35          20010901         359
6205531814       7.250          377,900      20010901           20310801       360      2,577.95          20010901         359
6209837530       7.125          328,000      20010901           20310801       360      2,209.80          20010901         359
6212970237       6.625          425,000      20010901           20310801       360      2,721.33          20010901         359
6215960292       7.250          564,000      20010901           20310801       360      3,847.48          20010901         359
6217113908       7.125          360,000      20010901           20310801       360      2,425.39          20010901         359
6219262687       7.375          650,000      20010901           20310801       360      4,489.39          20010901         359
6219815120       7.000          356,000      20010901           20310801       360      2,368.48          20010901         359
6220179185       7.250          881,250      20010901           20310801       360      6,011.68          20010901         359
6221657783       7.500          335,000      20010901           20310801       360      2,342.37          20010901         359
6222052224       7.875          400,000      20010901           20310801       360      2,900.28          20010901         359
6222436542       7.375          327,000      20010901           20310801       360      2,258.51          20010901         359
6223730919       7.000          400,000      20011001           20310901       360      2,661.22          20011001         360
6227469738       7.250          348,000      20010901           20310801       360      2,373.98          20010901         359
6228190812       6.875          314,000      20010901           20310801       360      2,062.76          20010901         359
6229463143       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6230865989       7.125          319,500      20010901           20310801       360      2,152.54          20010901         359
6231562882       7.125          440,000      20010901           20310801       360      2,964.37          20010901         359
6231623072       7.250          336,000      20010901           20310801       360      2,292.12          20010901         359
6232871381       6.875          500,000      20010901           20310801       360      3,284.65          20010901         359
6233232310       7.125          326,400      20010901           20310801       360      2,199.02          20010901         359
6236302623       7.500          378,500      20010901           20310801       360      2,646.53          20010901         359
6236624653       7.125          510,000      20010901           20310801       360      3,435.97          20010901         359
6240789302       7.375          324,000      20010901           20310801       360      2,237.79          20010901         359
6241406401       7.250          540,000      20010901           20310801       360      3,683.76          20010901         359
6243380620       7.375          371,000      20011001           20310901       360      2,562.41          20011001         360
6245028607       7.125          399,200      20010901           20310801       360      2,689.49          20010901         359
6250692180       7.375          764,000      20010901           20310801       360      5,276.76          20010901         359
6252147647       7.250          401,250      20010901           20310801       360      2,737.24          20010901         359
6255419860       7.625          411,000      20010901           20310801       360      2,909.04          20010901         359
6256245793       7.250          620,000      20010901           20310801       360      4,229.50          20010901         359
6257611001       7.125          395,600      20010901           20310801       360      2,665.24          20010901         359
6260752701       7.250          761,250      20010901           20310801       360      5,193.07          20010901         359
6261118480       7.000          332,860      20011001           20310901       360      2,214.53          20011001         360
6261885542       7.125          400,000      20010901           20310801       360      2,694.88          20010901         359
6262005314       6.500          750,000      20011001           20310901       360      4,740.52          20011001         360
6270489252       6.875          364,000      20010901           20310801       360      2,391.23          20010901         359
6271322346       7.125          300,000      20010901           20310801       360      2,021.16          20011001         359
6271724517       8.000          431,250      20010801           20310701       360      3,164.36          20011001         358
6273686987       7.000          361,000      20011001           20310901       360      2,401.75          20011001         360
6274344867       7.750          650,000      20010901           20310801       360      4,656.68          20010901         359
6274353231       7.250          375,000      20010901           20310801       360      2,558.17          20010901         359
6274403747       7.625          396,000      20010901           20310801       360      2,802.87          20010901         359
6276435234       7.000          600,000      20010901           20310801       360      3,991.82          20010901         359
6279193087       7.250          328,000      20010901           20310801       360      2,237.54          20010901         359
6283279104       7.250          370,000      20010901           20310801       360      2,524.06          20010901         359
6287519463       7.375          428,000      20010901           20310801       360      2,956.09          20010901         359
6288945659       7.625          455,650      20010901           20310801       360      3,225.07          20010901         359
6291819784       7.375          305,000      20010901           20310801       360      2,106.56          20010901         359
6294976367       7.625          480,000      20010901           20310801       360      3,397.42          20010901         359
6303104316       7.000          497,000      20010901           20310801       360      3,306.56          20010901         359
6303356437       7.250          337,500      20011001           20310901       360      2,302.35          20011001         360
6304731513       7.000          346,800      20010901           20310801       360      2,307.27          20010901         359
6304972380       7.500          515,500      20010901           20310801       360      3,604.46          20010901         359
6307108198       7.500          315,000      20010901           20310801       360      2,202.53          20010901         359
6307468923       7.375          356,000      20010901           20310801       360      2,458.81          20010901         359
6308302790       7.375          308,000      20010901           20210801       240      2,457.74          20010901         239
6308399382       7.000          418,600      20010901           20310801       360      2,784.96          20010901         359
6309327671       7.375          400,000      20011001           20310901       360      2,762.71          20011001         360
6309420013       7.625          370,900      20011001           20310901       360      2,625.21          20011001         360
6309716402       6.750          400,000      20010901           20310801       360      2,594.40          20010901         359
6310561664       6.875          393,600      20010901           20310801       360      2,585.68          20010901         359
6312462929       7.125          500,000      20010901           20310801       360      3,368.60          20010901         359
6313669399       7.250          613,600      20010901           20310801       360      4,185.84          20010901         359
6313779255       7.000          340,000      20010801           20310701       360      2,262.03          20011001         358
6313871102       7.250          324,000      20011001           20310901       360      2,210.26          20011001         360
6316126264       7.375          287,200      20010901           20310801       360      1,983.62          20010901         359
6316307823       7.375          360,000      20010901           20310801       360      2,486.44          20010901         359
6317452362       7.125          377,000      20010901           20310801       360      2,539.92          20010901         359
6317610845       7.625          664,000      20010901           20310801       360      4,699.76          20010901         359
6317847363       7.125          300,000      20010901           20310801       360      2,021.16          20010901         359
6317994868       7.375          380,800      20010901           20310801       360      2,630.10          20010901         359
6320030155       6.625          710,500      20011001           20310901       360      4,549.41          20011001         360
6320460931       7.250          525,000      20010901           20310801       360      3,581.43          20010901         359
6321245638       6.875          399,900      20010901           20310801       360      2,627.06          20010901         359
6323252178       7.125          350,000      20010901           20310801       360      2,358.02          20010901         359
6324779526       7.000          672,000      20010901           20310801       360      4,470.84          20010901         359
6327170319       7.000          711,200      20010901           20310801       360      4,731.64          20010901         359
6327321789       7.375          368,000      20010901           20310801       360      2,541.69          20010901         359
6328321606       7.125          300,000      20010801           20310701       360      2,021.16          20010901         358
6328619942       7.375          416,000      20010901           20310801       360      2,873.21          20010901         359
6330397933       7.125          593,600      20010901           20310801       360      3,999.20          20010901         359
6331668720       7.500          650,000      20010901           20310801       360      4,544.90          20010901         359
6338830893       7.250          360,200      20010901           20310801       360      2,457.20          20010901         359
6342896617       7.375          362,000      20010901           20310801       360      2,500.25          20010901         359
6343324973       7.250          337,000      20010901           20310801       360      2,298.94          20010901         359
6343963911       7.125          381,600      20010701           20310601       360      2,570.91          20010901         357
6344363269       7.375          292,125      20010901           20310801       360      2,017.64          20010901         359
6346201392       6.875          304,000      20010901           20310801       360      1,997.07          20010901         359
6346376715       7.500          398,000      20010901           20310801       360      2,782.88          20010901         359
6347978386       7.250          453,750      20010901           20310801       360      3,095.38          20010901         359
6348032753       7.375          488,000      20010901           20310801       360      3,370.50          20010901         359
6348126399       7.500          399,000      20010901           20310801       360      2,789.87          20010901         359
6348377489       7.250          308,000      20010901           20310801       360      2,101.11          20010901         359
6351697591       7.375          620,000      20010901           20310801       360      4,282.19          20010901         359
6351717704       7.250          292,000      20010901           20310801       360      1,991.96          20010901         359
6356312956       7.750          438,750      20010901           20310801       360      3,143.26          20010901         359
6359451470       7.000          600,000      20010901           20310801       360      3,991.82          20010901         359
6360862152       7.625          324,000      20010901           20310801       360      2,293.26          20010901         359
6361613554       7.375          388,000      20010901           20310801       360      2,679.82          20010901         359
6362683861       7.750          380,000      20011001           20310901       360      2,722.37          20011001         360
6363095131       7.250          425,000      20011001           20310901       360      2,899.25          20011001         360
6363701308       7.000          610,000      20010901           20310801       360      4,058.35          20010901         359
6364839917       7.250          320,000      20010901           20310801       360      2,182.97          20010901         359
6368111594       7.250          550,000      20010901           20310801       360      3,751.97          20010901         359
6369739211       7.750          400,000      20010901           20310801       360      2,865.65          20010901         359
6372072659       7.500          320,000      20010901           20310801       360      2,237.49          20010901         359
6374652094       7.000          368,800      20010901           20310801       360      2,453.64          20011001         359
6375318026       7.625          570,000      20010901           20310801       360      4,034.43          20010901         359
6375608756       7.000          663,000      20010901           20310801       360      4,410.96          20010901         359
6378215740       7.500          346,450      20010901           20310801       360      2,422.43          20010901         359
6381688339       7.375          304,321      20010901           20310801       360      2,101.87          20010901         359
6381734836       6.750          435,500      20010901           20310801       360      2,824.65          20010901         359
6382887989       7.500          750,000      20010901           20310801       360      5,244.11          20010901         359
6384041429       7.000          880,000      20010901           20310801       360      5,854.67          20010901         359
6388175785       7.000          650,000      20010901           20310801       360      4,324.47          20010901         359
6388470806       7.750          369,000      20010901           20310801       360      2,643.57          20010901         359
6389363091       7.000          325,000      20010901           20310801       360      2,162.24          20010901         359
6389977296       7.125          500,000      20010901           20310801       360      3,368.60          20010901         359
6391623979       7.875          400,000      20010901           20310801       360      2,900.28          20010901         359
6393235095       7.125          285,000      20011001           20310901       360      1,920.10          20011001         360
6394427220       7.375          340,000      20010901           20310801       360      2,348.30          20010901         359
6395273482       7.125          299,250      20010901           20310801       360      2,016.11          20010901         359
6399386595       7.500          341,250      20010901           20310801       360      2,386.07          20010901         359
6399831798       7.375          308,000      20010901           20310801       360      2,127.28          20010901         359
6400657182       7.125          485,600      20010901           20310801       360      3,271.58          20010901         359
6401087769       7.125          388,000      20010901           20310801       360      2,614.03          20010901         359
6407065355       7.875          442,000      20010901           20310801       360      3,204.81          20010901         359
6407379061       7.375          296,000      20010901           20310801       360      2,044.40          20010901         359
6408646609       7.875          325,000      20010901           20310801       360      2,356.48          20010901         359
6409403919       7.250          647,371      20010901           20310801       360      4,416.22          20010901         359
6409557193       7.750          370,000      20010901           20310801       360      2,650.73          20010901         359
6410423765       7.250          440,000      20010901           20310801       360      3,001.58          20010901         359
6411023614       7.250          544,000      20011001           20310901       360      3,711.04          20011001         360
6411652867       7.375          352,000      20010901           20310801       360      2,431.18          20010901         359
6411844613       7.375          650,000      20010901           20310801       360      4,489.39          20010901         359
6413659837       7.250          280,000      20010901           20310801       360      1,910.10          20010901         359
6415227260       7.250          700,000      20010901           20310801       360      4,775.24          20010901         359
6417651921       7.125          520,000      20010901           20310801       360      3,503.34          20010901         359
6419493231       7.125          392,000      20010901           20310801       360      2,640.98          20010901         359
6419887697       7.500          686,000      20010901           20310801       360      4,796.62          20010901         359
6421137271       7.375          391,200      20010901           20310801       360      2,701.93          20010901         359
6421262236       7.500          324,000      20010901           20310801       360      2,265.46          20010901         359
6423654315       7.250          439,600      20011001           20310901       360      2,998.85          20011001         360
6424450952       7.500          368,000      20010901           20310801       360      2,573.11          20010901         359
6424620612       8.000          351,450      20010901           20310801       360      2,578.82          20010901         359
6425012504       7.375          443,000      20010901           20310801       360      3,059.70          20010901         359
6426901051       7.625          955,160      20011001           20310901       360      6,760.57          20011001         360
6429119578       7.500          309,000      20011001           20310901       360      2,160.58          20011001         360
6433278113       7.375          320,000      20010901           20310801       360      2,210.17          20010901         359
6435179558       7.375          335,000      20010901           20310801       360      2,313.77          20010901         359
6440502901       7.000          300,000      20010901           20310801       360      1,995.91          20010901         359
6442063753       7.250          363,281      20010901           20310801       360      2,478.22          20010901         359
6442311145       7.500          428,000      20010901           20310801       360      2,992.64          20010901         359
6443124919       7.250          926,250      20010901           20310801       360      6,318.66          20010901         359
6443302499       7.250          344,000      20010901           20310801       360      2,346.69          20010901         359
6443543126       7.125          320,000      20010901           20310801       360      2,155.90          20010901         359
6446378991       7.125          372,000      20010901           20310801       360      2,506.24          20011001         359
6448692159       7.500          423,500      20010901           20310801       360      2,961.18          20010901         359
6451077702       7.375          300,800      20010901           20310801       360      2,077.56          20010901         359
6452853002       7.625          368,000      20010901           20310801       360      2,604.69          20010901         359
6454051571       6.875          324,800      20010901           20310801       360      2,133.71          20010901         359
6454394286       7.250          526,300      20010901           20310801       360      3,590.30          20010901         359
6454735637       7.625          388,800      20010901           20310801       360      2,751.91          20010901         359
6454885655       7.250          382,000      20010901           20310801       360      2,605.92          20010901         359
6458083604       7.625          294,500      20010901           20310801       360      2,084.46          20010901         359
6458229611       6.500          420,000      20010901           20310801       360      2,654.69          20010901         359
6459372774       6.875          650,000      20010901           20310801       360      4,270.04          20010901         359
6459656036       7.000          329,000      20010901           20310801       360      2,188.85          20010901         359
6461139567       7.000          329,000      20010901           20310801       360      2,188.85          20010901         359
6463706819       7.250          325,800      20010901           20310801       360      2,222.54          20010901         359
6463707601       7.125          394,000      20010901           20310801       360      2,654.46          20010901         359
6466197925       7.375          520,000      20010901           20310801       360      3,591.52          20010901         359
6466228241       7.375          304,000      20010901           20310801       360      2,099.66          20010901         359
6467495179       6.875          450,000      20011001           20310901       360      2,956.19          20011001         360
6468354409       7.000          385,000      20010901           20310801       360      2,561.42          20010901         359
6468455677       7.250          420,000      20010901           20310801       360      2,865.15          20010901         359
6471679263       7.625          496,000      20010901           20310801       360      3,510.66          20010901         359
6472243184       6.875          560,000      20010901           20310801       360      3,678.81          20010901         359
6474082234       7.500          307,000      20011001           20310901       360      2,146.59          20011001         360
6474127609       7.000          680,000      20010901           20310801       360      4,524.06          20010901         359
6478397844       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6478710194       7.125          416,000      20010901           20310801       360      2,802.67          20010901         359
6479573872       7.250          314,350      20011001           20310901       360      2,144.43          20011001         360
6479840099       7.125          405,000      20010901           20310801       360      2,728.57          20010901         359
6480348876       7.500          650,000      20010901           20310801       360      4,544.90          20010901         359
6480503991       7.500          431,200      20010901           20310801       360      3,015.02          20010901         359
6482537179       7.375          390,000      20010901           20310801       360      2,693.64          20010901         359
6483342546       7.250          324,000      20010901           20310801       360      2,210.26          20010901         359
6484782534       7.250          510,000      20011001           20310901       360      3,479.10          20011001         360
6487636943       7.250          550,000      20010901           20310801       360      3,751.97          20010901         359
6487643618       6.875          280,000      20010901           20310801       360      1,839.41          20010901         359
6487796184       7.250          367,500      20010901           20310801       360      2,507.00          20010901         359
6488959898       7.875          300,000      20010901           20310801       360      2,175.21          20010901         359
6489370418       7.625          500,000      20010901           20310801       360      3,538.97          20010901         359
6489949260       7.625          500,000      20011001           20310901       360      3,538.97          20011001         360
6491311533       6.875          595,000      20010901           20310801       360      3,908.73          20010901         359
6494529883       8.000          640,000      20010901           20310801       360      4,696.10          20010901         359
6498948568       7.500          415,000      20010901           20310801       360      2,901.75          20010901         359
6500939662       7.125          357,208      20010901           20310801       360      2,406.58          20011001         359
6501402413       7.250          391,000      20010901           20310801       360      2,667.31          20010901         359
6504066603       6.875          629,000      20010901           20310801       360      4,132.09          20010901         359
6504487791       7.125          384,000      20011001           20310901       360      2,587.08          20011001         360
6507110788       6.875          876,000      20010901           20310801       360      5,754.70          20010901         359
6507329495       7.375          490,000      20011001           20310901       360      3,384.31          20011001         360
6510466987       7.125          418,000      20010901           20310801       360      2,816.15          20010901         359
6512283612       7.000          370,000      20010901           20310801       360      2,461.62          20010901         359
6513551272       7.250          338,310      20010901           20310801       360      2,307.88          20010901         359
6513866878       7.000          340,000      20010901           20310801       360      2,262.03          20010901         359
6517026735       7.500          400,000      20010901           20310801       360      2,796.86          20010901         359
6517176431       7.250          363,000      20010901           20310801       360      2,476.30          20010901         359
6518587842       6.625          595,200      20010901           20310801       360      3,811.14          20010901         359
6518678237       7.375          300,000      20010901           20310801       360      2,072.03          20010901         359
6519637158       7.625          420,000      20010901           20310801       360      2,972.74          20010901         359
6520325561       7.125          475,000      20010901           20310801       360      3,200.17          20010901         359
6520727030       7.375          343,000      20010901           20310801       360      2,369.02          20010901         359
6521949146       7.125          650,000      20010901           20310801       360      4,379.18          20010901         359
6526447666       7.250          650,000      20010901           20310801       360      4,434.15          20011001         359
6531707021       7.250          350,000      20011001           20310901       360      2,387.62          20011001         360
6532563449       7.000          403,900      20010901           20310801       360      2,687.16          20010901         359
6532976781       7.500          332,910      20010901           20310801       360      2,327.76          20010901         359
6534726838       7.250          310,000      20010901           20310801       360      2,114.75          20011001         359
6534751687       7.375          504,000      20010901           20310801       360      3,481.01          20010901         359
6536446518       7.375          410,000      20010901           20310801       360      2,831.77          20010901         359
6537336338       7.000          350,000      20010901           20310801       360      2,328.56          20010901         359
6537477215       7.000          400,000      20010901           20310801       360      2,661.22          20010901         359
6538409589       7.250          411,550      20010901           20310801       360      2,807.50          20010901         359
6538645794       7.000          916,000      20010901           20310801       360      6,094.18          20010901         359
6538803583       7.125          358,400      20010901           20310801       360      2,414.61          20010901         359
6539132669       7.000          639,670      20010901           20310801       360      4,255.75          20010901         359
6539309523       7.000          341,600      20010901           20310801       360      2,272.68          20010901         359
6542631707       6.625          365,000      20010901           20310801       360      2,337.14          20010901         359
6545614957       7.375          540,000      20011001           20310901       360      3,729.65          20011001         360
6550159278       7.250          443,200      20010901           20310801       360      3,023.41          20010901         359
6552374131       7.375          348,000      20010901           20310801       360      2,403.55          20010901         359
6552771567       7.875          470,400      20010901           20310801       360      3,410.73          20010901         359
6553039808       7.250          320,000      20010901           20310801       360      2,182.97          20010901         359
6553335313       7.250          360,000      20010901           20310801       360      2,455.84          20010901         359
6554483088       7.500          348,000      20010901           20310801       360      2,433.27          20010901         359
6554934346       7.375          347,800      20010901           20310801       360      2,402.17          20010901         359
6558569361       7.375          292,000      20011001           20310901       360      2,016.78          20011001         360
6563071668       7.375          348,000      20011001           20310901       360      2,403.55          20011001         360
6565721419       6.750          440,000      20011001           20310901       360      2,853.84          20011001         360
6566383235       7.250          516,000      20010901           20310801       360      3,520.03          20010901         359
6567236739       6.500          359,900      20011001           20310901       360      2,274.82          20011001         360
6567790115       7.375          330,000      20010901           20310801       360      2,279.23          20010901         359
6568854506       7.625          628,000      20011001           20310901       360      4,444.95          20011001         360
6569446203       7.250          346,000      20010901           20310801       360      2,360.34          20010901         359
6570016946       7.375          315,000      20010901           20310801       360      2,175.63          20010901         359
6570133519       7.500          380,000      20010901           20310801       360      2,657.02          20010901         359
6572057799       7.125          420,000      20010901           20310801       360      2,829.62          20010901         359
6574045933       7.125          367,500      20010901           20310801       360      2,475.92          20010901         359
6575643991       7.375          409,500      20010901           20310801       360      2,828.32          20010901         359
6576845801       7.250          340,000      20010901           20310801       360      2,319.40          20010901         359
6577054627       7.500          290,000      20011001           20310901       360      2,027.73          20011001         360
6577372342       7.375          329,250      20010901           20310801       360      2,274.05          20010901         359
6578025907       7.250          441,000      20010901           20310801       360      3,008.40          20010901         359
6581028179       7.000          388,000      20010901           20310801       360      2,581.38          20010901         359
6582206519       7.125          390,000      20010901           20260801       300      2,787.62          20010901         299
6582428840       7.250          355,000      20010901           20310801       360      2,421.73          20010901         359
6584919648       7.000          344,000      20010901           20310801       360      2,288.65          20011001         359
6585102020       7.625          382,000      20010901           20310801       360      2,703.78          20010901         359
6585156778       7.250          500,000      20010901           20310801       360      3,410.89          20010901         359
6589061784       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6590569429       7.250          346,000      20011001           20310901       360      2,360.34          20011001         360
6591873457       7.250          344,750      20010901           20310801       360      2,351.81          20011001         359
6592685819       7.750          445,000      20010901           20310801       360      3,188.04          20010901         359
6597838520       7.000          611,500      20010901           20310801       360      4,068.33          20011001         359
6598511720       7.875          397,000      20010901           20310801       360      2,878.53          20010901         359
6598813100       7.125          690,250      20010801           20310701       360      4,650.35          20010901         358
6599356448       7.250          350,000      20010901           20310801       360      2,387.62          20010901         359
6604500634       6.875          455,000      20010901           20310801       360      2,989.03          20010901         359
6605984704       7.250          348,000      20010901           20310801       360      2,373.98          20010901         359
6606888755       7.500          384,000      20010901           20310801       360      2,684.99          20010901         359
6607631063       7.500          410,000      20010901           20310801       360      2,866.78          20010901         359
6607922736       7.250          526,000      20011001           20310901       360      3,588.25          20011001         360
6608128481       7.250          570,316      20010901           20310801       360      3,890.57          20010901         359
6610380005       7.625          375,000      20010901           20310801       360      2,654.23          20010901         359
6610479872       6.625          342,351      20011001           20310901       360      2,192.12          20011001         360
6610676774       7.000          430,000      20010901           20310801       360      2,860.81          20011001         359
6610753052       7.500          379,000      20010901           20310801       360      2,650.03          20010901         359
6611159408       7.250          346,400      20011001           20310901       360      2,363.06          20011001         360
6613059234       7.000          505,000      20010901           20310801       360      3,359.78          20010901         359
6614932447       7.000          460,000      20010901           20310801       360      3,060.40          20010901         359
6618044942       7.000          365,000      20010901           20310801       360      2,428.36          20010901         359
6618480468       7.250          413,600      20010901           20310801       360      2,821.49          20010901         359
6618795451       7.000          325,000      20011001           20310901       360      2,162.24          20011001         360
6618853383       7.375          650,000      20010901           20310801       360      4,489.39          20011001         359
6619517102       7.500          308,000      20010901           20310801       360      2,153.59          20011001         359
6626855982       7.375          472,800      20010901           20310801       360      3,265.52          20010901         359
6628217728       6.875          550,000      20010901           20310801       360      3,613.11          20010901         359
6631508329       7.625          500,400      20010901           20310801       360      3,541.81          20010901         359
6632030679       7.125          389,000      20010901           20310801       360      2,620.77          20010901         359
6632281660       7.000          372,000      20011001           20310901       360      2,474.93          20011001         360
6632867492       6.875          495,000      20010901           20310801       360      3,251.80          20010901         359
6635771246       7.625          328,500      20010901           20310801       360      2,325.11          20010901         359
6636922327       7.250          503,000      20010901           20310801       360      3,431.35          20010901         359
6644373497       7.250          367,500      20010901           20310801       360      2,507.00          20010901         359
6648056965       7.125          500,000      20010901           20310801       360      3,368.60          20010901         359
6648420229       7.875          340,000      20010901           20310801       360      2,465.24          20010901         359
6649369482       7.125          540,000      20010901           20310801       360      3,638.08          20010901         359
6649439970       7.500          504,000      20010901           20310801       360      3,524.05          20010901         359
6650087429       7.875          438,750      20010901           20310801       360      3,181.25          20010901         359
6651781780       7.375          331,200      20010901           20310801       360      2,287.52          20010901         359
6651867589       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6652537355       7.250          408,000      20010901           20310801       360      2,783.28          20010901         359
6655362082       7.250          550,400      20010901           20310801       360      3,754.70          20010901         359
6655908975       7.625          345,000      20010901           20310801       360      2,441.89          20010901         359
6657431216       7.125          400,000      20010901           20310801       360      2,694.88          20010901         359
6658103046       7.750          348,000      20010901           20310801       360      2,493.12          20010901         359
6659262312       7.125          392,000      20010901           20310801       360      2,640.98          20011001         359
6659430034       7.375          350,000      20010901           20310801       360      2,417.37          20010901         359
6659469008       7.500          328,000      20010901           20310801       360      2,293.43          20011001         359
6660252864       7.500          320,000      20010901           20310801       360      2,237.49          20010901         359
6663844295       7.625          580,000      20010901           20310801       360      4,105.21          20010901         359
6665838675       7.375          480,000      20010901           20310801       360      3,315.25          20010901         359
6666899809       7.000          301,600      20010901           20310801       360      2,006.56          20010901         359
6668025213       7.250          749,000      20010901           20310801       360      5,109.51          20010901         359
6669236629       7.375          463,200      20010901           20310801       360      3,199.21          20010901         359
6671008248       7.000          295,200      20010901           20310801       360      1,963.98          20011001         359
6673281934       7.375          315,000      20011001           20310901       360      2,175.63          20011001         360
6673959521       7.125          416,000      20011001           20310901       360      2,802.67          20011001         360
6675261785       7.250          324,000      20010901           20310801       360      2,210.26          20010901         359
6675350836       7.750          383,200      20010901           20310801       360      2,745.30          20010901         359
6676033365       7.250          307,000      20010901           20310801       360      2,094.29          20010901         359
6678167799       7.750          870,000      20010901           20310801       360      6,232.79          20010901         359
6678749844       7.000          647,500      20010901           20310801       360      4,307.84          20010901         359
6680135586       7.625          317,500      20010901           20310801       360      2,247.25          20010901         359
6680453252       6.625          312,000      20010901           20310801       360      1,997.78          20010901         359
6680510184       7.000          295,920      20010901           20310801       360      1,968.77          20010901         359
6684725911       7.375          615,000      20010901           20310801       360      4,247.66          20010901         359
6687636065       7.500          415,000      20010901           20310801       360      2,901.75          20011001         359
6689680053       7.250          360,000      20010901           20310801       360      2,455.84          20010901         359
6690214736       7.625          400,000      20010901           20310801       360      2,831.18          20010901         359
6690812877       7.125          284,451      20010901           20310801       360      1,916.40          20010901         359
6691896333       7.625          375,000      20010901           20310801       360      2,654.23          20011001         359
6692797563       7.500          504,000      20010901           20310801       360      3,524.05          20010901         359
6695651072       7.000          550,000      20010901           20310801       360      3,659.17          20010901         359
6696237541       7.375          491,200      20010901           20310801       360      3,392.60          20010901         359
6698516470       7.750          375,000      20010901           20310801       360      2,686.55          20010901         359
6699034770       7.250          480,000      20010901           20310801       360      3,274.45          20010901         359
6701821743       7.375          336,000      20010901           20310801       360      2,320.67          20010901         359
6702389062       7.250          357,000      20010901           20310801       360      2,435.37          20011001         359
6705767231       7.000          450,000      20010901           20310801       360      2,993.87          20010901         359
6705895313       7.375          444,000      20011001           20310901       360      3,066.60          20011001         360
6705953922       7.500          650,000      20010901           20310801       360      4,544.90          20010901         359
6705972526       7.750          325,000      20011001           20310901       360      2,328.35          20011001         360
6710661064       7.250          304,000      20010901           20310801       360      2,073.82          20010901         359
6711569613       7.500          319,200      20010901           20310801       360      2,231.90          20010901         359
6713263868       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6716708612       7.000          650,000      20010801           20310701       360      4,324.47          20010901         358
6718088336       7.375          370,000      20010901           20310801       360      2,555.50          20010901         359
6719480177       7.375          571,400      20010901           20310801       360      3,946.52          20010901         359
6720295473       7.500          362,000      20010901           20310801       360      2,531.16          20010901         359
6720984761       7.625          381,000      20011001           20310901       360      2,696.70          20011001         360
6722591333       7.125          450,000      20010901           20310801       360      3,031.74          20010901         359
6722608053       7.250          921,000      20011001           20310901       360      6,282.85          20011001         360
6723504608       7.500          500,000      20011001           20310901       360      3,496.08          20011001         360
6723629652       7.375          350,000      20010901           20310801       360      2,417.37          20010901         359
6726979633       6.875          367,200      20010901           20310801       360      2,412.25          20011001         359
6727914027       7.375          310,000      20010901           20310801       360      2,141.10          20010901         359
6727971498       7.250          360,000      20011001           20310901       360      2,455.84          20011001         360
6728919835       7.250          397,500      20010901           20310801       360      2,711.66          20010901         359
6733867565       7.250          412,000      20010901           20310801       360      2,810.57          20010901         359
6734711069       7.625          391,250      20010901           20310801       360      2,769.25          20011001         359
6735026798       7.250          464,000      20010901           20310801       360      3,165.30          20010901         359
6735801604       7.250          340,000      20010901           20310801       360      2,319.40          20010901         359
6736032464       7.375          456,000      20011001           20310901       360      3,149.48          20011001         360
6736340156       7.250          767,000      20010901           20310801       360      5,232.30          20011001         359
6737090289       7.375          650,000      20010901           20310801       360      4,489.39          20010901         359
6744150415       7.250          334,000      20010901           20310801       360      2,278.47          20010901         359
6744712040       7.750          765,000      20010901           20310801       360      5,480.56          20010901         359
6745837283       7.375          382,000      20010901           20310801       360      2,638.38          20010901         359
6747047345       7.125          308,000      20010901           20310801       360      2,075.06          20010901         359
6749123086       7.500          775,000      20010901           20310801       360      5,418.92          20010901         359
6750275544       7.250          432,000      20010901           20310801       360      2,947.01          20010901         359
6752184173       7.250          452,000      20011001           20310901       360      3,083.44          20011001         360
6753295044       7.250          350,000      20010901           20310801       360      2,387.62          20010901         359
6754852801       7.500          464,000      20010901           20310801       360      3,244.36          20011001         359
6755553747       7.250          306,520      20010901           20310801       360      2,091.01          20010901         359
6758740051       7.250          344,000      20010901           20310801       360      2,346.69          20010901         359
6758761388       7.625          284,050      20010901           20310801       360      2,010.49          20010901         359
6759332445       7.000          609,056      20010901           20310801       360      4,052.07          20010901         359
6761557765       7.000          450,000      20010901           20310801       360      2,993.87          20010901         359
6761577854       7.250          402,000      20010901           20310801       360      2,742.35          20010901         359
6764560162       7.000          444,500      20010901           20310801       360      2,957.27          20010901         359
6765942765       7.250        1,000,000      20010901           20310801       360      6,821.77          20010901         359
6768856707       7.625          500,000      20010901           20310801       360      3,538.97          20010901         359
6770173281       7.250          453,750      20010901           20310801       360      3,095.38          20010901         359
6772466832       7.000          570,000      20010901           20310801       360      3,792.23          20010901         359
6774338914       7.375          396,000      20011001           20310901       360      2,735.08          20011001         360
6777888956       7.750          345,000      20010901           20310801       360      2,471.63          20010901         359
6778620333       7.875          304,000      20010901           20310801       360      2,204.22          20010901         359
6779613444       7.625          365,000      20010901           20310801       360      2,583.45          20010901         359
6781539629       7.625          326,694      20010901           20310801       360      2,312.32          20010901         359
6787441606       7.250          562,000      20010901           20310801       360      3,833.84          20010901         359
6788461397       7.125          400,000      20010901           20310801       360      2,694.88          20010901         359
6791039891       7.250          333,000      20010901           20310801       360      2,271.65          20010901         359
6792953017       7.250          650,000      20010901           20310801       360      4,434.15          20010901         359
6793476430       6.875          302,200      20010901           20310801       360      1,985.24          20010901         359
6795786778       7.750          639,200      20010901           20310801       360      4,579.31          20010901         359
6802306511       7.250          340,000      20010901           20310801       360      2,319.40          20011001         359
6802488046       7.250          325,000      20010901           20310801       360      2,217.08          20010901         359
6805128110       7.125          650,000      20011001           20310901       360      4,379.18          20011001         360
6805661748       7.250          750,000      20010901           20310801       360      5,116.33          20010901         359
6808776584       7.125          387,200      20011001           20210901       240      3,031.08          20011001         240
6808883174       7.250          465,000      20010901           20310801       360      3,172.12          20010901         359
6810184231       7.125          325,000      20010901           20310801       360      2,189.59          20010901         359
6810476074       7.250          374,000      20010901           20310801       360      2,551.34          20010901         359
6811504601       7.250          382,500      20010901           20310801       360      2,609.33          20010901         359
6811628822       7.375          367,200      20010901           20310801       360      2,536.16          20010901         359
6812487376       7.250          580,995      20010901           20310801       360      3,963.42          20010901         359
6813286777       7.500          400,000      20010901           20310801       360      2,796.86          20010901         359
6814084007       7.500          523,750      20010901           20310801       360      3,662.14          20010901         359
6814705403       7.750          348,000      20010901           20310801       360      2,493.12          20010901         359
6815531667       6.875          367,920      20011001           20310901       360      2,416.98          20011001         360
6816756982       7.250          759,400      20010901           20310801       360      5,180.45          20010901         359
6818590462       7.250          365,000      20010901           20310801       360      2,489.95          20010901         359
6819755205       6.875          349,500      20011001           20310901       360      2,295.97          20011001         360
6820502141       7.500          506,500      20010901           20310801       360      3,541.53          20010901         359
6821350367       6.875          305,000      20010901           20310801       360      2,003.64          20010901         359
6823377962       7.250          582,500      20010901           20260801       300      4,210.36          20010901         299
6825297267       7.625          312,000      20010901           20310801       360      2,208.32          20010901         359
6825745067       7.250          400,000      20010901           20310801       360      2,728.71          20010901         359
6826395102       7.625          342,400      20010901           20310801       360      2,423.49          20010901         359
6827662021       7.500          450,000      20010901           20310801       360      3,146.47          20010901         359
6828862653       7.500          390,000      20010901           20310801       360      2,726.94          20010901         359
6830038334       6.750          301,500      20010901           20310801       360      1,955.53          20010901         359
6833076836       7.250          320,000      20010901           20310801       360      2,182.97          20010901         359
6833402164       7.375          520,000      20010901           20310801       360      3,591.52          20010901         359
6833515015       7.375          558,400      20010901           20310801       360      3,856.73          20010901         359
6833913913       7.250          501,750      20010901           20310801       360      3,422.82          20010901         359
6839998678       7.500          348,000      20010901           20310801       360      2,433.27          20010901         359
6845455341       7.250          544,000      20011001           20310901       360      3,711.04          20011001         360
6845701165       7.500          571,400      20010901           20310801       360      3,995.32          20010901         359
6851733078       7.125          360,000      20010901           20310801       360      2,425.39          20010901         359
6852966669       7.000          321,600      20010901           20310801       360      2,139.62          20010901         359
6853079827       7.250          377,000      20010901           20310801       360      2,571.81          20010901         359
6861163845       7.375          433,000      20010901           20310801       360      2,990.63          20010901         359
6863806649       7.250          420,000      20010901           20310801       360      2,865.15          20010901         359
6866680983       7.250          308,000      20010901           20310801       360      2,101.11          20011001         359
6871560022       7.000          311,000      20011001           20310901       360      2,069.10          20011001         360
6872098139       7.000          450,000      20010901           20310801       360      2,993.87          20010901         359
6874549758       7.750          283,500      20010901           20310801       360      2,031.03          20010901         359
6878171575       7.125          557,900      20011001           20310901       360      3,758.68          20011001         360
6884445898       7.250          352,500      20010901           20310801       360      2,404.68          20010901         359
6884534550       7.000          445,000      20010901           20310801       360      2,960.60          20010901         359
6888964043       6.875          488,000      20010901           20310801       360      3,205.82          20010901         359
6889954597       7.625          382,500      20010901           20310801       360      2,707.32          20010901         359
6893478823       7.125          430,000      20010901           20210801       240      3,366.13          20010901         239
6894443719       6.875          410,000      20011001           20310901       360      2,693.41          20011001         360
6903255203       7.250          480,000      20010901           20310801       360      3,274.45          20010901         359
6907632100       7.500          342,761      20010901           20310801       360      2,396.64          20010901         359
6907693250       7.125          500,000      20010801           20310701       360      3,368.60          20010901         358
6908128611       7.000          608,000      20010901           20310801       360      4,045.04          20010901         359
6908554816       7.500          404,000      20010901           20310801       360      2,824.83          20010901         359
6908973529       7.500          471,960      20010901           20310801       360      3,300.02          20010901         359
6909300763       8.000          488,000      20010901           20310801       360      3,580.78          20010901         359
6915332289       7.250          394,400      20011001           20310901       360      2,690.51          20011001         360
6924502021       7.250          600,000      20010901           20310801       360      4,093.06          20010901         359
6925523596       7.250          550,000      20010901           20310801       360      3,751.97          20010901         359
6925698067       7.250          450,000      20010901           20310801       360      3,069.80          20010901         359
6933749605       7.500          332,000      20010901           20310801       360      2,321.40          20010901         359
6934122943       7.250          392,000      20010901           20310801       360      2,674.14          20011001         359
6937378021       7.250          314,000      20010901           20310801       360      2,142.04          20010901         359
6938459366       7.500          343,500      20010901           20310801       360      2,401.81          20010901         359
6940678169       7.625          367,500      20010901           20310801       360      2,601.15          20010901         359
6941427988       7.000          352,500      20010901           20310801       360      2,345.20          20010901         359
6941588003       7.000          518,000      20010901           20310801       360      3,446.27          20010901         359
6942821478       7.250          376,000      20010901           20310801       360      2,564.99          20010901         359
6947308992       7.375          350,000      20011001           20310901       360      2,417.37          20011001         360
6954168032       7.000          300,000      20010901           20310801       360      1,995.91          20011001         359
6954832033       7.125          408,000      20010901           20310801       360      2,748.78          20010901         359
6957432252       7.375          600,000      20010901           20310801       360      4,144.06          20010901         359
6958052323       7.500          300,000      20010901           20310801       360      2,097.65          20010901         359
6960067145       7.875          496,000      20010901           20310801       360      3,596.35          20010901         359
6961337612       7.875          318,750      20010901           20310801       360      2,311.16          20010901         359
6961860753       7.375          444,000      20011001           20310901       360      3,066.60          20011001         360
6962334873       6.750          400,000      20010901           20310801       360      2,594.40          20010901         359
6968266459       7.250          303,200      20010901           20310801       360      2,068.36          20010901         359
6977240503       7.625          750,000      20010901           20310801       360      5,308.46          20010901         359
6977578381       7.000          650,000      20010901           20310801       360      4,324.47          20010901         359
6982976851       7.375          374,909      20011001           20310901       360      2,589.41          20011001         360
6988632581       6.875          387,200      20010901           20310801       360      2,543.63          20011001         359
6991487056       7.250          544,000      20010901           20310801       360      3,711.04          20010901         359
6992635364       7.750          400,000      20010901           20310801       360      2,865.65          20010901         359
6993901518       7.000          304,110      20010901           20310801       360      2,023.26          20010901         359
6999724823       7.250          304,400      20011001           20310901       360      2,076.55          20011001         360




   LOAN         SCHEDULED                     APPRAISAL
  NUMBER            PB            FICO          VALUE
-----------     ------------      ----       --------------
0028974327        339,917.95      735            750,000
0029208014        314,999.88      736            390,000
0029425618        374,159.87      775            440,000
0029464393        358,094.37      799            450,000
0029482973        423,129.98      763            585,000
0029547304        373,407.09      765            725,000
0029585882        378,051.14      694            421,000
0029591468        628,158.65      790            840,000
0029608577        334,375.80      745            423,000
0029622883        449,167.03      687            635,000
0029628765        358,843.05      804            575,000
0029664802        432,816.57      780            880,000
0029665114        361,039.31      776            460,000
0029665288        307,256.70      782            388,000
0029668001        354,762.75      770            455,000
0029672698        280,966.43      750            700,000
0029674033        325,077.69      768            410,000
0029674645        283,112.69      778            390,000
0029674678        349,452.27      735            689,000
0029678075        294,415.13      749            458,000
0029681459        308,072.92      794            395,000
0029681483        598,479.08      710          1,625,000
0029681996        473,909.00      751            635,000
0029683737        405,694.04      738            650,000
0029684073        374,413.15      773            550,000
0029684412        347,441.75      696            440,000
0029684966        499,197.95      622          3,100,000
0029685047        348,377.82      681            388,000
0029689650        345,493.30      742            455,000
0029690054        377,110.01      664            652,000
0029693017        341,154.09      665            506,000
0029693074        354,164.16      805            450,000
0029700127        496,431.90      644            635,000
0029706355        360,149.38      764            485,000
0029706959        466,898.11      776            585,000
0029707049        498,352.75      648            625,000
0029708138        374,413.17      699            500,000
0029708450        551,373.56      692            695,000
0029711363        335,744.33      702            420,000
0029711777        455,286.41      754            582,000
0029721263        313,126.34      638            350,000
0029721271        373,228.25      727            416,000
0029724267        356,375.44      693            450,000
0029725926        359,093.71      763            454,000
0029729225        519,857.89      711            652,000
0029730264        339,518.51      782            790,000
0029731379        465,059.17      685            585,000
0029731429        413,381.78      778            603,000
0029731619        456,764.47      741            615,000
0029733755        354,081.54      790            444,000
0029734712        331,977.07      763            455,000
0029735800        464,646.17      712            600,000
0029736642        471,640.84      689            615,000
0029736741        313,927.30      678            405,000
0029736766        339,506.27      670            426,000
0029740594        359,152.38      713            450,000
0029740610        399,389.37      724            520,000
0029742285        528,691.28      767            675,000
0029743994        399,710.50      701            475,000
0029745437        531,923.97      765            666,000
0029748241        297,045.86      629            350,000
0029748340        653,984.87      753            850,000
0029748498        287,115.28      780            365,000
0029748548        359,591.43      712            462,000
0029748746        331,256.17      717            420,000
0029748787        358,374.96      716            451,000
0029750148        370,290.09      695            469,000
0029750205        358,921.22      790            700,000
0029750247        422,729.46      713            700,000
0029750437        322,979.76      803            416,000
0029750890        490,869.94      764            615,000
0029751047        374,844.98      730            475,000
0029751187        342,969.18      759            435,000
0029751708        464,133.91      735            582,000
0029751807        439,681.53      743            550,000
0029751823        339,824.88      750            435,000
0029751856        431,438.20      698            885,000
0029751880        490,351.60      789            623,000
0029752581        591,296.70      753            745,000
0029752631        388,971.71      754            490,000
0029755311        405,360.50      765            510,000
0029755386        399,358.34      722            525,000
0029755394        371,432.14      794            469,000
0029755519        414,070.23      796            564,000
0029755568        499,236.74      761            925,000
0029755667        325,001.82      771            435,000
0029756509        649,492.93      754            854,000
0029758638        346,565.30      674            440,000
0029758778        516,807.54      688            648,000
0029758984        731,381.82      710          1,230,000
0029759404        346,876.87      726            435,000
0029759651        344,902.79      761            437,000
0029759693        384,996.58      645            485,000
0029760121        481,715.68      753            610,000
0029760196        373,848.04      726            485,000
0029760626        294,982.79      657            470,000
0029761723        518,775.68      674            660,000
0029761921        363,342.64      754            700,000
0029762408        539,215.84      707            680,000
0029763141        331,505.68      684            415,000
0029764529        436,620.81      703            605,000
0029764818        365,651.02      657            489,000
0029764867        342,036.74      752            430,000
0029764883        422,664.92      723            530,000
0029768900        312,651.14      786            395,000
0029768991        299,055.36      682            375,000
0029769007        340,681.60      720            450,000
0029771227        302,994.50      716            380,000
0029773918        286,281.69      704            331,000
0029773975        590,017.79      704            740,000
0029774312        342,969.18      647            430,000
0029774767        411,076.95      791            530,000
0029777679        334,597.94      696            605,000
0029777695        314,276.49      668            460,000
0029778263        404,721.58      757            540,000
0029779204        309,127.39      713            390,000
0029779246        438,562.22      759            559,000
0029779410        423,399.55      800            550,000
0029779436        518,681.89      788            650,000
0029780483        373,828.47      742            468,000
0029781390        324,340.04      700            406,000
0029781416        335,773.72      743            460,000
0029781432        316,323.79      673            399,000
0029781556        349,452.27      770            390,000
0029781564        301,028.16      730            335,000
0029781598        498,532.44      739            715,000
0029781606        386,384.37      771            630,000
0029781614        359,732.82      760            450,000
0029781622        284,386.43      637            356,000
0029781648        284,586.13      711            380,000
0029781655        364,934.67      680            457,000
0029781663        358,438.19      683            400,000
0029781671        331,529.84      635            369,000
0029781705        309,937.82      705            345,000
0029781754        356,201.98      678            446,000
0029781762        427,346.66      653            535,000
0029781770        337,071.69      766            450,000
0029781788        325,115.19      698            407,000
0029781796        379,419.92      768            505,000
0029781804        405,380.22      727            560,000
0029781812        288,458.97      699            365,000
0029781838        295,570.16      673            370,000
0029781853        316,339.94      685            355,000
0029781861        486,537.41      692            573,500
0029781879        311,535.45      730            390,000
0029781887        623,023.48      755            800,000
0029781895        375,440.16      715            470,000
0029782000        360,562.34      732            451,500
0029782018        312,384.17      755            394,000
0029782026        355,518.92      754            446,000
0029782034        413,598.51      751            518,000
0029782042        330,744.33      730            415,000
0029782059        408,175.94      754            550,000
0029782067        479,267.26      685            600,000
0029782075        295,559.27      761            372,500
0029782091        390,482.14      745            489,000
0029782109        329,833.03      786            413,000
0029782125        587,828.65      640            785,000
0029782166        389,404.65      746            520,000
0029782174        334,675.44      733            420,000
0029782224        354,657.78      765            444,000
0029782232        372,544.48      656            466,462
0029782240        339,480.97      684            490,000
0029782265        328,298.06      698            415,000
0029782315        338,561.03      747            430,000
0029782372        363,605.08      707            465,000
0029782414        347,481.85      683            435,000
0029782505        299,542.04      752            375,000
0029782513        375,426.02      738            470,000
0029782521        461,294.75      729            590,000
0029782539        371,045.80      749            465,000
0029782554        321,508.45      704            415,000
0029782562        440,343.37      676            630,000
0029782570        411,270.44      740            515,000
0029782588        347,481.85      705            435,000
0029782596        499,236.74      695            650,000
0029782620        321,496.10      782            610,000
0029782638        329,508.65      748            481,000
0029782646        387,152.17      737            485,000
0029782737        321,955.40      654            430,000
0029787009        413,268.17      676            520,000
0029787371        492,284.10      729            672,000
0099035362        332,997.23      762            420,000
0099046765        373,008.68      633            440,500
0099052730        284,078.10      676            360,000
0099053423        281,548.71      697            297,050
0099056806        310,388.82      699            440,000
0099057135        503,970.02      771            700,000
0099057796        422,486.89      792            529,000
0099057804        399,374.03      714            520,000
0099059420        299,518.76      740            490,000
0099061277        313,342.94      715            398,000
0099061525        331,154.63      744            417,000
0099062648        474,600.93      737            600,000
0099063984        419,420.01      732            525,000
0099066870        287,386.25      714            367,000
0099067258        589,378.30      736            738,000
0099067886        294,233.75      758            450,000
0099068496        327,662.67      754            410,000
0099068769        299,741.70      758            480,000
0099071045        422,169.73      777            535,000
0099071508        307,840.97      767            390,000
0099071573        429,859.02      718            615,000
0099072340        336,472.61      738            523,000
0099072480        328,050.19      790            473,000
0099072951        706,415.00      700            950,000
0099073025        331,953.31      618            350,000
0099073504        398,293.99      778            610,000
0099073710        391,990.20      752            500,000
0099074056        512,779.34      737            825,000
0099074148        366,899.01      690            459,000
0099074346        343,512.85      733            430,000
0099074411        392,369.59      789            618,000
0099074627        310,262.84      755            500,000
0099074791        337,492.71      639            780,000
0099075541        322,031.70      662            430,000
0099075582        396,755.11      682            520,000
0099075848        374,188.51      734            405,000
0099076796        350,663.89      780            440,000
0099076804        395,466.81      773            445,000
0099076903        359,343.45      752            450,000
0099079048        369,345.30      737            740,000
0099079378        649,056.11      737          1,000,000
0099079451        344,748.65      765            470,000
0099079758        295,570.16      783            380,000
0099079774        335,487.09      697            420,000
0099080376        616,868.40      731            790,000
0099080392        324,465.65      671            550,000
0099081184        294,669.95      604            328,000
0099084998        320,745.36      704            405,000
0099085318        347,455.42      791            435,000
0099085409        344,499.01      652            460,000
0099085540        327,486.71      644            412,000
0099085789        339,467.93      772            380,000
0099085821        312,859.64      678            405,000
0099085938        309,139.02      717            387,000
0099087645        281,239.62      713            360,000
0099087744        411,900.99      748            593,000
0099087876        468,865.73      731            760,000
0099088247        574,165.01      777          1,000,000
0099088270        324,746.46      785            591,000
0099089237        384,351.25      686            526,000
0099089260        424,276.72      720            556,000
0099089542        399,419.14      794            530,000
0099089765        506,124.10      649          1,200,000
0099091340        384,926.01      794            482,000
0099091423        379,333.34      773            475,000
0099091647        396,250.08      777            740,000
0099091704        317,389.62      741            500,000
0099092009        798,838.28      692          2,200,000
0099092017        335,747.06      794            421,000
0099092058        391,694.20      653            500,000
0099093320        350,522.72      781            453,000
0099093353        354,458.08      699            465,000
0099093734        383,413.82      774            485,000
0099093874        612,639.78      731            837,000
0099094138        365,817.21      718            475,000
0099094625        464,637.25      710            625,000
0099094930        302,663.71      778            379,000
0099095911        438,912.06      748            550,000
0099096273        409,663.92      713            580,000
0099096620        364,414.50      775            955,000
0099097081        334,525.57      761            372,000
0099097172        374,684.95      727            575,000
0099097313        458,316.57      681            600,000
0099097560        439,205.07      784            570,000
0099098071        587,033.23      736            735,000
0099098618        387,422.29      794            489,000
0099099202        311,474.26      777            390,000
0099099251        555,532.90      728            700,000
0099099343        438,346.34      712            550,000
0099099368        425,675.85      780            625,000
0099099384        549,201.31      721            800,000
0099100075        415,232.84      786            530,000
0099100232        351,718.51      734            511,000
0099100273        408,942.96      712            532,000
0099100448        420,779.58      789            550,000
0099100497        456,770.23      662            574,000
0099100943        746,913.80      772            945,000
0099101107        359,253.72      656            480,000
0099101149        342,763.95      661            465,000
0099101172        332,727.04      774            540,000
0099101180        374,700.11      710            700,000
0099101362        329,084.21      801            450,000
0099101552        364,542.53      652            456,000
0099101925        424,844.47      783            532,000
0099102923        406,960.31      782            513,000
0099103350        313,216.58      766            560,000
0099103368        349,740.24      755            730,000
0099103418        507,593.76      676            650,000
0099103483        434,677.16      668            700,000
0099104101        479,643.77      761            620,000
0099104135        532,333.96      757            665,950
0099104606        339,728.10      743            530,000
0099104614        360,696.71      770            700,000
0099104663        389,688.12      780            580,000
0099104747        349,705.95      756            850,000
0099104804        437,632.03      730            735,000
0099105595        367,712.92      712            640,000
0099105686        382,308.88      702            635,000
0099105801        358,546.76      751            465,000
0099105892        379,419.92      686            482,000
0099105942        318,251.18      789            427,500
0099106122        444,752.78      710            560,000
0099106254        400,668.15      672            550,000
0099106551        511,610.41      744            640,000
0099106718        352,211.06      753            470,000
0099106734        318,736.47      802            435,000
0099107294        320,761.77      674            381,500
0099107310        305,566.65      725            356,000
0099107344        467,898.21      644            600,000
0099107633        363,736.55      780            455,000
0099108169        499,619.54      771            719,000
0099108367        302,745.44      722            550,000
0099108490        349,478.86      752            550,000
0099108516        354,716.11      777            615,000
0099108730        391,754.82      752            510,000
0099109480        395,659.05      781            500,000
0099109498        291,742.37      684            450,000
0099109548        354,729.87      680            485,000
0099109662        351,318.84      778            714,613
0099109787        416,147.74      735            550,000
0099110009        342,376.55      713            437,000
0099110025        320,570.44      624            350,000
0099110140        456,652.26      685            575,000
0099110165        335,756.81      682            420,000
0099110520        324,870.51      787            415,000
0099110579        472,958.71      760            603,000
0099110751        999,067.77      714          1,900,000
0099111171        403,999.66      769            453,000
0099111205        463,309.13      777            625,000
0099111213        465,263.01      744            582,000
0099111650        337,255.72      788            450,000
0099112492        356,305.27      707            397,000
0099112534        371,940.00      629            485,000
0099113516        504,625.22      636            800,000
0099113599        344,717.20      772            525,000
0099114399        333,333.23      762            420,000
0099114894        382,892.78      653            495,000
0099115933        334,501.21      689            703,000
0099116063        524,610.37      765            780,000
0099117327        332,727.04      772            420,000
0099117640        328,723.60      671            780,000
0099118036        359,477.22      674            400,000
0099118077        399,695.62      706            650,000
0099118218        470,141.98      669            648,000
0099118911        348,977.02      682            825,000
0099119026        374,707.46      750            600,000
0099119067        308,487.55      770            343,000
0099119299        399,404.42      733            525,000
0099119778        599,479.76      733            800,000
0099119810        439,704.77      687            550,000
0099120735        425,284.14      688            535,500
0099121212        312,268.07      724            420,000
0099121295        307,788.04      752            385,000
0099121592        294,919.76      718            369,000
0099121717        392,263.29      746            440,000
0099122020        469,651.19      628            780,000
0099122954        427,657.73      706            535,000
0099123655        487,236.31      700            610,000
0099123747        374,707.47      747            725,000
0099124786        473,371.15      675            620,000
0099125395        335,890.53      626            440,000
0099126435        351,757.76      728            440,000
0099127193        574,562.47      737            880,000
0099128548        339,753.92      791            425,000
0099128563        469,651.19      801            590,000
0099128738        498,011.20      712            623,005
0099129967        345,743.22      687            515,000
0099130429        427,136.59      736            570,000
0099131096        475,802.68      656          1,190,000
0099132326        451,647.39      757            590,000
0099135030        379,710.85      781          1,200,000
0099140675        321,920.92      731            403,000
0099141061        291,372.52      780            365,000
0099144875        408,872.76      769            600,000
0099145245        344,743.96      709            515,000
0099151201        297,821.48      624            323,000
6000499308        457,633.74      737            623,100
6000995867        276,962.09      773            425,000
6001082038        499,558.86      769            625,000
6003041958        395,691.08      753            495,000
6003986897        370,517.84      739            420,000
6005347486        344,750.30      722            490,000
6005353708        375,641.30      722            470,000
6008155332        299,777.35      750            375,000
6012502966        314,748.09      801            420,000
6014244674        331,759.70      787            415,000
6014500083        468,584.17      645            645,000
6016400795        699,426.21      752          1,200,000
6017896256        583,532.98      784            730,000
6018618105        417,182.32      694            835,000
6019046389        399,703.14      781            545,000
6019086237        409,646.99      723            560,000
6022397654        327,731.13      671            410,000
6022986274        292,000.00      708            370,000
6023854646        370,000.00      790            584,800
6026638251        649,492.93      777          1,025,000
6026926755        343,724.90      726            430,000
6027295986        359,719.16      677            470,000
6031234179        395,698.67      678            498,000
6031600718        353,324.15      759            417,000
6031851519        324,446.70      702            382,000
6033895837        399,672.11      752            668,000
6035803011        439,648.13      728            550,000
6037453534        368,400.00      739            467,000
6040445279        364,000.00      780            455,000
6040789403        892,303.37      730          1,300,000
6041025286        592,702.32      771            745,000
6044557780        657,499.31      771          1,100,000
6046818743        331,741.00      765            415,000
6050700399        380,000.00      751            475,000
6053091119        455,686.18      796            570,000
6054113698        446,642.53      747            900,000
6054379539        287,769.69      767            360,000
6056477927        353,977.10      751            442,800
6057565498        649,453.92      774            880,000
6058358117        367,712.92      646            460,000
6058962116        475,609.82      756            595,000
6060218531        344,737.48      743            652,000
6061083488        360,725.31      764            615,000
6062540692        649,467.20      719            850,000
6062611444        299,771.72      688            407,000
6062714180        648,392.25      763            860,000
6062821126        387,712.04      644            730,000
6064029843        286,986.85      800            359,000
6065995695        396,690.30      785            850,000
6066601334        395,898.52      678            546,000
6067296456        497,639.55      716            650,000
6070110421        349,733.67      789            680,000
6071905589        302,036.67      689            378,000
6072400838        750,000.00      749          1,400,000
6073946706        353,723.84      729            443,000
6074100832        301,775.87      669            360,000
6077106349        324,733.59      720            410,000
6079486772        427,122.83      790            475,000
6080683052        749,457.17      688          1,000,000
6082418036        959,287.54      761          1,200,000
6082542892        599,508.18      793            750,000
6083366887        628,309.47      724            786,000
6083850120        399,703.14      762            589,000
6084640157        588,255.38      788            785,000
6084674826        337,722.94      799            525,000
6084927125        330,728.67      697            472,000
6085561279        341,346.48      729            430,000
6086872964        311,756.60      721            390,000
6087191570        373,200.00      768            475,000
6087582661        534,572.16      779            810,000
6089139304        304,762.07      754            775,000
6090230365        617,480.80      787          1,200,000
6091286648        449,666.03      676            650,000
6096198814        410,000.00      753            520,000
6096930984        351,711.46      756            460,000
6096974826        318,757.26      673            580,000
6098239939        359,704.91      782            450,000
6098821975        470,000.00      736            640,000
6099925684        649,517.60      767          1,175,000
6101316492        744,487.29      786          1,400,000
6102542559        397,772.97      777            660,000
6102827455        310,763.35      708            440,000
6102920599        122,010.20      800            500,000
6104666299        429,647.52      772            810,000
6106184556        419,680.41      748            525,000
6106546614        398,688.73      676            570,000
6107531425        509,640.04      733            700,000
6107968718        626,710.72      776            784,000
6108067049        327,756.57      768            410,000
6108725661        399,672.11      776            785,000
6110769939        388,673.19      730            589,000
6110935019        599,470.63      658            770,000
6110960272        473,600.00      751            592,000
6113784521        403,784.76      716            449,000
6116188621        439,665.19      805            865,000
6117055993        427,640.42      800          2,300,000
6117622198        489,588.33      655            700,000
6117706421        319,779.77      774            500,000
6117734753        649,505.40      719            830,000
6118431458        439,673.45      768            550,000
6120395741        300,000.00      662            650,000
6120398695        323,759.54      681            405,000
6121043423        648,957.31      687          1,050,000
6121088105        488,276.34      655            611,000
6121301227        348,727.74      743            449,000
6123108471        296,768.31      744            440,000
6125206125        439,648.13      722            555,000
6125783115        475,609.82      799            595,000
6126321055        607,525.69      707            762,000
6130040311        335,000.00      677            475,000
6134138962        397,332.00      746            499,500
6135369962        479,267.26      686            611,000
6137552334        399,731.61      680            510,000
6142270013        344,743.95      791            600,000
6142631875        439,665.19      737            575,000
6144387245        443,662.15      702            555,000
6144924021        410,085.00      706            515,000
6145758634        416,183.07      671            595,000
6148962878        624,487.68      711            835,000
6149006014        378,204.73      673            478,500
6150942016        437,640.97      690            588,000
6154777111        479,661.22      722            600,000
6159000592        359,726.06      766            640,000
6159338281        359,719.16      771            460,000
6160176068        303,762.85      648            390,000
6164424225        316,000.00      782            413,000
6165478535        391,678.68      768            635,000
6167318317        337,343.11      744            430,000
6168374657        512,848.43      741            705,000
6168576905        359,726.06      793            530,000
6168625389        527,577.76      755            660,000
6168810296        399,703.14      780            740,000
6169015515        510,801.21      787            650,000
6171150755        397,401.94      682            500,000
6174647484        351,083.74      659            445,000
6177930960        649,505.40      648            869,000
6178613367        342,245.81      754            500,000
6179721888        355,985.60      779            380,000
6179880510        379,724.96      797            475,000
6181241198        389,464.52      749            535,000
6183854964        449,631.13      724            850,000
6186305444        437,684.70      736            560,000
6187360620        449,631.13      745            913,500
6188775560        374,721.69      769            900,000
6189058651        346,722.50      747            470,000
6193238638        399,695.62      665            750,000
6196003146        649,480.20      783          1,310,000
6196579517        343,744.70      644            430,000
6197287169        475,637.80      758            725,000
6199478485        465,598.78      786            585,000
6199619922        499,619.54      781            686,000
6201139877        732,949.00      752            935,000
6203909624        449,648.95      794            850,000
6204217738        491,643.90      801            705,000
6205531814        377,605.20      706            540,000
6209837530        327,737.70      769            450,000
6212970237        424,625.02      657            600,000
6215960292        563,560.02      794            705,000
6217113908        359,712.11      750            450,000
6219262687        649,505.40      780          1,300,000
6219815120        355,708.19      712            731,000
6220179185        880,562.54      739          1,175,000
6221657783        334,751.38      651            465,000
6222052224        399,724.72      681            745,000
6222436542        326,751.18      630            480,000
6223730919        400,000.00      743            780,000
6227469738        347,728.52      686            448,000
6228190812        313,736.20      784            392,500
6229463143        399,687.96      706            600,000
6230865989        319,244.49      758            355,000
6231562882        439,648.13      747            590,000
6231623072        335,737.88      722            425,000
6232871381        499,579.93      783          1,050,000
6233232310        326,138.98      769            408,000
6236302623        378,219.09      656            455,000
6236624653        509,592.16      649            740,000
6240789302        323,753.46      750            695,000
6241406401        539,578.74      636            705,000
6243380620        371,000.00      664            471,000
6245028607        398,880.76      759            499,000
6250692180        763,418.66      750          1,210,000
6252147647        400,936.98      799            535,000
6255419860        410,702.52      773            680,000
6256245793        619,516.33      780            775,000
6257611001        395,283.64      673            495,000
6260752701        760,656.15      692          1,695,000
6261118480        332,860.00      689            374,000
6261885542        399,680.12      769            650,000
6262005314        750,000.00      721          1,525,000
6270489252        363,694.19      777            459,000
6271322346        299,760.09      798            448,000
6271724517        430,669.35      702            575,000
6273686987        361,000.00      791            810,000
6274344867        649,541.24      665            850,000
6274353231        374,707.46      769            550,914
6274403747        395,713.38      698            499,000
6276435234        599,508.18      778          1,200,000
6279193087        327,744.13      737            410,000
6283279104        369,711.36      787            540,000
6287519463        427,674.33      741            535,000
6288945659        455,320.21      649            610,000
6291819784        304,767.92      784            440,000
6294976367        479,652.58      683            602,000
6303104316        496,592.61      712            660,000
6303356437        337,500.00      692            450,000
6304731513        346,515.73      769            437,000
6304972380        515,117.41      775            995,000
6307108198        314,766.22      749            350,000
6307468923        355,729.11      709            450,000
6308302790        307,435.18      668            385,000
6308399382        418,256.87      608            598,000
6309327671        400,000.00      776            635,000
6309420013        370,900.00      793            550,000
6309716402        399,655.60      755            635,000
6310561664        393,269.32      779            495,000
6312462929        499,600.15      750            700,000
6313669399        613,121.33      773            767,000
6313779255        339,440.98      779            425,000
6313871102        324,000.00      751            407,000
6316126264        286,981.46      770            359,000
6316307823        359,726.06      648            450,000
6317452362        376,698.52      777          1,405,000
6317610845        663,519.41      754            830,000
6317847363        299,760.09      644            380,000
6317994868        380,510.23      735            476,000
6320030155        710,500.00      747          1,015,000
6320460931        524,590.45      704            660,000
6321245638        399,564.03      790          1,000,000
6323252178        349,720.10      788            626,000
6324779526        671,449.16      713          1,215,000
6327170319        710,617.03      742          1,200,000
6327321789        367,719.98      774            460,000
6328321606        299,518.76      696            400,000
6328619942        415,683.46      774            520,000
6330397933        593,125.30      741            747,000
6331668720        649,517.60      747          1,000,000
6338830893        359,919.01      757            451,000
6342896617        361,724.54      734            660,000
6343324973        336,737.10      698            625,000
6343963911        380,679.08      639            510,000
6344363269        291,902.71      663            390,000
6346201392        303,744.60      805            380,000
6346376715        397,704.62      775            497,500
6347978386        453,396.03      757            605,000
6348032753        487,628.67      740            610,000
6348126399        398,703.88      701            650,000
6348377489        307,759.72      801            385,000
6351697591        619,528.23      624            785,000
6351717704        291,772.21      757            365,000
6356312956        438,440.33      695            585,000
6359451470        599,508.18      727          1,225,000
6360862152        323,765.49      685            365,000
6361613554        387,704.76      738            509,000
6362683861        380,000.00      737            475,000
6363095131        425,000.00      771            860,000
6363701308        609,499.98      700          1,200,000
6364839917        319,750.36      751            750,000
6368111594        549,570.95      680            995,000
6369739211        399,717.68      766            540,000
6372072659        319,762.51      763            420,000
6374652094        368,497.69      783            461,000
6375318026        569,587.44      733          1,000,000
6375608756        662,456.54      693          1,790,000
6378215740        346,192.88      779            440,000
6381688339        304,089.44      662            393,250
6381734836        435,125.04      769            670,000
6382887989        749,443.39      692            938,000
6384041429        879,278.66      728          1,700,000
6388175785        649,467.20      742          1,335,000
6388470806        368,739.55      748            490,000
6389363091        324,733.59      738            410,000
6389977296        499,600.15      769            800,000
6391623979        399,724.72      700            500,000
6393235095        285,000.00      787            370,000
6394427220        339,741.28      766            425,000
6395273482        299,010.69      765            350,000
6399386595        340,996.74      787            525,000
6399831798        307,765.64      718            385,000
6400657182        485,211.67      769            607,000
6401087769        387,689.72      799            538,000
6407065355        441,695.82      715            735,000
6407379061        295,774.77      750            370,000
6408646609        324,776.33      686            370,000
6409403919        646,865.98      753          1,350,000
6409557193        369,738.85      801            470,000
6410423765        439,656.75      727            725,000
6411023614        544,000.00      682            690,000
6411652867        351,732.15      779            440,000
6411844613        649,505.40      728            855,000
6413659837        279,781.57      784            350,000
6415227260        699,453.93      760          1,000,000
6417651921        519,584.16      759            650,000
6419493231        391,686.52      737            513,000
6419887697        685,490.88      715          1,264,000
6421137271        390,902.32      731            489,000
6421262236        323,759.54      742            500,000
6423654315        439,600.00      804            550,000
6424450952        367,726.89      785            460,000
6424620612        351,214.18      809            391,000
6425012504        442,662.90      661            570,000
6426901051        955,160.00      735          2,300,000
6429119578        309,000.00      696            424,000
6433278113        319,756.50      644            813,000
6435179558        334,745.08      702            465,000
6440502901        299,754.09      769            415,000
6442063753        362,997.60      785            575,000
6442311145        427,682.36      746          1,250,000
6443124919        925,527.43      702          1,235,000
6443302499        343,731.64      798            435,000
6443543126        319,744.10      770            400,000
6446378991        371,701.99      710            470,000
6448692159        423,185.69      746            605,000
6451077702        300,571.11      743            376,000
6452853002        367,733.64      676            460,000
6454051571        324,527.12      781            410,000
6454394286        525,889.43      772            700,000
6454735637        388,518.59      637            486,000
6454885655        381,702.00      800            900,000
6458083604        294,286.84      753            310,000
6458229611        419,620.31      771            951,000
6459372774        649,453.92      789            933,000
6459656036        328,730.32      753            504,000
6461139567        328,730.32      708            470,000
6463706819        325,545.84      754            413,000
6463707601        393,684.91      781            592,000
6466197925        519,604.31      753            655,000
6466228241        303,768.67      776            420,000
6467495179        450,000.00      782            735,000
6468354409        384,684.41      763            502,000
6468455677        419,672.35      769            615,000
6471679263        495,641.01      794            620,000
6472243184        559,529.52      746            710,000
6474082234        307,000.00      786            450,000
6474127609        679,442.61      630            850,000
6478397844        399,687.96      671            530,000
6478710194        415,667.33      700            520,000
6479573872        314,350.00      769            425,000
6479840099        404,676.12      688            840,000
6480348876        649,517.60      811          1,050,000
6480503991        430,879.98      713            545,000
6482537179        389,703.24      745            576,000
6483342546        323,747.24      793            405,000
6484782534        510,000.00      730          1,150,000
6487636943        549,570.95      683          1,550,000
6487643618        279,764.76      698            360,000
6487796184        367,213.31      714            490,000
6488959898        299,793.54      782          1,400,000
6489370418        499,638.11      715            675,000
6489949260        500,000.00      722            625,000
6491311533        594,500.12      696            850,000
6494529883        639,570.57      752            800,000
6498948568        414,692.00      750            617,000
6500939662        356,922.34      780            450,000
6501402413        390,694.98      783            500,000
6504066603        628,471.56      760          1,200,000
6504487791        384,000.00      771            482,000
6507110788        875,264.05      702          1,095,000
6507329495        490,000.00      713            700,000
6510466987        417,665.73      695            585,000
6512283612        369,696.71      715            570,000
6513551272        338,046.08      661            376,000
6513866878        339,721.30      775            425,000
6517026735        399,703.14      719            586,000
6517176431        362,716.83      756            467,000
6518587842        594,674.86      720            755,000
6518678237        299,771.72      736            328,000
6519637158        419,696.01      775            544,000
6520325561        474,620.14      771            725,000
6520727030        342,739.00      650            429,000
6521949146        649,480.20      699            935,000
6526447666        649,492.93      755            825,000
6531707021        350,000.00      800            585,000
6532563449        403,568.92      720            550,000
6532976781        332,662.93      723            370,000
6534726838        309,758.17      781            389,000
6534751687        503,616.49      766            630,000
6536446518        409,688.02      758            586,000
6537336338        349,713.11      727            490,000
6537477215        399,672.11      810            511,000
6538409589        411,228.95      686            514,500
6538645794        915,249.15      659          1,325,000
6538803583        358,113.39      724            455,000
6539132669        639,145.66      781            800,000
6539309523        341,319.99      653            435,000
6542631707        364,677.96      627            620,000
6545614957        540,000.00      705            715,000
6550159278        442,854.26      794            554,000
6552374131        347,735.20      698            435,000
6552771567        470,076.27      769            588,000
6553039808        319,750.36      776            400,000
6553335313        359,719.16      727            690,000
6554483088        347,741.73      688            435,000
6554934346        347,535.35      755            435,000
6558569361        292,000.00      770            375,000
6563071668        348,000.00      789            450,000
6565721419        440,000.00      802          1,850,000
6566383235        515,597.47      777            645,000
6567236739        359,900.00      764            505,000
6567790115        329,748.90      777            600,000
6568854506        628,000.00      758            800,000
6569446203        345,730.08      792            500,000
6570016946        314,760.31      710            550,000
6570133519        379,717.98      758            485,000
6572057799        419,664.13      759            540,000
6574045933        367,206.11      736            530,000
6575643991        409,188.40      659            585,000
6576845801        339,734.77      641            550,000
6577054627        290,000.00      760            377,300
6577372342        328,999.47      698            439,000
6578025907        440,655.98      753            630,000
6581028179        387,681.95      715            485,000
6582206519        389,528.00      754            953,500
6582428840        354,723.06      762          1,000,000
6584919648        343,718.02      742            430,000
6585102020        381,723.51      819            582,000
6585156778        499,609.94      645          1,150,000
6589061784        399,687.96      778          1,035,000
6590569429        346,000.00      747            433,000
6591873457        344,481.05      626            500,000
6592685819        444,685.92      772            755,000
6597838520        610,567.08      776          1,150,000
6598511720        396,726.78      736            960,000
6598813100        689,142.74      731            910,000
6599356448        349,726.96      781            525,000
6604500634        454,617.74      685            620,000
6605984704        347,728.52      731            548,000
6606888755        383,715.01      727            510,000
6607631063        409,695.72      732            600,000
6607922736        526,000.00      700            850,000
6608128481        569,871.09      737            718,000
6610380005        374,728.58      726            500,000
6610479872        342,351.00      661            440,000
6610676774        429,647.52      763            580,000
6610753052        378,718.72      755            560,000
6611159408        346,400.00      784            433,000
6613059234        504,586.05      811          1,150,000
6614932447        459,622.93      739            665,000
6618044942        364,700.81      699            645,000
6618480468        413,277.34      726            522,000
6618795451        325,000.00      757            406,800
6618853383        649,505.40      752            875,000
6619517102        307,771.41      743            385,000
6626855982        472,440.23      757            595,000
6628217728        549,537.93      629            850,000
6631508329        500,037.81      781            955,000
6632030679        388,688.92      764          1,002,000
6632281660        372,000.00      757            573,000
6632867492        494,584.14      764            670,000
6635771246        328,262.23      718            365,000
6636922327        502,607.61      756            850,000
6644373497        367,213.31      716            545,000
6648056965        499,600.15      748            850,000
6648420229        339,766.01      784            485,000
6649369482        539,568.17      781            796,000
6649439970        503,625.95      784            635,000
6650087429        438,448.05      718            585,000
6651781780        330,947.98      738            415,000
6651867589        399,687.96      766            587,000
6652537355        407,681.72      713            510,000
6655362082        549,970.63      688            690,000
6655908975        344,750.30      752            465,000
6657431216        399,680.12      732            510,000
6658103046        347,754.38      724            435,000
6659262312        391,686.52      728            495,000
6659430034        349,733.67      779            495,000
6659469008        327,756.57      802            490,000
6660252864        319,762.51      703            400,000
6663844295        579,580.21      779            825,000
6665838675        479,634.75      682          1,100,000
6666899809        301,352.77      757            377,000
6668025213        748,415.70      737          1,100,000
6669236629        462,847.54      745            580,000
6671008248        294,958.02      795            370,000
6673281934        315,000.00      748            405,000
6673959521        416,000.00      802            523,000
6675261785        323,747.24      742            405,000
6675350836        382,929.53      654            479,000
6676033365        306,760.50      770            680,000
6678167799        869,385.96      744          1,161,000
6678749844        646,969.24      776            925,000
6680135586        317,270.20      791            650,000
6680453252        311,724.72      686            420,000
6680510184        295,677.43      783            373,000
6684725911        614,532.03      765          1,100,000
6687636065        414,692.00      725            550,000
6689680053        359,719.16      767            460,000
6690214736        399,710.49      695            655,000
6690812877        284,223.53      747            408,000
6691896333        374,728.58      809            750,000
6692797563        503,625.95      784            631,000
6695651072        549,549.16      723            790,000
6696237541        490,826.23      631            614,000
6698516470        374,735.33      739            500,000
6699034770        479,625.55      686            800,000
6701821743        335,744.33      662            420,000
6702389062        356,656.88      768            490,000
6705767231        449,631.13      792            625,000
6705895313        444,000.00      754            555,000
6705953922        649,517.60      758            860,000
6705972526        325,000.00      653            455,000
6710661064        303,762.85      777            380,000
6711569613        318,963.10      721            400,000
6713263868        399,687.96      794            500,000
6716708612        648,931.29      785            885,000
6718088336        369,718.46      721            560,000
6719480177        570,965.21      630            950,000
6720295473        361,731.34      748          1,250,000
6720984761        381,000.00      789            476,500
6722591333        449,640.14      745            960,000
6722608053        921,000.00      647          1,228,000
6723504608        500,000.00      778            760,000
6723629652        349,733.67      782            445,000
6726979633        366,891.50      723            459,000
6727914027        309,764.11      795            388,000
6727971498        360,000.00      786            665,000
6728919835        397,189.90      726            530,000
6733867565        411,678.60      652            515,000
6734711069        390,966.82      756            520,000
6735026798        463,638.03      712            580,000
6735801604        339,734.77      770            425,000
6736032464        456,000.00      693            575,000
6736340156        766,391.66      717          1,110,000
6737090289        649,505.40      760          1,425,000
6744150415        333,739.45      755            470,000
6744712040        764,460.06      677          1,365,000
6745837283        381,709.33      698            485,000
6747047345        307,753.69      748            385,000
6749123086        774,424.83      746          1,450,000
6750275544        431,662.99      790            543,000
6752184173        452,000.00      771            585,000
6753295044        349,726.96      794            650,000
6754852801        463,655.64      672            580,000
6755553747        306,280.88      790            395,000
6758740051        343,731.64      729            430,000
6758761388        283,844.41      665            300,000
6759332445        608,556.76      759            761,500
6761557765        449,631.13      791            975,000
6761577854        401,686.40      741            540,000
6764560162        444,135.65      782            635,000
6765942765        999,219.90      789          1,460,000
6768856707        499,638.11      768            805,000
6770173281        453,396.03      768            605,000
6772466832        569,532.77      795            715,000
6774338914        396,000.00      647            510,000
6777888956        344,756.50      718            432,000
6778620333        303,790.78      773            380,000
6779613444        364,735.82      651            520,000
6781539629        326,457.55      699            409,000
6787441606        561,561.58      766            835,000
6788461397        399,680.12      793            810,000
6791039891        332,740.22      679            420,000
6792953017        649,492.93      644          1,300,000
6793476430        301,946.11      784            435,000
6795786778        638,748.86      708            799,000
6802306511        339,411.73      703            425,000
6802488046        324,746.46      773            500,000
6805128110        650,000.00      654          2,500,000
6805661748        749,414.92      797          1,400,000
6808776584        387,200.00      743            484,000
6808883174        464,637.25      758            925,000
6810184231        324,740.10      724            525,000
6810476074        373,708.24      777            498,000
6811504601        382,201.61      790            512,000
6811628822        366,920.59      753            459,000
6812487376        580,541.76      671            830,000
6813286777        399,703.14      729            880,000
6814084007        523,361.30      738            660,000
6814705403        347,754.38      737            440,000
6815531667        367,920.00      750            465,000
6816756982        758,807.59      742          1,085,000
6818590462        364,715.26      762            470,000
6819755205        349,500.00      760            466,000
6820502141        506,124.10      752            812,000
6821350367        304,743.76      718            560,000
6823377962        581,808.91      719          1,500,000
6825297267        311,774.18      722            390,000
6825745067        399,687.96      784            650,000
6826395102        342,152.18      746            428,000
6827662021        449,666.03      746            975,000
6828862653        389,710.56      751            645,000
6830038334        301,240.41      693            335,000
6833076836        319,750.36      780            400,000
6833402164        519,604.31      771            650,000
6833515015        557,975.10      780            698,000
6833913913        501,358.59      730            669,000
6839998678        347,741.73      756            452,000
6845455341        544,000.00      672            680,000
6845701165        570,975.93      662            755,000
6851733078        359,712.11      694            477,000
6852966669        321,336.38      760            405,000
6853079827        376,705.90      770            805,000
6861163845        432,670.52      709          1,175,000
6863806649        419,672.35      770            600,000
6866680983        307,759.72      798            385,000
6871560022        311,000.00      748            410,000
6872098139        449,631.13      724            591,000
6874549758        283,299.91      650            315,000
6878171575        557,900.00      756            797,000
6884445898        352,225.01      641            545,000
6884534550        444,635.23      788            665,000
6888964043        487,590.01      776            610,000
6889954597        382,223.15      702            425,000
6893478823        429,187.00      756            800,000
6894443719        410,000.00      771            648,000
6903255203        479,625.55      709            850,000
6907632100        342,506.62      710            528,500
6907693250        499,197.93      780          1,000,000
6908128611        607,501.63      725            766,500
6908554816        403,700.17      734            505,000
6908973529        471,609.73      788            590,000
6909300763        487,672.55      686            610,000
6915332289        394,400.00      769            500,000
6924502021        599,531.94      672          1,120,000
6925523596        549,570.95      710          3,500,000
6925698067        449,648.95      658            600,000
6933749605        331,753.60      651            415,000
6934122943        391,694.19      770            490,000
6937378021        313,755.04      745            392,500
6938459366        343,245.06      740            450,000
6940678169        367,234.01      724            490,000
6941427988        352,211.05      749            470,000
6941588003        517,575.40      730            685,000
6942821478        375,706.68      786            480,000
6947308992        350,000.00      773            440,000
6954168032        299,754.09      794            650,000
6954832033        407,673.72      719            525,000
6957432252        599,543.44      734            825,000
6958052323        299,777.35      782            537,000
6960067145        495,658.65      714            700,000
6961337612        318,530.64      698            425,000
6961860753        444,000.00      694            640,000
6962334873        399,655.60      693          1,325,000
6968266459        302,963.47      694            379,000
6977240503        749,457.17      793            950,000
6977578381        649,467.20      759            942,000
6982976851        374,596.67      664            505,000
6988632581        386,874.70      749            485,000
6991487056        543,575.63      740            690,000
6992635364        399,717.68      709            500,000
6993901518        303,860.72      785            338,000
6999724823        304,400.00      730            640,000

Loan Count:                                   1,019
Scheduled PB:                      $ 427,465,106.59
Interest Rate W/A:                            7.290
Unpaid PB W/A:                     $     419,494.71
Remaining  Term W/A:                            358

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE



Bank of America Mortgage
BOAMS 2001-10
Group II:  15 YEAR
Mortgage Loan Schedule


   LOAN                              ZIP               PROPERTY                                    LOAN                 DOC
  NUMBER             STATE           CODE                TYPE              OCCUPANCY              PURPOSE              TYPE
----------           -----          -----           -------------          ---------         -----------------       -------
0029612421            OH            44236           Single Family           Primary              Purchase             Standard
0029657244            CA            96143           Single Family           Primary         Cash-out Refinance        Reduced
0029681590            NC            27614                PUD                Primary         Cash-out Refinance        Standard
0029684958            SC            29407           Single Family           Primary              Refinance            Standard
0029685070            SC            29585           Single Family          Secondary             Purchase             Standard
0029685096            SC            29302           Single Family           Primary              Refinance            Standard
0029689023            CA            95008           Single Family           Primary         Cash-out Refinance        Standard
0029693009            AL            35243           Single Family           Primary              Refinance            Standard
0029701133            AL            35226           Single Family           Primary         Cash-out Refinance        Standard
0029710233            OK            73103           Single Family           Primary              Refinance            Standard
0029726536            SC            29672           Single Family           Primary         Cash-out Refinance        Standard
0029756541            CA            91011           Single Family           Primary         Cash-out Refinance        Standard
0029770682            FL            33330                PUD                Primary         Cash-out Refinance        Standard
0029777059            OH            45419           Single Family           Primary              Refinance            Reduced
0029777497            CA            94010           Single Family           Primary              Refinance            Standard
0029779428            CA            91902           Single Family           Primary         Cash-out Refinance        Standard
0029779444            CA            94542           Single Family           Primary         Cash-out Refinance        Reduced
0029779519            CO            80104                PUD                Primary              Purchase             Standard
0029779667            MA            01776           Single Family           Primary              Purchase             Standard
0029779717            UT            84097           Single Family           Primary         Cash-out Refinance        Standard
0029779725            MD            20882                PUD                Primary              Refinance            Standard
0029779758            GA            30127           Single Family           Primary         Cash-out Refinance        Reduced
0029779782            CA            95404                PUD                Primary         Cash-out Refinance        Reduced
0029780210            MD            20814           Single Family           Primary              Refinance            Reduced
0029780228            MD            20601           Single Family           Primary              Refinance            Standard
0029780236            MI            48301           Single Family           Primary         Cash-out Refinance        Standard
0029780244            CT            06853           Single Family           Primary              Refinance            Standard
0029780277            DC            20015           Single Family           Primary              Refinance            Standard
0029780285            DC            20015           Single Family           Primary              Refinance            Standard
0029780319            NJ            08550           Single Family           Primary              Refinance            Standard
0029780335            MD            20874                PUD                Primary              Refinance            Standard
0029780343            MD            21210           Single Family           Primary              Refinance            Standard
0029781903            MI            49449           Single Family           Primary              Refinance            Standard
0029781911            IL            60137           Single Family           Primary              Refinance            Standard
0029781929            AZ            85284                PUD                Primary         Cash-out Refinance        Standard
0029781937            MD            20850                PUD                Primary              Purchase             Standard
0029781945            ID            83712           Single Family           Primary         Cash-out Refinance        Standard
0029781952            NV            89109                PUD                Primary         Cash-out Refinance        Reduced
0029781960            NV            89123                PUD                Primary              Refinance            Standard
0029782117            CA            92591                PUD                Primary              Purchase             Standard
0029782547            CA            90807           Single Family           Primary         Cash-out Refinance        Standard
0029782653            FL            33917           Single Family           Primary              Purchase             Standard
0099057234            CA            94044            Condominimum           Primary         Cash-out Refinance        Standard
0099060212            CA            94563           Single Family           Primary              Refinance            Standard
0099075749            NJ            08550           Single Family           Primary              Refinance            Standard
0099087397            GA            30253                PUD                Primary              Refinance            Standard
0099092983            CO            80107           Single Family           Primary              Refinance            Standard
0099097610            NC            28207                PUD                Primary         Cash-out Refinance        Reduced
0099097651            NC            27410           Single Family           Primary         Cash-out Refinance        Standard
0099099236            CA            94070           Single Family           Primary         Cash-out Refinance        Standard
0099100463            GA            30319           Single Family           Primary         Cash-out Refinance        Reduced
0099101792            CA            96150                PUD                Primary              Purchase             Standard
0099104259            NC            28027           Single Family           Primary              Refinance            Standard
0099105413            CA            91006           Single Family          Secondary             Refinance            Standard
0099106429            AR            72712           Single Family           Primary              Refinance            Reduced
0099107617            NC            27615           Single Family           Primary              Refinance            Reduced
0099108300            GA            30907                PUD                Primary              Refinance            Standard
0099108326            CA            94596           Single Family           Primary         Cash-out Refinance        Reduced
0099111395            MO            63017                PUD                Primary         Cash-out Refinance        Standard
0099111684            OR            97034           Single Family           Primary         Cash-out Refinance        Standard
0099112377            TX            77845           Single Family           Primary              Purchase             Standard
0099113490            VA            22182                PUD                Primary              Refinance            Standard
0099114720            CA            92037            Condominimum           Primary              Refinance            Standard
0099115016            MS            39305           Single Family           Primary              Refinance            Standard
0099123937            CO            80304           Single Family           Primary         Cash-out Refinance        Standard
0099126849            FL            33149           Single Family           Primary         Cash-out Refinance        Standard
0099139545            CO            80918           Single Family           Primary         Cash-out Refinance        Reduced
0099143646            TN            37027                PUD                Primary              Refinance            Standard
0099146078            CA            90027             Two Family            Primary              Purchase             Standard
6002527452            MD            20815            Condominimum           Primary              Purchase               Rapid
6009861110            CA            90274           Single Family           Primary              Purchase               Rapid
6015632158            MO            63124           Single Family           Primary              Refinance            Standard
6023355446            FL            33498                PUD                Primary              Purchase               Rapid
6033803146            MD            21122           Single Family           Primary              Refinance            Standard
6034278744            TX            75024                PUD                Primary              Refinance              Rapid
6035252581            SC            29928                PUD                Primary              Purchase               Rapid
6038502719            CA            90266           Single Family           Primary              Refinance              Rapid
6038564701            CA            94502                PUD                Primary              Refinance              Rapid
6040961390            TX            78669                PUD               Secondary             Purchase               Rapid
6051822739            DE            19971                PUD                Primary         Cash-out Refinance        Standard
6055754318            TX            78572           Single Family           Primary              Purchase               Rapid
6056580621            MD            21032                PUD                Primary              Refinance            Standard
6066367589            NV            89448           Single Family          Secondary             Refinance              Rapid
6067377579            NV            89413                PUD                Primary              Purchase               Rapid
6068260568            NJ            08820           Single Family           Primary              Refinance              Rapid
6076419313            CA            94596                PUD                Primary              Refinance              Rapid
6085534185            CA            95436           Single Family           Primary         Cash-out Refinance        Standard
6090255248            NV            89120           Single Family           Primary              Refinance              Rapid
6094298020            CA            95035                PUD                Primary         Cash-out Refinance        Standard
6115964220            CA            94010           Single Family           Primary              Refinance              Rapid
6119118724            CA            90020           Single Family           Primary              Refinance            Standard
6124567261            CA            96001           Single Family           Primary         Cash-out Refinance          Rapid
6126301321            CA            94065                PUD                Primary         Cash-out Refinance        Standard
6131486158            CA            94549                PUD                Primary         Cash-out Refinance        Standard
6141251212            SC            29302           Single Family           Primary              Refinance              Rapid
6156187756            CA            92602                PUD                Primary              Refinance              Rapid
6173313971            CA            94539           Single Family           Primary         Cash-out Refinance          Rapid
6185603807            CA            94583                PUD                Primary              Refinance            Standard
6199595148            TN            37138                PUD                Primary              Refinance              Rapid
6214036219            CA            90402           Single Family           Primary              Refinance              Rapid
6217879607            GA            30040           Single Family           Primary              Purchase               Rapid
6219345789            CA            95404           Single Family           Primary         Cash-out Refinance          Rapid
6225357240            NJ            07028           Single Family           Primary         Cash-out Refinance        Reduced
6230460872            MI            48103           Single Family           Primary              Refinance              Rapid
6232473832            WA            98117           Single Family           Primary         Cash-out Refinance        Standard
6243847396            NV            89501           Single Family           Primary              Purchase             Standard
6254863217            TX            77027                PUD                Primary              Purchase               Rapid
6263604016            SC            29577           Single Family          Secondary             Refinance            Standard
6272717098            CA            92612                PUD                Primary              Refinance            Standard
6279633850            CA            94963           Single Family           Primary         Cash-out Refinance        Standard
6290382602            FL            33060           Single Family           Primary         Cash-out Refinance        Standard
6293186174            DC            20016           Single Family           Primary              Refinance              Rapid
6297782812            CA            94526           Single Family           Primary         Cash-out Refinance        Standard
6303627290            CT            06820           Single Family           Primary              Purchase             Standard
6307089539            CA            92660            Condominimum           Primary              Refinance            Standard
6308362133            CA            94002           Single Family           Primary         Cash-out Refinance        Standard
6316070074            CA            94602           Single Family           Primary         Cash-out Refinance        Standard
6318142715            FL            33330                PUD                Primary              Refinance            Standard
6319181423            MA            01748           Single Family           Primary         Cash-out Refinance          Rapid
6328800104            CA            93463           Single Family           Primary         Cash-out Refinance        Standard
6336979601            CA            95448           Single Family           Primary         Cash-out Refinance        Standard
6338733352            FL            33181           Single Family           Primary              Purchase             Standard
6347520824            CA            94611           Single Family           Primary              Refinance              Rapid
6359423313            CA            90064           Single Family           Primary              Refinance              Rapid
6362958479            CA            94596           Single Family           Primary              Refinance            Standard
6363749299            CA            94539           Single Family           Primary         Cash-out Refinance        Standard
6368244361            NC            28031           Single Family           Primary              Refinance              Rapid
6389226835            TX            78746                PUD                Primary              Refinance              Rapid
6390762380            NC            27927           Single Family          Secondary             Refinance            Standard
6393166399            CA            94404           Single Family           Primary              Refinance              Rapid
6401812315            FL            33914                PUD                Primary              Refinance              Rapid
6410037110            CA            94904           Single Family           Primary         Cash-out Refinance        Standard
6422526225            CA            94563           Single Family           Primary         Cash-out Refinance          Rapid
6434134919            CA            94510           Single Family           Primary              Purchase               Rapid
6434282643            TX            76006                PUD                Primary              Refinance              Rapid
6439914950            CA            92625                PUD                Primary              Refinance            Standard
6440788070            WI            54935           Single Family           Primary              Refinance              Rapid
6475640980            FL            32034            Condominimum           Primary              Refinance            Standard
6485079930            GA            30041                PUD                Primary              Purchase             Standard
6493800764            CA            94707           Single Family           Primary         Cash-out Refinance        Standard
6495088095            VA            22473           Single Family          Secondary             Purchase             Standard
6505531480            MO            63005           Single Family           Primary              Refinance              Rapid
6507517750            CA            94402          High-Rise Condo          Primary         Cash-out Refinance          Rapid
6510798322            CA            92677           Single Family           Primary              Refinance              Rapid
6514279956            CA            94087           Single Family           Primary              Refinance            Standard
6521412780            GA            30068                PUD                Primary              Refinance              Rapid
6522129417            CA            91302                PUD                Primary              Refinance            Standard
6524647911            CA            94558           Single Family           Primary         Cash-out Refinance        Reduced
6533626492            WI            53092           Single Family           Primary              Refinance            Standard
6536249151            CA            91108           Single Family           Primary              Refinance              Rapid
6543548074            CA            92130                PUD                Primary              Purchase               Rapid
6545888221            NC            28445           Single Family          Secondary             Purchase               Rapid
6546571479            NC            28374           Single Family           Primary         Cash-out Refinance        Standard
6552448828            MD            21401                PUD                Primary              Refinance              Rapid
6556800214            CA            92064           Single Family           Primary              Refinance            Standard
6558291172            CA            90272           Single Family           Primary              Refinance         All Ready Home
6565341366            CA            94002            Condominimum           Primary         Cash-out Refinance        Standard
6567799579            UT            84124           Single Family           Primary              Refinance              Rapid
6577791343            CA            94555           Single Family           Primary         Cash-out Refinance        Standard
6578975952            VA            23320                PUD                Primary              Purchase               Rapid
6585597377            CA            92808                PUD                Primary              Refinance            Standard
6593206045            CA            94010           Single Family           Primary         Cash-out Refinance        Standard
6626056607            CO            81631                PUD                Primary         Cash-out Refinance          Rapid
6637470938            SC            29455            Condominimum          Secondary             Purchase               Rapid
6638813870            CA            94024           Single Family           Primary              Refinance              Rapid
6639100442            FL            33446                PUD               Secondary             Purchase             Standard
6649940464            GA            30307           Single Family           Primary         Cash-out Refinance        Standard
6688779781            CA            92677                PUD                Primary              Refinance            Standard
6692370361            MD            20815           Single Family           Primary              Refinance            Standard
6696676938            CA            94122           Single Family           Primary         Cash-out Refinance        Standard
6713676960            MO            63122           Single Family           Primary         Cash-out Refinance        Standard
6720255238            CA            90265           Single Family           Primary              Refinance            Standard
6726148155            NC            27936           Single Family          Secondary             Purchase             Standard
6732987687            CA            94112           Single Family           Primary              Purchase              Stated
6748110472            MD            20850                PUD                Primary              Refinance              Rapid
6748275382            CA            92009           Single Family           Primary              Refinance         All Ready Home
6751217826            CA            95404           Single Family          Secondary             Refinance         All Ready Home
6753157731            CA            95035           Single Family           Primary         Cash-out Refinance        Standard
6772022338            CA            92648           Single Family           Primary              Refinance            Standard
6776005669            CA            95032           Single Family           Primary         Cash-out Refinance          Rapid
6785123503            CA            95228                PUD               Secondary             Refinance              Rapid
6787746517            CA            92130                PUD                Primary              Purchase             Standard
6795265138            CA            94403           Single Family           Primary         Cash-out Refinance          Rapid
6803714408            CA            95135           Single Family           Primary              Purchase               Rapid
6809605550            CO            81252                PUD                Primary         Cash-out Refinance        Reduced
6816919770            CA            94501           Single Family           Primary              Refinance            Standard
6826266832            KS            67801           Single Family           Primary              Refinance              Rapid
6830442932            MD            21042                PUD                Primary              Refinance            Standard
6832423047            SC            29451           Single Family          Secondary             Purchase               Rapid
6833903930            CA            94563           Single Family           Primary              Refinance              Rapid
6839654560            CA            91902           Single Family           Primary              Refinance            Standard
6842920255            VA            22027                PUD                Primary              Refinance            Standard
6851836988            CA            92260                PUD                Primary              Refinance              Rapid
6860723896            MI            48439           Single Family           Primary              Refinance              Rapid
6861042916            CA            94065                PUD                Primary              Refinance              Rapid
6864184822            CA            90049           Single Family           Primary              Refinance         All Ready Home
6869189891            CA            94509           Single Family           Primary              Refinance            Standard
6869261724            CA            92103           Single Family           Primary              Refinance              Rapid
6880182099            TN            37027           Single Family           Primary              Refinance              Rapid
6881032228            NE            68130           Single Family           Primary         Cash-out Refinance        Standard
6882838482            CA            94545           Single Family           Primary         Cash-out Refinance          Rapid
6889580376            GA            30342           Single Family           Primary         Cash-out Refinance          Rapid
6898607517            WA            98114            Condominimum           Primary              Purchase               Rapid
6899161001            SC            29576                PUD                Primary              Purchase             Standard
6911220785            CA            91107           Single Family           Primary              Purchase               Rapid
6919854775            SC            29205           Single Family           Primary              Refinance              Rapid
6921136146            VA            23233           Single Family           Primary              Refinance            Standard
6939127384            FL            32312           Single Family           Primary              Purchase             Standard
6946962088            CA            92661            Condominimum          Secondary             Purchase             Standard
6948771412            CA            92118          High-Rise Condo         Secondary             Purchase             Standard
6950004868            CA            95746           Single Family           Primary              Refinance            Standard
6958938034            CA            95492           Single Family           Primary         Cash-out Refinance          Rapid
6959325264            CA            92025           Single Family           Primary              Refinance            Standard
6963030173            CA            90274           Single Family           Primary              Purchase               Rapid
6965401356            CA            94901                PUD                Primary              Refinance              Rapid
6973007278            CA            94904           Single Family           Primary         Cash-out Refinance          Rapid
6980703349            CA            91024           Single Family           Primary         Cash-out Refinance          Rapid
6987822803            CA            92651           Single Family           Primary              Refinance            Standard
6990397108            WA            98119           Single Family           Primary              Refinance              Rapid
6999442541            CA            93950             Two Family           Investor              Refinance            Standard



   LOAN           INTEREST         ORIGINAL    1ST PAYMENT        MATURITY     ORIG           MONTHLY        DUE       REMAIN
  NUMBER            RATE              PB          DATE              DATE       TERM             P&I         DATE        TERM
  ------          --------         --------    -----------        --------     ----           -------       ----       ------
0029612421          6.875            354,400     20010701          20160601     180           3,160.73     20010901      177
0029657244          6.875            300,000     20010701          20160601     180           2,675.56     20010901      177
0029681590          6.750            501,500     20010701          20160601     180           4,437.83     20011001      177
0029684958          6.875            380,000     20010801          20160701     180           3,389.05     20010901      178
0029685070          6.750            550,000     20010701          20160601     180           4,867.00     20010901      177
0029685096          6.875            650,000     20010801          20160701     180           5,797.05     20011001      178
0029689023          6.875            375,000     20010801          20160701     180           3,344.45     20010901      178
0029693009          6.875            320,000     20010701          20160601     180           2,853.94     20010901      177
0029701133          6.875            295,000     20010801          20160701     180           2,630.97     20010901      178
0029710233          7.000            330,500     20010801          20160701     180           2,970.63     20010901      178
0029726536          6.875            350,000     20010801          20160701     180           3,121.49     20011001      178
0029756541          7.500            400,000     20010801          20160701     180           3,708.05     20010901      178
0029770682          6.750            410,000     20010701          20160601     180           3,628.13     20010901      177
0029777059          6.875            353,500     20010701          20160601     180           3,152.71     20010901      177
0029777497          6.750            479,000     20010601          20160501     180           4,238.72     20010901      176
0029779428          6.750            450,000     20010701          20160601     180           3,982.10     20011001      177
0029779444          6.875            562,500     20010701          20160601     180           5,016.68     20010901      177
0029779519          7.125            547,500     20010801          20160701     180           4,959.43     20010901      178
0029779667          7.125            460,400     20010801          20160701     180           4,170.45     20011001      178
0029779717          6.875            342,400     20010601          20160501     180           3,053.71     20010901      176
0029779725          6.875            540,000     20010701          20160601     180           4,816.01     20010901      177
0029779758          6.750            344,000     20010701          20160601     180           3,044.09     20010901      177
0029779782          7.125            380,000     20010701          20160601     180           3,442.16     20010901      177
0029780210          7.125            371,000     20010701          20160601     180           3,360.64     20010901      177
0029780228          7.125            320,000     20010601          20160501     180           2,898.66     20010901      176
0029780236          7.250            325,000     20010601          20160501     180           2,966.81     20010901      176
0029780244          7.250            500,000     20010601          20160501     180           4,564.32     20010901      176
0029780277          7.000            480,000     20010701          20160601     180           4,314.38     20010901      177
0029780285          7.125            320,000     20010601          20160501     180           2,898.66     20010901      176
0029780319          6.875            306,000     20010701          20160601     180           2,729.08     20011001      177
0029780335          7.500            337,500     20010601          20160501     180           3,128.67     20010901      176
0029780343          7.000            369,900     20010501          20160401     180           3,324.77     20010901      175
0029781903          6.375            499,750     20010801          20160701     180           4,319.09     20010901      178
0029781911          7.750            350,000     20010401          20160301     180           3,294.47     20010901      174
0029781929          6.875            650,000     20010801          20160701     180           5,797.05     20010901      178
0029781937          6.750            640,000     20010801          20160701     180           5,663.42     20011001      178
0029781945          7.000            325,300     20010801          20160701     180           2,923.89     20010901      178
0029781952          7.125            547,000     20010801          20160701     180           4,954.90     20010901      178
0029781960          7.250            360,000     20010801          20160701     180           3,286.31     20010901      178
0029782117          7.000            357,450     20010801          20160701     180           3,212.87     20010901      178
0029782547          7.000            350,000     20010801          20160701     180           3,145.90     20011001      178
0029782653          7.375            315,000     20010701          20160601     180           2,897.76     20010901      177
0099057234          6.875            322,500     20010701          20160601     180           2,876.23     20010901      177
0099060212          7.000            550,000     20010801          20160701     180           4,943.56     20010901      178
0099075749          6.625            472,000     20010801          20160701     180           4,144.14     20010901      178
0099087397          7.375            532,850     20010801          20160701     180           4,901.82     20011001      178
0099092983          6.875            500,000     20010801          20160701     180           4,459.27     20011001      178
0099097610          6.875            375,000     20010901          20160801     180           3,344.45     20010901      179
0099097651          6.875            360,000     20011001          20160901     180           3,210.68     20011001      180
0099099236          6.500            365,000     20010801          20160701     180           3,179.54     20010901      178
0099100463          6.875            650,000     20010901          20160801     180           5,797.05     20011001      179
0099101792          7.000            404,800     20010801          20160701     180           3,638.46     20011001      178
0099104259          6.875            478,000     20010901          20160801     180           4,263.07     20010901      179
0099105413          6.875            320,000     20010901          20160801     180           2,853.93     20010901      179
0099106429          6.875            649,990     20010901          20160801     180           5,796.96     20011001      179
0099107617          6.875            465,000     20010901          20160801     180           4,147.13     20011001      179
0099108300          6.875            301,000     20010901          20160801     180           2,684.49     20010901      179
0099108326          6.500            312,000     20010901          20160801     180           2,717.86     20010901      179
0099111395          7.250            360,000     20010901          20160801     180           3,286.31     20011001      179
0099111684          7.250            400,000     20010901          20160801     180           3,651.45     20010901      179
0099112377          6.750            400,000     20010801          20160701     180           3,539.64     20010901      178
0099113490          7.000            393,000     20010901          20160801     180           3,532.40     20011001      179
0099114720          6.750            373,500     20010901          20160801     180           3,305.14     20010901      179
0099115016          7.000            415,000     20010901          20160801     180           3,730.14     20011001      179
0099123937          7.000            579,500     20010901          20160801     180           5,208.71     20010901      179
0099126849          6.875            650,000     20010601          20160501     180           5,797.05     20011001      176
0099139545          6.875            442,500     20010901          20160801     180           3,946.46     20011001      179
0099143646          6.875            481,950     20010901          20160801     180           4,298.29     20011001      179
0099146078          7.250            504,000     20010901          20160801     180           4,600.83     20010901      179
6002527452          6.875            317,425     20010901          20160801     180           2,830.97     20010901      179
6009861110          6.875            456,800     20010901          20160801     180           4,074.00     20010901      179
6015632158          7.000            399,700     20011001          20160901     180           3,592.62     20011001      180
6023355446          7.000            306,000     20011001          20160901     180           2,750.42     20011001      180
6033803146          7.000            717,500     20010901          20160801     180           6,449.10     20010901      179
6034278744          6.750            332,000     20010901          20160801     180           2,937.90     20010901      179
6035252581          7.000            360,000     20011001          20160901     180           3,235.79     20011001      180
6038502719          6.875            563,000     20010901          20160801     180           5,021.14     20010901      179
6038564701          7.000            496,000     20010901          20160801     180           4,458.19     20010901      179
6040961390          6.875            388,000     20010901          20160801     180           3,460.40     20010901      179
6051822739          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6055754318          7.375            446,300     20010901          20160801     180           4,105.62     20010901      179
6056580621          7.250            640,000     20010901          20160801     180           5,842.33     20010901      179
6066367589          7.125            458,000     20011001          20160901     180           4,148.71     20011001      180
6067377579          6.875            640,000     20010901          20160801     180           5,707.87     20010901      179
6068260568          6.875            333,950     20011001          20160901     180           2,978.35     20011001      180
6076419313          6.875            358,000     20011001          20160901     180           3,192.84     20011001      180
6085534185          7.250            640,000     20010901          20160801     180           5,842.33     20010901      179
6090255248          6.875            560,000     20011001          20160901     180           4,994.39     20011001      180
6094298020          7.000            650,000     20010901          20160801     180           5,842.39     20010901      179
6115964220          6.750            550,000     20010901          20160801     180           4,867.01     20010901      179
6119118724          6.875            710,000     20010901          20160801     180           6,332.17     20010901      179
6124567261          6.875            437,500     20010901          20160801     180           3,901.87     20010901      179
6126301321          6.875            500,000     20010901          20160801     180           4,459.28     20010901      179
6131486158          6.750            600,000     20010901          20160801     180           5,309.46     20010901      179
6141251212          6.875            397,000     20011001          20160901     180           3,540.67     20011001      180
6156187756          6.875            455,000     20010901          20160801     180           4,057.94     20011001      179
6173313971          7.000            400,000     20010901          20160801     180           3,595.32     20010901      179
6185603807          7.125            720,000     20010901          20160801     180           6,521.99     20010901      179
6199595148          6.875            509,500     20010901          20160801     180           4,544.00     20010901      179
6214036219          6.875            612,000     20010901          20160801     180           5,458.15     20010901      179
6217879607          6.750            400,000     20010901          20160801     180           3,539.64     20010901      179
6219345789          6.875            650,000     20010901          20160801     180           5,797.06     20010901      179
6225357240          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6230460872          6.750            333,000     20011001          20160901     180           2,946.75     20011001      180
6232473832          7.000            385,000     20010901          20160801     180           3,460.49     20010901      179
6243847396          6.875            556,000     20010901          20160801     180           4,958.72     20011001      179
6254863217          7.000            332,000     20011001          20160901     180           2,984.12     20011001      180
6263604016          7.000            975,000     20010901          20160801     180           8,763.58     20011001      179
6272717098          6.500            650,000     20011001          20160901     180           5,662.20     20011001      180
6279633850          6.875            553,000     20011001          20160901     180           4,931.96     20011001      180
6290382602          7.250            330,000     20010901          20160801     180           3,012.45     20010901      179
6293186174          6.875            435,000     20010901          20160801     180           3,879.57     20010901      179
6297782812          7.000            425,000     20010901          20160801     180           3,820.03     20010901      179
6303627290          6.750          1,000,000     20010901          20160801     180           8,849.10     20010901      179
6307089539          6.875            330,000     20011001          20160901     180           2,943.12     20011001      180
6308362133          6.875            330,000     20010901          20160801     180           2,943.12     20010901      179
6316070074          6.875            410,000     20010901          20160801     180           3,656.61     20010901      179
6318142715          6.750            313,900     20011001          20160901     180           2,777.74     20011001      180
6319181423          6.875            398,000     20010901          20160801     180           3,549.59     20010901      179
6328800104          7.000            313,000     20010901          20160801     180           2,813.34     20010901      179
6336979601          7.000            550,000     20010901          20160801     180           4,943.56     20010901      179
6338733352          7.250            444,960     20010901          20160801     180           4,061.88     20010901      179
6347520824          7.125            400,000     20010901          20160801     180           3,623.33     20010901      179
6359423313          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6362958479          7.250            442,000     20010901          20160801     180           4,034.86     20010901      179
6363749299          6.875            485,000     20010901          20160801     180           4,325.50     20010901      179
6368244361          6.750            360,000     20011001          20160901     180           3,185.68     20011001      180
6389226835          6.875            456,000     20010901          20160801     180           4,066.86     20010901      179
6390762380          7.250            557,600     20010901          20160801     180           5,090.13     20010901      179
6393166399          6.750            308,500     20011001          20160901     180           2,729.95     20011001      180
6401812315          6.750            298,000     20011001          20160901     180           2,637.04     20011001      180
6410037110          6.750            499,000     20010901          20160801     180           4,415.70     20010901      179
6422526225          6.875            431,500     20010901          20160801     180           3,848.36     20010901      179
6434134919          7.375            397,000     20010901          20160801     180           3,652.10     20010901      179
6434282643          6.750            327,700     20010901          20160801     180           2,899.85     20010901      179
6439914950          6.875          1,000,000     20010901          20160801     180           8,918.55     20010901      179
6440788070          7.625            464,000     20011001          20160901     180           4,334.37     20011001      180
6475640980          6.875            419,177     20011001          20160901     180           3,738.45     20011001      180
6485079930          6.875            320,000     20011001          20160901     180           2,853.94     20011001      180
6493800764          7.125            466,500     20010901          20160801     180           4,225.71     20010901      179
6495088095          6.875            340,000     20010901          20160801     180           3,032.31     20010901      179
6505531480          7.250            404,027     20010901          20160801     180           3,688.22     20010901      179
6507517750          6.875            450,000     20011001          20160901     180           4,013.35     20011001      180
6510798322          7.500            644,000     20010901          20160801     180           5,969.96     20010901      179
6514279956          6.625            560,650     20010901          20160801     180           4,922.48     20010901      179
6521412780          6.750            491,000     20011001          20160901     180           4,344.91     20011001      180
6522129417          6.875            775,000     20011001          20160901     180           6,911.88     20011001      180
6524647911          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6533626492          7.000            396,000     20010901          20160801     180           3,559.37     20010901      179
6536249151          6.500            500,000     20011001          20160901     180           4,355.54     20011001      180
6543548074          7.125            599,992     20010901          20160801     180           5,434.92     20010901      179
6545888221          6.750            288,000     20010901          20160801     180           2,548.54     20010901      179
6546571479          6.875            470,000     20010901          20160801     180           4,191.72     20010901      179
6552448828          7.125            407,700     20011001          20160901     180           3,693.08     20011001      180
6556800214          6.875            460,000     20011001          20160901     180           4,102.54     20011001      180
6558291172          6.750            327,500     20010901          20160801     180           2,898.08     20010901      179
6565341366          7.000            420,000     20010901          20160801     180           3,775.08     20010901      179
6567799579          7.000            574,400     20010901          20160801     180           5,162.87     20011001      179
6577791343          7.000            433,000     20011001          20160901     180           3,891.93     20011001      180
6578975952          6.750            400,000     20011001          20160901     180           3,539.64     20011001      180
6585597377          7.000            710,000     20010901          20160801     180           6,381.69     20010901      179
6593206045          6.750            700,000     20010901          20160801     180           6,194.37     20011001      179
6626056607          6.750            455,000     20010801          20160701     180           4,026.34     20010901      178
6637470938          7.000            356,000     20011001          20160901     180           3,199.83     20011001      180
6638813870          6.875            380,000     20010901          20160801     180           3,389.05     20010901      179
6639100442          7.500            650,000     20010901          20160801     180           6,025.59     20010901      179
6649940464          7.625            906,000     20010901          20160801     180           8,463.22     20010901      179
6688779781          7.125            971,000     20010901          20160801     180           8,795.63     20010901      179
6692370361          6.875            540,000     20011001          20160901     180           4,816.02     20011001      180
6696676938          6.750            385,000     20010901          20160801     180           3,406.91     20010901      179
6713676960          7.000            307,500     20011001          20160901     180           2,763.90     20011001      180
6720255238          6.875            700,000     20010901          20160801     180           6,242.99     20010901      179
6726148155          7.125            650,000     20010901          20160801     180           5,887.91     20010901      179
6732987687          6.750            336,700     20010901          20160801     180           2,979.50     20010901      179
6748110472          6.875            370,000     20010901          20160801     180           3,299.87     20010901      179
6748275382          7.250            415,000     20010901          20160801     180           3,788.39     20010901      179
6751217826          7.250            628,000     20010901          20160801     180           5,732.78     20010901      179
6753157731          6.875          1,000,000     20010901          20160801     180           8,918.55     20010901      179
6772022338          6.875            333,000     20010901          20160801     180           2,969.88     20011001      179
6776005669          7.000            720,000     20010901          20160801     180           6,471.57     20010901      179
6785123503          6.875            588,000     20010901          20160801     180           5,244.11     20010901      179
6787746517          7.250            444,000     20010901          20160801     180           4,053.12     20010901      179
6795265138          6.750            455,000     20010901          20160801     180           4,026.34     20010901      179
6803714408          6.875            600,000     20010901          20160801     180           5,351.13     20010901      179
6809605550          6.750            400,000     20011001          20160901     180           3,539.64     20011001      180
6816919770          6.750            317,000     20010901          20160801     180           2,805.17     20010901      179
6826266832          6.750            425,000     20010901          20160801     180           3,760.87     20010901      179
6830442932          7.375            470,000     20011001          20160901     180           4,323.64     20011001      180
6832423047          6.875            352,000     20010901          20160801     180           3,139.33     20010901      179
6833903930          6.875            310,000     20011001          20160901     180           2,764.75     20011001      180
6839654560          7.000            405,500     20010901          20160801     180           3,644.75     20010901      179
6842920255          6.875            325,000     20011001          20160901     180           2,898.53     20011001      180
6851836988          6.875            360,000     20010901          20160801     180           3,210.68     20010901      179
6860723896          7.000            370,000     20010901          20160801     180           3,325.67     20010901      179
6861042916          6.875            518,000     20010901          20160801     180           4,619.81     20011001      179
6864184822          6.875            622,000     20011001          20160901     180           5,547.34     20011001      180
6869189891          6.875            329,000     20010901          20160801     180           2,934.21     20010901      179
6869261724          7.250            335,000     20010901          20160801     180           3,058.10     20010901      179
6880182099          6.875            384,000     20010801          20160701     180           3,424.73     20010901      178
6881032228          7.000            472,500     20010901          20160801     180           4,246.97     20010901      179
6882838482          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6889580376          6.875            457,000     20010901          20160801     180           4,075.78     20010901      179
6898607517          6.875S           408,000     20011001          20160901     180           3,638.77     20011001      180
6899161001          6.875            600,000     20011001          20160901     180           5,351.13     20011001      180
6911220785          7.375            328,000     20011001          20160901     180           3,017.35     20011001      180
6919854775          6.875            344,000     20010901          20160801     180           3,067.98     20010901      179
6921136146          6.875            450,000     20011001          20160901     180           4,013.35     20011001      180
6939127384          7.125            334,000     20010901          20160801     180           3,025.48     20010901      179
6946962088          6.875            512,500     20011001          20160901     180           4,570.76     20011001      180
6948771412          7.250            475,000     20010901          20160801     180           4,336.10     20010901      179
6950004868          7.125            376,000     20011001          20110901     120           4,389.95     20011001      120
6958938034          7.000            320,000     20010901          20160801     180           2,876.26     20010901      179
6959325264          6.875            437,500     20010901          20160801     180           3,901.87     20010901      179
6963030173          7.000            550,000     20010901          20160801     180           4,943.56     20010901      179
6965401356          6.875            500,000     20010901          20160801     180           4,459.28     20010901      179
6973007278          7.125            650,000     20011001          20160901     180           5,887.91     20011001      180
6980703349          7.000            360,000     20010901          20160801     180           3,235.79     20010901      179
6987822803          6.875            350,000     20010901          20160801     180           3,121.50     20010901      179
6990397108          6.875            309,000     20011001          20160901     180           2,755.84     20011001      180
6999442541          7.000            400,000     20011001          20160901     180           3,595.32     20011001      180


   LOAN                SCHEDULED                      APPRAISAL
  NUMBER                  PB             FICO           VALUE
  ------             -----------         ----       -----------
0029612421           350,989.59          738         450,000
0029657244           297,113.10          718         475,000
0029681590           496,437.34          704         724,000
0029684958           377,569.12          781         900,000
0029685070           544,650.25          758       1,450,000
0029685096           643,756.96          794         950,000
0029689023           372,601.13          738         665,000
0029693009           316,920.61          658         400,000
0029701133           293,112.86          774         520,000
0029710233           328,408.49          798         400,000
0029726536           347,761.03          776         881,000
0029756541           397,576.35          736       1,000,000
0029770682           406,012.01          649         585,000
0029777059           350,098.23          756         570,000
0029777497           472,770.31          807       1,000,000
0029779428           445,622.92          752         700,000
0029779444           557,087.02          679         750,000
0029779519           544,063.67          679         740,000
0029779667           457,517.82          766         580,000
0029779717           337,994.15          675         428,000
0029779725           534,803.54          756         680,000
0029779758           340,653.98          734         430,000
0029779782           376,318.61          674         604,000
0029780210           367,505.85          702         480,000
0029780228           315,969.65          739         435,000
0029780236           320,950.41          690         500,000
0029780244           493,769.88          729         675,000
0029780277           475,430.31          675         615,000
0029780285           315,969.65          744         450,000
0029780319           303,055.33          769         570,000
0029780335           333,384.43          699         440,000
0029780343           363,996.43          646         775,000
0029781903           495,728.29          769         709,000
0029781911           343,694.64          769         510,000
0029781929           645,173.92          673       1,200,000
0029781937           633,885.84          745         800,000
0029781945           323,241.40          684         440,000
0029781952           543,575.69          694         730,000
0029781960           357,770.67          733         450,000
0029782117           355,187.94          638         448,000
0029782547           345,336.58          693         500,000
0029782653           312,096.77          753         355,000
0099057234           319,396.57          719         430,000
0099060212           546,519.42          740       1,180,000
0099075749           468,914.89          736         605,000
0099087397           529,585.98          776         675,000
0099092983           496,801.49          715         825,000
0099097610           373,803.99          735         870,000
0099097651           360,000.00          724         510,000
0099099236           362,588.57          664         900,000
0099100463           647,926.91          783       1,305,000
0099101792           402,238.29          726         506,000
0099104259           476,475.47          791         608,000
0099105413           318,979.40          765         449,000
0099106429           647,916.94          743         850,000
0099107617           463,516.93          649         586,000
0099108300           300,039.99          782         390,000
0099108326           310,972.14          745         500,000
0099111395           358,885.00          724         495,000
0099111684           398,765.22          778         989,000
0099112377           397,413.47          765         501,000
0099113490           391,760.10          761         720,000
0099114720           372,295.80          746         650,000
0099115016           413,689.72          693         530,000
0099123937           577,671.71          697       1,710,000
0099126849           629,543.63          795         965,000
0099139545           440,858.67          712         590,000
0099143646           480,412.88          749         620,000
0099146078           502,444.17          727         630,000
6002527452           316,412.61          809         397,000
6009861110           455,343.08          731         650,000
6015632158           398,882.29          660         625,000
6023355446           306,000.00          719         340,000
6033803146           715,236.32          744       1,025,000
6034278744           330,929.60          740         415,000
6035252581           360,000.00          763         540,000
6038502719           561,204.38          763       1,200,000
6038564701           494,435.14          711         650,000
6040961390           386,762.52          771         485,000
6051822739           348,883.71          775         646,000
6055754318           444,937.27          714         511,000
6056580621           638,024.34          693         800,000
6066367589           458,000.00          740       2,800,000
6067377579           637,958.80          709         805,000
6068260568           333,950.00          711         430,000
6076419313           358,000.00          792         830,000
6085534185           638,024.34          736       1,600,000
6090255248           560,000.00          736       1,625,000
6094298020           647,949.28          765       1,300,000
6115964220           548,226.74          749       1,050,000
6119118724           707,735.54          703       1,500,000
6124567261           436,104.64          709         625,000
6126301321           498,405.30          763         850,000
6131486158           598,065.54          651       1,050,000
6141251212           397,000.00          718         510,000
6156187756           453,548.83          740         760,000
6173313971           398,738.01          758         750,000
6185603807           717,753.01          780         960,000
6199595148           507,875.01          768         662,000
6214036219           604,577.69          762       1,750,000
6217879607           398,710.36          784         735,000
6219345789           647,926.90          775       1,250,000
6225357240           348,883.71          706         520,000
6230460872           333,000.00          749         895,000
6232473832           383,024.08          752         625,000
6243847396           554,226.70          772         695,000
6254863217           332,000.00          769         420,000
6263604016           971,923.92          739       1,300,000
6272717098           650,000.00          713       1,660,000
6279633850           553,000.00          633         790,000
6290382602           328,981.30          670         440,000
6293186174           433,612.62          810         750,000
6297782812           423,659.14          784         655,000
6303627290           996,775.90          760       1,350,000
6307089539           330,000.00          783         725,000
6308362133           328,947.51          761         925,000
6316070074           408,692.35          629         651,000
6318142715           313,900.00          658         400,000
6319181423           396,730.62          806         625,000
6328800104           312,012.49          803       1,200,000
6336979601           548,264.77          775         800,000
6338733352           443,586.42          681         500,000
6347520824           398,751.67          750       1,540,000
6359423313           348,883.71          802         475,000
6362958479           440,635.56          768         795,000
6363749299           483,453.15          782       1,300,000
6368244361           360,000.00          735         535,000
6389226835           454,545.64          762         570,000
6390762380           555,878.70          673         697,000
6393166399           308,500.00          801         682,700
6401812315           298,000.00          791         790,000
6410037110           497,391.18          748       1,000,000
6422526225           430,123.78          719         775,000
6434134919           395,787.80          787         665,000
6434282643           326,643.46          771         626,000
6439914950           996,810.62          738       1,700,000
6440788070           464,000.00          770         580,000
6475640980           419,177.00          743         850,000
6485079930           320,000.00          730         400,000
6493800764           465,044.13          754         800,000
6495088095           338,915.61          735         439,000
6505531480           402,779.78          769         980,000
6507517750           450,000.00          735         850,000
6510798322           642,055.04          714       1,550,000
6514279956           558,822.78          675       1,300,000
6521412780           491,000.00          762         620,000
6522129417           775,000.00          692       1,400,000
6524647911           348,883.71          760         600,000
6533626492           394,750.63          713         499,000
6536249151           500,000.00          775       1,175,000
6543548074           598,119.53          709         800,000
6545888221           287,071.46          793         362,000
6546571479           468,500.99          776         880,000
6552448828           407,700.00          783         660,000
6556800214           460,000.00          670         630,000
6558291172           326,444.11          721         600,000
6565341366           418,674.92          704         600,000
6567799579           572,587.80          751         718,000
6577791343           433,000.00          728         620,000
6578975952           400,000.00          734         525,000
6585597377           707,759.98          705         890,000
6593206045           690,538.76          698       2,000,000
6626056607           452,057.82          749         650,000
6637470938           356,000.00          731         460,000
6638813870           378,788.03          793       1,550,000
6639100442           648,036.91          687         905,000
6649940464           903,293.66          686       1,250,000
6688779781           967,969.68          687       1,225,000
6692370361           540,000.00          715         795,000
6696676938           383,758.72          636         950,000
6713676960           307,500.00          784         615,000
6720255238           697,767.43          741       1,476,500
6726148155           647,971.47          682         950,000
6732987687           335,614.44          737         518,000
6748110472           368,819.92          736         600,000
6748275382           413,718.90          675       1,000,000
6751217826           626,061.39          779       1,100,000
6753157731           996,810.62          789       3,100,000
6772022338           331,937.93          685         530,000
6776005669           717,728.43          715       2,075,000
6785123503           586,124.64          739         925,000
6787746517           442,629.38          766         555,000
6795265138           453,533.04          770         650,000
6803714408           598,086.37          767         920,000
6809605550           400,000.00          720         520,000
6816919770           315,977.96          737         460,000
6826266832           423,629.76          783         900,000
6830442932           470,000.00          634         675,000
6832423047           350,877.34          747         440,000
6833903930           310,000.00          755         610,000
6839654560           404,220.67          661         610,000
6842920255           325,000.00          693         597,000
6851836988           358,851.82          793         550,000
6860723896           368,832.66          787         610,000
6861042916           516,347.71          774         900,000
6864184822           622,000.00          774       1,200,000
6869189891           327,950.69          736         440,000
6869261724           333,965.86          732         850,000
6880182099           381,269.44          758         500,000
6881032228           471,009.28          695         675,000
6882838482           348,883.71          742         550,000
6889580376           455,542.45          730       1,350,000
6898607517           408,000.00          773         553,000
6899161001           600,000.00          697         985,000
6911220785           328,000.00          783         410,000
6919854775           342,902.85          748         460,000
6921136146           450,000.00          784         750,000
6939127384           332,957.65          762         417,500
6946962088           512,500.00          714         775,000
6948771412           473,533.69          803         675,000
6950004868           376,000.00          678         545,000
6958938034           318,990.41          777         410,000
6959325264           436,104.64          753         625,000
6963030173           548,264.77          801       1,050,000
6965401356           498,405.30          767       1,550,000
6973007278           650,000.00          769       1,600,000
6980703349           358,864.21          777       1,025,000
6987822803           348,883.71          725       1,240,000
6990397108           309,000.00          735         395,000
6999442541           400,000.00          751         665,000




Loan Count:                                      220
Scheduled PB:                       $ 100,589,009.76
Interest Rate W/A:                             6.958
Unpaid PB W/A:                      $     457,222.77
Remaining  Term W/A:                             179

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By:
                                        ______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:___________________________________
                                    Address:__________________________________


                                    Date:_____________________________________

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:


__________________________________  _______________
Signature   Date

Documents returned to Custodian:


___________________________________ ________________
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [_______________],

                              By:  _____________________________________
                              Name:  ___________________________________
                              Title:  __________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-10, Class ___, having an initial aggregate Certificate Balance as of September 25, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-10, Class ___, having an initial aggregate Certificate Balance as of September 25, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.


----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    IF AN ADVISER:

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-10, Class ___, having an initial aggregate Certificate Principal Balance as of September 25, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-10, Class ___, having an initial aggregate Certificate Principal Balance as of September 25, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                 Series 2001-10

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R or Class 1-A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 25, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is ___________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    __________________________________________
                                    Print Name of Transferee

                                    By:
                                       _______________________________________
                                       Name:
                                       Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____






                                    __________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                    CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.



                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

            Bank of America, N.A.
            201 North Tryon Street
            Charlotte, North Carolina  28255
            Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

                  _______________________



      (c) in the case of the Purchaser:

                  _______________________



      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          Loss Mitigation Advisor
                                          _______________________

                                          By:___________________________________
                                          Name:
                                          Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                      NONE

                                    EXHIBIT M

                    PAC GROUP SCHEDULE AND TAC GROUP SCHEDULE

      PAYMENT DATE                                          PAC GROUP
      ------------                                          ---------

Initial Balance .............................................     $72,805,000.00
October 25, 2001 ............................................      72,446,612.77
November 25, 2001 ...........................................      72,065,747.07
December 25, 2001 ...........................................      71,662,585.36
January 25, 2002 ............................................      71,237,325.60
February 25, 2002 ...........................................      70,790,181.04
March 25, 2002 ..............................................      70,321,380.12
April 25, 2002 ..............................................      69,831,166.27
May 25, 2002 ................................................      69,319,797.75
June 25, 2002 ...............................................      68,787,547.41
July 25, 2002 ...............................................      68,234,702.51
August 25, 2002 .............................................      67,661,564.43
September 25, 2002 ..........................................      67,068,448.45
October 25, 2002 ............................................      66,455,683.47
November 25, 2002 ...........................................      65,823,611.72
December 25, 2002 ...........................................      65,172,588.44
January 25, 2003 ............................................      64,502,981.60
February 25, 2003 ...........................................      63,815,171.52
March 25, 2003 ..............................................      63,109,550.53
April 25, 2003 ..............................................      62,386,522.63
May 25, 2003 ................................................      61,646,503.10
June 25, 2003 ...............................................      60,889,918.10
July 25, 2003 ...............................................      60,117,204.27
August 25, 2003 .............................................      59,328,808.31
September 25, 2003 ..........................................      58,525,186.58
October 25, 2003 ............................................      57,706,804.60
November 25, 2003 ...........................................      56,874,136.68
December 25, 2003 ...........................................      56,027,665.39
January 25, 2004 ............................................      55,167,881.14
February 25, 2004 ...........................................      54,295,281.67
March 25, 2004 ..............................................      53,428,647.34
April 25, 2004 ..............................................      52,567,939.75
May 25, 2004 ................................................      51,713,120.75
June 25, 2004 ...............................................      50,864,152.43
July 25, 2004 ...............................................      50,020,997.16
August 25, 2004 .............................................      49,183,617.52
September 25, 2004 ..........................................      48,351,976.35
October 25, 2004 ............................................      47,526,036.74
November 25, 2004 ...........................................      46,705,762.00
December 25, 2004 ...........................................      45,891,115.70
January 25, 2005 ............................................      45,082,061.64
February 25, 2005 ...........................................      44,278,563.87
March 25, 2005 ..............................................      43,480,586.65
April 25, 2005 ..............................................      42,688,094.50
May 25, 2005 ................................................      41,901,052.16
June 25, 2005 ...............................................      41,119,424.60
July 25, 2005 ...............................................      40,343,177.01
August 25, 2005 .............................................      39,572,274.84
September 25, 2005 ..........................................      38,806,683.74
October 25, 2005 ............................................      38,046,369.58
November 25, 2005 ...........................................      37,291,298.47
December 25, 2005 ...........................................      36,541,436.75
January 25, 2006 ............................................      35,796,750.96
February 25, 2006 ...........................................      35,057,207.86
March 25, 2006 ..............................................      34,322,774.45
April 25, 2006 ..............................................      33,593,417.91
May 25, 2006 ................................................      32,869,105.68
June 25, 2006 ...............................................      32,149,805.39
July 25, 2006 ...............................................      31,435,484.87
August 25, 2006 .............................................      30,726,112.18
September 25, 2006 ..........................................      30,021,655.58
October 25, 2006 ............................................      29,324,336.48
November 25, 2006 ...........................................      28,631,839.57
December 25, 2006 ...........................................      27,944,133.60
January 25, 2007 ............................................      27,261,187.49
February 25, 2007 ...........................................      26,582,970.41
March 25, 2007 ..............................................      25,909,451.69
April 25, 2007 ..............................................      25,240,600.88
May 25, 2007 ................................................      24,577,532.91
June 25, 2007 ...............................................      23,929,801.32
July 25, 2007 ...............................................      23,297,075.62
August 25, 2007 .............................................      22,679,032.19
September 25, 2007 ..........................................      22,075,354.10
October 25, 2007 ............................................      21,487,679.42
November 25, 2007 ...........................................      20,913,702.83
December 25, 2007 ...........................................      20,353,127.39
January 25, 2008 ............................................      19,805,662.32
February 25, 2008 ...........................................      19,271,022.91
March 25, 2008 ..............................................      18,748,930.39
April 25, 2008 ..............................................      18,239,111.81
May 25, 2008 ................................................      17,741,299.92
June 25, 2008 ...............................................      17,255,233.05
July 25, 2008 ...............................................      16,780,654.99
August 25, 2008 .............................................      16,317,314.90
September 25, 2008 ..........................................      15,864,967.19
October 25, 2008 ............................................      15,426,618.07
November 25, 2008 ...........................................      14,998,670.65
December 25, 2008 ...........................................      14,580,896.46
January 25, 2009 ............................................      14,173,071.80
February 25, 2009 ...........................................      13,774,977.71
March 25, 2009 ..............................................      13,386,399.81
April 25, 2009 ..............................................      13,007,128.26
May 25, 2009 ................................................      12,636,957.61
June 25, 2009 ...............................................      12,275,686.77
July 25, 2009 ...............................................      11,923,118.89
August 25, 2009 .............................................      11,579,061.27
September 25, 2009 ..........................................      11,243,325.28
October 25, 2009 ............................................      10,918,265.70
November 25, 2009 ...........................................      10,601,045.32
December 25, 2009 ...........................................      10,291,490.21
January 25, 2010 ............................................       9,989,430.10
February 25, 2010 ...........................................       9,694,698.35
March 25, 2010 ..............................................       9,407,131.84
April 25, 2010 ..............................................       9,126,570.93
May 25, 2010 ................................................       8,852,859.35
June 25, 2010 ...............................................       8,585,844.17
July 25, 2010 ...............................................       8,325,375.70
August 25, 2010 .............................................       8,071,307.45
September 25, 2010 ..........................................       7,823,496.02
October 25, 2010 ............................................       7,583,655.68
November 25, 2010 ...........................................       7,349,687.23
December 25, 2010 ...........................................       7,121,459.82
January 25, 2011 ............................................       6,898,845.41
February 25, 2011 ...........................................       6,681,718.65
March 25, 2011 ..............................................       6,469,956.88
April 25, 2011 ..............................................       6,263,440.01
May 25, 2011 ................................................       6,062,050.52
June 25, 2011 ...............................................       5,865,673.39
July 25, 2011 ...............................................       5,674,196.06
August 25, 2011 .............................................       5,487,508.33
September 25, 2011 ..........................................       5,305,502.40
October 25, 2011 ............................................       5,128,072.71
November 25, 2011 ...........................................       4,955,116.01
December 25, 2011 ...........................................       4,786,531.21
January 25, 2012 ............................................       4,622,219.40
February 25, 2012 ...........................................       4,462,083.79
March 25, 2012 ..............................................       4,306,029.65
April 25, 2012 ..............................................       4,153,964.28
May 25, 2012 ................................................       4,005,796.97
June 25, 2012 ...............................................       3,861,438.95
July 25, 2012 ...............................................       3,720,803.37
August 25, 2012 .............................................       3,583,805.22
September 25, 2012 ..........................................       3,450,361.33
October 25, 2012 ............................................       3,320,390.33
November 25, 2012 ...........................................       3,193,812.59
December 25, 2012 ...........................................       3,070,550.18
January 25, 2013 ............................................       2,950,526.89
February 25, 2013 ...........................................       2,833,668.11
March 25, 2013 ..............................................       2,719,900.86
April 25, 2013 ..............................................       2,609,153.76
May 25, 2013 ................................................       2,501,356.92
June 25, 2013 ...............................................       2,396,442.02
July 25, 2013 ...............................................       2,294,342.17
August 25, 2013 .............................................       2,194,991.97
September 25, 2013 ..........................................       2,098,327.42
October 25, 2013 ............................................       2,004,285.90
November 25, 2013 ...........................................       1,912,806.18
December 25, 2013 ...........................................       1,823,828.33
January 25, 2014 ............................................       1,737,293.75
February 25, 2014 ...........................................       1,653,145.09
March 25, 2014 ..............................................       1,571,326.28
April 25, 2014 ..............................................       1,491,782.45
May 25, 2014 ................................................       1,414,459.95
June 25, 2014 ...............................................       1,339,306.29
July 25, 2014 ...............................................       1,266,270.12
August 25, 2014 .............................................       1,195,301.23
September 25, 2014 ..........................................       1,126,350.51
October 25, 2014 ............................................       1,059,369.92
November 25, 2014 ...........................................         994,312.49
December 25, 2014 ...........................................         931,132.25
January 25, 2015 ............................................         869,784.29
February 25, 2015 ...........................................         810,224.65
March 25, 2015 ..............................................         752,410.35
April 25, 2015 ..............................................         696,299.37
May 25, 2015 ................................................         641,850.61
June 25, 2015 ...............................................         589,023.87
July 25, 2015 ...............................................         537,779.86
August 25, 2015 .............................................         488,080.14
September 25, 2015 ..........................................         439,887.15
October 25, 2015 ............................................         393,164.13
November 25, 2015 ...........................................         347,875.17
December 25, 2015 ...........................................         303,985.13
January 25, 2016 ............................................         261,459.68
February 25, 2016 ...........................................         220,265.24
March 25, 2016 ..............................................         180,368.98
April 25, 2016 ..............................................         141,738.82
May 25, 2016 ................................................         104,343.37
June 25, 2016 ...............................................          68,151.97
July 25, 2016 ...............................................          33,134.63
August 25, 2016 .............................................               0.00